UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06385

Nuveen Ohio Quality Income Municipal Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: February 28

Date of reporting period: August 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

NUVEEN Investments

Nuveen Investments
Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Semi-Annual Report August 31, 2014

NAZ
Nuveen Arizona Premium Income Municipal Fund

NUM
Nuveen Michigan Quality Income Municipal Fund

NUO
Nuveen Ohio Quality Income Municipal Fund

NTX
Nuveen Texas Quality Income Municipal Fund

NUVEEN INVESTMENTS ACQUIRED BY TIAA-CREF

On October 1, 2014, TIAA-CREF completed its previously announced acquisition of Nuveen Investments, Inc., the parent company of your fund’s investment adviser, Nuveen Fund Advisors, LLC (“NFAL”) and the Nuveen affiliates that act as sub-advisers to the majority of the Nuveen Funds. TIAA-CREF is a national financial services organization with approximately $613 billion in assets under management as of June 30, 2014 and is a leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen expects to operate as a separate subsidiary within TIAA-CREF’s asset management business. Nuveen’s existing leadership and key investment teams have remained in place following the transaction.

Your fund investment will not change as a result of Nuveen’s change of ownership. You will still own the same fund shares and the underlying value of those shares will not change as a result of the transaction. NFAL and your fund’s sub-adviser(s) will continue to manage your fund according to the same objectives and policies as before, and we do not anticipate any changes to your fund’s operations.

Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Managers’ Comments	5

Fund Leverage	9

Common Share Information	10

Risk Considerations	12

Performance Overview and Holding Summaries	13

Shareholder Meeting Report	21

Portfolios of Investments	23

Statement of Assets and Liabilities	51

Statement of Operations	52

Statement of Changes in Net Assets	53

Statement of Cash Flows	55

Financial Highlights	56

Notes to Financial Statements	62

Additional Fund Information	75

Glossary of Terms Used in this Report	76

Reinvest Automatically, Easily and Conveniently	78

Annual Investment Management Agreement Approval Process	79

Nuveen Investments	3

Chairman’s Letter to Shareholders

Dear Shareholders,

Over the past year, global financial markets were generally strong as stocks of many countries rose due to strengthening economies and abundant central bank support. A low and stable interest rate environment allowed the bond market to generate modest but positive returns.

More recently, markets have been less certain as economic growth is strengthening in some parts of the world, but in other areas recovery has been slow or uneven at best. Despite increasing market volatility, geopolitical turmoil and concerns over rising rates, better-than-expected earnings results and economic data have supported U.S. stocks. Europe continues to face challenges as disappointing growth and inflation measures led the European Central Bank to further cut interest rates. Japan is suffering from the burden of the recent consumption tax as the government’s structural reforms continue to steadily progress. Flare-ups in hotspots, such as the ongoing Russia-Ukraine conflict and Middle East, have not yet been able to derail the markets, though that remains a possibility. With all the challenges facing the markets, accommodative monetary policy around the world has helped lessen the impact of these events.

It is in such changeable markets that professional investment management is most important. Investment teams who have experienced challenging markets in the past understand how their asset class can behave in rapidly changing times. Remaining committed to their investment disciplines during these times is a critical component to achieving long-term success. In fact, many strong investment track records are established during challenging periods because experienced investment teams understand that volatile markets place a premium on companies and investment ideas that can weather the short-term volatility. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

William J. Schneider
Chairman of the Board
October 23, 2014

4	Nuveen Investments

Portfolio Managers’ Comments

Nuveen Arizona Premium Income Municipal Fund (NAZ)
Nuveen Michigan Quality Income Municipal Fund (NUM)
Nuveen Ohio Quality Income Municipal Fund (NUO)
Nuveen Texas Quality Income Municipal Fund (NTX)

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. Portfolio managers Michael S. Hamilton and Daniel J. Close, CFA, discuss key investment strategies and the six-month performance of these four Nuveen Funds. Michael assumed portfolio management responsibility for NAZ in 2011, while Dan has managed NUM, NUO and NTX since 2007.

What key strategies were used to manage these Funds during the six-month reporting period ended August 31, 2014?

During this reporting period, the rally in the municipal market continued, driven by strong demand and tight supply and reinforced by a market environment of solid fundamentals and improving technical factors. For the reporting period, municipal bond prices generally rose, while interest rates declined. During this time, we continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that had the potential to perform well over the long term.

Despite the general decline in new municipal issuance, especially in Ohio, we continued to find opportunities to purchase bonds in both the primary and secondary markets that helped us keep the Funds fully invested. Overall, our emphasis was on adding bonds with intermediate and longer maturities in a variety of credit sectors that we believed offered long-term potential, attractive structures and the ability to continue to diversify revenue sources. Because declining interest rates produced an increase in current calls during this reporting period, as bond issuers sought to lower costs through refinancings, much of our focus was on reinvesting the cash resulting from these calls into bonds with longer durations and lower credit ratings to help offset the decline in rates.

During this reporting period, the Funds found value in diversified areas of the marketplace. In NAZ, the majority of our purchases focused on the education sector, as we added higher education credits, charter school bonds and local school district issues with longer maturities. All of our purchases during this reporting period consisted of Arizona paper, with the exception of a small addition of bonds issued by the Guam Water Works Authority. These territorial bonds, which we believe represent an improving credit story, offered the benefits of diversification and longer duration to the Fund. NAZ also purchased Puerto Rico Sales Tax Financing Corporation (COFINA) bonds in May 2014, based on their attractive diversification, duration and yield. Due to ongoing developments in Puerto Rico, Nuveen subsequently revised its opinion on COFINA’s legal structure and we made the decision to sell these bonds from the portfolio in July 2014.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

In Michigan, counter to the national trend, municipal issuance rose substantially for the reporting period. This increase was largely due to the refinancing of Detroit water and sewer bonds, which accounted for approximately $1.8 billion of Michigan’s $5.1 billion in issuance, or almost all of the increase. In August 2014, Detroit announced a tender offer for the city’s water and sewer bonds, aimed at replacing some of the $5.2 billion of existing debt with lower cost bonds. Approximately $1.5 billion in existing water and sewer bonds were returned to the city by investors under the tender offer, which enabled Detroit to issue new water and sewer bonds, resulting in savings of $250 million over the life of the bonds. The city also raised about $150 million to finance sewer system improvements. As part of the deal, Detroit water and sewer bonds also were permanently removed from the city’s bankruptcy case, which led to a rally in the bonds’ price. NUM participated in both the tender offer and the new issue of Detroit water and sewer bonds. During this reporting period, NUM also found value in higher education (Michigan State University), electric utilities, dedicated tax bonds and local government obligation (GO) credits.

In Ohio, despite the substantial drop in state issuance, NUO continued to find bonds that helped us accomplish our goals for the Fund, adding state and local GOs, water and sewer credits and bonds issued by Miami University. Our purchases in NTX focused on dedicated tax bonds, state GOs, public utilities and student housing credits. All of our purchases in the Michigan, Ohio and Texas Funds represented in-state paper.

During this reporting period, S&P upgraded its credit rating on National Public Finance Guarantee Corp. (NPFG), the insurance subsidiary of MBIA, to AA-rating from A-rating, citing NPFG’s strong operating performance and competitive position in the financial guarantee market. As a result, the ratings on the Funds’ holdings of bonds backed by insurance from NPFG were similarly upgraded to AA-rating as of mid-March 2014. This action produced an increase in the percentage of our portfolios held in the AA-rated credit quality category (and a corresponding decrease in the A-rated category), improving the overall credit quality of the Funds. During this reporting period, S&P also upgraded its rating on Assured Guaranty Municipal (AGM) as well as AGM’s municipal-only insurer Municipal Assurance Corp. to AA from AA-.

Cash for new purchases was generated primarily by proceeds from called and matured bonds, which we worked to redeploy to keep the Funds fully invested and support their income streams. As previously mentioned, the decline in municipal yields and the flattening of the municipal yield curve relative to the Treasury curve helped to make refunding deals more attractive and we saw an increase in this activity during the reporting period, which provided ample cash for purchases. We also sold a few selected holdings, including pre-refunded bonds in NAZ, NUM and NTX and long-dated credits that were attractive to the retail market in NUM. In addition, NUM and NUO trimmed their tobacco holdings to maintain allocations within Fund guidelines.

As of August 31, 2014, all four of these Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement. For duration and cash management reasons, NUM and NUO found it advantageous to terminate several inverse floating rate trusts during this reporting period. This had the effect of modestly reducing leverage.

How did the Funds perform for the six-month reporting period ended August 31, 2014?

The tables in the Performance Overview and Holding Summaries section of this report provide total returns performance for each Fund for the six-month, one-year, five-year and ten-year periods ended August 31, 2014. Each Fund’s returns at net asset value (NAV) are compared with the performance of corresponding market indexes and Lipper classification average.

For the six months ended August 31, 2014, the total returns at common share NAV for these four Funds exceeded the returns for their respective state’s S&P Municipal Bond Index as well as that of the national S&P Municipal Bond Index. For the same period, NUO outperformed the average return for the Lipper Other States Municipal Debt Funds Classification, NAZ and NUM performed in line with the Lipper Other States average and NTX trailed this Lipper classification average.

6	Nuveen Investments

Key management factors that influenced the Funds’ returns included duration and yield curve positioning, credit exposure and sector allocation. The use of regulatory leverage also was an important positive factor affecting the Funds’ performance. Leverage is discussed in more detail later in this report.

Given the combination of declining interest rates and a flattening yield curve during this reporting period, municipal bonds with longer maturities generally outperformed those with shorter maturities. Overall, credits with maturities of 15 years or more, especially those at the longest end of the municipal yield curve, outperformed the general municipal market, while bonds at the shortest end of the curve produced the weakest results. Because these four Funds were overweighted in the longer segments of the municipal curve that performed best and underweighted in the underperforming shorter end of the curve, duration and yield curve positioning was a significant positive contributor to their performance, especially in NUM.

During the reporting period, lower rated bonds generally outperformed higher quality bonds, as the municipal market rally continued and investors became more willing to accept risk. Overall, these Funds tended to have good weightings in the lower quality categories and underweights in the highest AAA-rated category. As a result, credit exposure was a positive contributor to NAZ, NUO and NTX, but detracted slightly from NUM’s performance. The Michigan Fund was hampered by an underweighting in BB-rated bonds, primarily Detroit water and sewer credits, which rallied following a successful refinancing effort that removed them from the City of Detroit bankruptcy case as of August 2014 (as mentioned earlier in this section of the report).

Health care bonds generally were the top performer among the municipal market sectors for this period, with industrial development revenue (IDR), transportation, education, and water and sewer credits also outperforming the general municipal market. NUO, in particular, was overweighted in the health care sector, which boosted its performance, while NTX was hampered by its underweights in tollroads (transportation) and water and sewer bonds. Utilities bonds in Arizona and Ohio also performed well. However, NAZ and NUO were underweighted in utilities relative to their state indexes, which took away from performance. NAZ also was underweighted in airport bonds (transportation), but the longer maturities of these holdings helped them make a positive contribution to NAZ’s return. Overall, NAZ benefited from solid performance from its holdings of prepaid gas contract credits, charter schools (e.g., Choice Academies, Legacy Traditional Schools) and tax increment financing (TIF) bonds (e.g., Eastmark Community Facilities District 1 in Mesa and Parkway Community Facilities District 1 in Prescott Valley), all of which generally featured longer durations and lower credit ratings.

In contrast, pre-refunded bonds, which are often backed by U.S. Treasury securities, were among the poorest performing market segments. The underperformance of these bonds relative to the market can be attributed primarily to their shorter effective maturities and higher credit quality. All of these Funds had allocations of pre-refunded bonds, with NTX having the heaviest weighting and NAZ the smallest exposure. Lower rated tobacco credits backed by the 1998 master tobacco settlement agreement also performed poorly. NAZ continued to have a small allocation (less than 1%) of tobacco bonds issued by The Children’s Trust Fund (Puerto Rico), while NUM and NUO held Michigan and Buckeye tobacco bonds, respectively, which the Funds trimmed during this reporting period. These tobacco holdings detracted from the performance of these three Funds. In addition, GO credits generally trailed the revenue sectors as well as the municipal market as a whole for the reporting period.

We also continue to monitor two situations in the broader municipal market for any impact on the Funds’ holdings and performance: the ongoing economic problems of Puerto Rico and the bankruptcy filing of Detroit, Michigan. Regarding Puerto Rico, shareholders should note that NUM, NUO and NTX had sold out of their exposures to Puerto Rico debt prior to this reporting period, while NAZ had an allocation of approximately 1% throughout the reporting period. The Puerto Rico credits offered higher yields, added diversification and triple exemption (i.e., exemption from most federal, state and local taxes). However, Puerto Rico’s continued economic weakening, escalating debt service obligations and long-standing inability to deliver a balanced budget led to multiple downgrades on its debt over the past two years. Following the latest rating reduction by Moody’s in July 2014, Puerto Rico general obligation debt was rated B2/BB+/BB (or below investment grade) by Moody’s, S&P and Fitch, respectively, with negative outlooks. In late June 2014, Puerto Rico approved new legislation creating a judicial framework and formal process that would allow several of the commonwealth’s public

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

corporations to restructure their public debt. As of September 2014, the Nuveen complex held $70.9 million in bonds backed by public corporations in Puerto Rico that could be restructured under this legislation, representing less than 0.1% of our municipal assets under management. In light of the evolving economic situation in Puerto Rico, Nuveen’s credit analysis of the commonwealth had previously considered the possibility of a default and the restructuring of public corporations and we had adjusted our portfolios to prepare for such an outcome, although no such default or restructuring has occurred to date. The Nuveen complex’s entire exposure to obligations of the government of Puerto Rico and other Puerto Rico issuers totals 0.35% of assets under management, as of September 30, 2014. For the reporting period ended August 31, 2014, Puerto Rico paper underperformed the municipal market as a whole.

The second situation was the City of Detroit’s filing for Chapter 9 in federal bankruptcy court in July 2013. Burdened by decades of population loss, changes in the auto manufacturing industry and significant tax base deterioration, Detroit had been under severe financial stress for an extended period prior to the filing. Given the complexity of the city’s debt portfolio, number of creditors, numerous union contracts and significant legal questions to be resolved, Detroit’s municipal bankruptcy case has been ongoing. As of September 2014 (subsequent to the close of this reporting period), almost all of the key creditors had reached agreement on the city’s plan to restructure its $18 billion of debt and emerge from bankruptcy. A ruling by the U.S. Bankruptcy Court on the fairness, legality and feasibility of the city’s bankruptcy exit plan was expected as early as October 2014. Shareholders of NUM should note that this Fund has no exposure to Detroit general obligation bonds and is underweighted in Detroit water and sewer bonds relative to the Michigan index. Detroit water and sewer credits performed well for the reporting period, as they rallied following the positive developments described earlier.

8	Nuveen Investments

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the returns of the Funds relative to their comparative benchmarks was the Funds’ use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. However, use of leverage also can expose the Fund to additional price volatility. When a Fund uses leverage, the Fund will experience a greater increase in its net asset value if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its net asset value if the bonds acquired through leverage decline in value, which will make the Fund’s net asset value more volatile, and its total return performance more variable over time. In addition, income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Leverage had a positive impact on the performance of the Funds over this reporting period.

As of August 31, 2014, the Funds’ percentages of leverage are as shown in the accompanying table.

	NAZ	NUM	NUO	NTX
Effective Leverage*	35.96%	34.85%	35.50%	32.50%
Regulatory Leverage*	31.61%	32.83%	32.25%	31.32%

*	Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ REGULATORY LEVERAGE

As of August 31, 2014, the Funds have issued and outstanding MuniFund Term Preferred (MTP) Shares, Variable Rate MuniFund Term Preferred (VMTP) Shares and/or Variable Rate Demand Preferred (VRDP) Shares as shown in the accompanying table.

	MTP Shares				VMTP Shares		VRDP Shares
	Series	Shares Issued at Liquidation Value	Annual Dividend Rate	NYSE Ticker	Series	Shares Issued at Liquidation Value	Series	Shares Issued at Liquidation Value
NAZ	—	$—	—	—	2016	$79,000,000	—	$—
NUM	—	$—	—	—	2016	$159,000,000	—	$—
NUO	—	$—	—	—	—	$—	1	$148,000,000
NTX	2015	$70,920,000	2.30%	NTX PRC	—	$—	—	$—

Refer to Notes to Financial Statements, Note 1 – General Information and Significant Accounting Policies for further details on MTP, VMTP and VRDP Shares.

Nuveen Investments	9

Common Share Information

COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of August 31, 2014. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.

During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Ex-Dividend Date	NAZ	NUM	NUO	NTX
March 2014	$0.0655	$0.0740	$0.0800	$0.0580
April	0.0655	0.0740	0.0800	0.0580
May	0.0655	0.0740	0.0800	0.0580
June	0.0655	0.0740	0.0800	0.0580
July	0.0655	0.0740	0.0800	0.0580
August 2014	0.0655	0.0740	0.0800	0.0580

Market Yield*	5.73%	6.31%	6.09%	4.80%
Taxable-Equivalent Yield*	8.35%	9.16%	8.94%	6.67%

*	Market Yield is based on the Fund’s current annualized monthly distribution divided by the Fund’s market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.3%, 31.1% and 31.9% for the Arizona, Michigan and Ohio Funds, respectively. The Texas Fund is based on a federal income tax rate of 28.0%. When comparing a Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

Each Fund in this report seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of August 31, 2014, all of the Funds in this report had positive UNII balances, based upon our best estimate, for tax purposes and positive UNII balances for financial reporting purposes.

All monthly dividends paid by the Funds during the six months ended August 31, 2014 were paid from net investment income. If a portion of a Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, the Funds’ shareholders would have received a notice to that effect. The composition and per share amounts of each Fund’s monthly dividends for the reporting period are presented in the Statement of Changes in Net Assets and Financial Highlights, respectively (for reporting purposes) and in Note 6 – Income Tax Information within the accompany Notes to Financial Statements (for income tax purposes), later in this report.

10	Nuveen Investments

COMMON SHARE REPURCHASES

As of August 31, 2014 and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	NAZ	NUM	NUO	NTX
Common Shares Cumulatively Repurchased and Retired	0	185,000	0	0
Common Shares Authorized for Repurchase	1,155,000	2,085,000	1,850,000	1,005,000

During the current reporting period, the Funds did not repurchase any of their outstanding common shares.

COMMON SHARE EQUITY SHELF PROGRAMS

During the reporting period, NTX was authorized to issue an additional 950,000 common shares through its ongoing equity shelf program. Under this program, the Fund, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s NAV per common share.

During the current reporting period, NTX did not sell any of its common shares through its equity shelf program.

As of June 30, 2014, NTX’s shelf offering registration statement is no longer effective, Therefore, NTX may not issue additional common shares under its equity shelf program until a new registration statement is effective.

OTHER COMMON SHARE INFORMATION

As of August 31, 2014, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NAZ	NUM	NUO	NTX
Common Share NAV	$14.78	$15.62	$16.79	$15.51
Common Share Price	$13.71	$14.07	$15.77	$14.49
Premium/(Discount) to NAV	(7.24)%	(9.92)%	(6.08)%	(6.58)%
6-Month Average Premium/(Discount) to NAV	(6.68)%	(8.39)%	(4.81)%	(7.31)%

Nuveen Investments	11

Risk Considerations

Fund Shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment, Price and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the municipal securities owned by the Fund, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like these Funds frequently trade at a discount to their net asset value (NAV). Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. Each Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share NAV, market price, distributions and returns. There is no assurance that a Fund’s leveraging strategy will be successful. Certain aspects of the recently adopted Volcker Rule may limit the availability of tender option bonds, which are used by the Funds for leveraging and duration management purposes. The effects of this new Rule, expected to take effect in mid-2015, may make it more difficult for a Fund to maintain current or desired levels of leverage and may cause the Fund to incur additional expenses to maintain its leverage.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Issuer Credit Risk. This is the risk that a security in a Fund’s portfolio will fail to make dividend or interest payments when due.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from a Fund’s portfolio may be reinvested at rates below that of the original bond that generated the income.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities.

Inverse Floater Risk. The Funds invest in inverse floaters. Due to their leveraged nature, these investments can greatly increase a Fund’s exposure to interest rate risk and credit risk. In addition, investments in inverse floaters involve the risk that the Fund could lose more than its original principal investment.

12	Nuveen Investments

NAZ
Nuveen Arizona Premium Income Municipal Fund
Performance Overview and Holding Summaries as of August 31, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of August 31, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NAZ at Common Share NAV	7.33%	17.08%	7.66%	5.52%
NAZ at Common Share Price	10.35%	22.37%	7.58%	3.50%
S&P Municipal Bond Arizona Index	3.96%	10.21%	5.70%	4.90%
S&P Municipal Bond Index	4.21%	10.55%	5.65%	4.82%
Lipper Other States Municipal Debt Funds Classification Average	7.43%	18.73%	7.75%	5.51%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	13

NAZ	Performance Overview and Holding Summaries as of August 31, 2014 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Municipal Bonds	146.3%
Floating Rate Obligations	(1.6)%
VMTP Shares, at Liquidation Value	(46.2)%
Other Assets Less Liabilities	1.5%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	25.9%
Health Care	19.5%
Education and Civic Organizations	15.4%
Utilities	13.7%
Tax Obligation/General	11.7%
Water and Sewer	6.7%
Other Industries	7.1%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	12.3%
AA	36.7%
A	31.3%
BBB	10.6%
BB or Lower	2.7%
N/R (not rated)	6.4%

14	Nuveen Investments

NUM
Nuveen Michigan Quality Income Municipal Fund
Performance Overview and Holding Summaries as of August 31, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of August 31, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NUM at Common Share NAV	7.33%	18.83%	7.58%	5.57%
NUM at Common Share Price	7.96%	19.48%	8.54%	5.00%
S&P Municipal Bond Michigan Index	4.54%	11.31%	6.22%	4.83%
S&P Municipal Bond Index	4.21%	10.55%	5.65%	4.82%
Lipper Other States Municipal Debt Funds Classification Average	7.43%	18.73%	7.75%	5.51%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	15

NUM	Performance Overview and Holding Summaries as of August 31, 2014 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Municipal Bonds	149.0%
Floating Rate Obligations	(2.0)%
VMTP Shares, at Liquidation Value	(48.9)%
Other Assets Less Liabilities	1.9%

Portfolio Composition
(% of total investments)
Tax Obligation/General	33.6%
Health Care	13.3%
Water and Sewer	13.3%
Education and Civic Organizations	8.8%
Tax Obligation/Limited	8.1%
Utilities	7.6%
U.S. Guaranteed	6.0%
Other Industries	9.3%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	17.6%
AA	65.7%
A	9.6%
BBB	3.1%
BB or Lower	3.4%
N/R (not rated)	0.6%

16	Nuveen Investments

NUO
Nuveen Ohio Quality Income Municipal Fund
Performance Overview and Holding Summaries as of August 31, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of August 31, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NUO at Common Share NAV	7.90%	19.68%	7.53%	5.74%
NUO at Common Share Price	10.23%	21.16%	7.78%	4.99%
S&P Municipal Bond Ohio Index	4.17%	12.46%	5.89%	4.67%
S&P Municipal Bond Index	4.21%	10.55%	5.65%	4.82%
Lipper Other States Municipal Debt Funds Classification Average	7.43%	18.73%	7.75%	5.51%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	17

NUO	Performance Overview and Holding Summaries as of August 31, 2014 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Municipal Bonds	146.0%
VRDP Shares, at Liquidation Value	(47.6)%
Other Assets Less Liabilities	1.6%

Portfolio Composition
(% of total investments)
Health Care	21.4%
Tax Obligation/General	21.3%
Tax Obligation/Limited	16.8%
U.S. Guaranteed	10.0%
Water and Sewer	7.8%
Education and Civic Organizations	7.1%
Transportation	4.3%
Other Industries	11.3%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	18.7%
AA	49.6%
A	21.0%
BBB	5.7%
BB or Lower	4.7%
N/R (not rated)	0.3%

18	Nuveen Investments

NTX
Nuveen Texas Quality Income Municipal Fund
Performance Overview and Holding Summaries as of August 31, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of August 31, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NTX at Common Share NAV	7.07%	15.52%	7.37%	5.56%
NTX at Common Share Price	9.67%	14.52%	5.10%	5.23%
S&P Municipal Bond Texas Index	4.38%	11.02%	5.92%	5.10%
S&P Municipal Bond Index	4.21%	10.55%	5.65%	4.82%
Lipper Other States Municipal Debt Funds Classification Average	7.43%	18.73%	7.75%	5.51%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	19

NTX	Performance Overview and Holding Summaries as of August 31, 2014 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Municipal Bonds	143.7%
Floating Rate Obligations	(2.5)%
MTP Shares, at Liquidation Value	(45.6)%
Other Assets Less Liabilities	4.4%

Portfolio Composition
(% of total investments)
Tax Obligation/General	18.4%
U.S. Guaranteed	13.7%
Tax Obligation/Limited	12.7%
Utilities	11.3%
Water and Sewer	11.2%
Transportation	10.4%
Education and Civic Organizations	9.1%
Health Care	8.0%
Other Industries	5.2%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	26.5%
AA	33.8%
A	21.4%
BBB	16.3%
BB or Lower	1.7%
N/R (not rated)	0.3%

20	Nuveen Investments

Shareholder Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen Investments on August 5, 2014, for NAZ, NUM, NUO and NTX; at this meeting the shareholders were asked to vote to approve a new investment management agreement, to approve a new sub-advisory agreement and to elect Board Members. The meeting was subsequently adjourned for NTX to August 15, 2014.

	NAZ		NUM
	Common and		Common and
	Preferred shares		Preferred shares
	voting together	Preferred	voting together	Preferred
	as a class	Shares	as a class	Shares
To approve a new investment management agreement
For	5,638,536	—	9,650,038	—
Against	242,711	—	449,059	—
Abstain	256,692	—	464,567	—
Broker Non-Votes	1,630,757	—	2,688,777	—
Total	7,768,696	—	13,252,441	—
To approve a new sub-advisory agreement
For	5,506,760	—	9,560,826	—
Against	372,125	—	461,843	—
Abstain	259,054	—	540,995	—
Broker Non-Votes	1,630,757	—	2,688,777	—
Total	7,768,696	—	13,252,441	—
Approval of the Board Members was reached as follows:
William Adams IV
For	7,349,772	—	12,534,485	—
Withhold	418,924	—	717,956	—
Total	7,768,696	—	13,252,441	—
William C. Hunter
For	—	790	—	1,590
Withhold	—	—	—	—
Total	—	790	—	1,590
David J. Kundert
For	7,312,021	—	12,502,474	—
Withhold	456,675	—	749,967	—
Total	7,768,696	—	13,252,441	—
John K. Nelson
For	7,345,718	—	12,523,533	—
Withhold	422,978	—	728,908	—
Total	7,768,696	—	13,252,441	—
William J. Schneider
For	—	790	—	1,590
Withhold	—	—	—	—
Total	—	790	—	1,590
Terence J. Toth
For	7,329,217	—	12,494,491	—
Withhold	439,479	—	757,950	—
Total	7,768,696	—	13,252,441	—

Nuveen Investments	21

Shareholder Meeting Report (continued)

	NUO		NTX
	Common and		Common and
	Preferred shares		Preferred shares
	voting together	Preferred	voting together	Preferred
	as a class	Shares	as a class	Shares
To approve a new investment management agreement
For	8,450,761	—	7,029,116	—
Against	538,108	—	298,681	—
Abstain	476,138	—	1,348,355	—
Broker Non-Votes	2,417,897	—	1,290,799	—
Total	11,882,904	—	9,966,951	—
To approve a new sub-advisory agreement
For	8,436,588	—	7,042,635	—
Against	548,387	—	330,299	—
Abstain	480,032	—	1,303,218	—
Broker Non-Votes	2,417,897	—	1,290,799	—
Total	11,882,904	—	9,966,951	—
Approval of the Board Members was reached as follows:
William Adams IV
For	11,093,363	—	9,729,316	—
Withhold	789,541	—	342,967	—
Total	11,882,904	—	10,072,283	—
William C. Hunter
For	—	882	—	3,725,942
Withhold	—	278	—	105,487
Total	—	1,160	—	3,831,429
David J. Kundert
For	11,077,975	—	9,743,105	—
Withhold	804,929	—	329,178	—
Total	11,882,904	—	10,072,283	—
John K. Nelson
For	11,091,256	—	9,735,666	—
Withhold	791,648	—	336,617	—
Total	11,882,904	—	10,072,283	—
William J. Schneider
For	—	882	—	3,725,942
Withhold	—	278	—	105,487
Total	—	1,160	—	3,831,429
Terence J. Toth
For	11,087,141	—	9,731,738	—
Withhold	795,763	—	340,545	—
Total	11,882,904	—	10,072,283	—

22	Nuveen Investments

NAZ
Nuveen Arizona Premium Income Municipal Fund
	Portfolio of Investments	August 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 146.3% (100.0% of Total Investments)
	MUNICIPAL BONDS – 146.3% (100.0% of Total Investments)
	Consumer Staples – 0.6% (0.4% of Total Investments)
$1,015	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	11/14 at 100.00	BBB+	$1,016,117
	Education and Civic Organizations – 22.5% (15.4% of Total Investments)
3,480	Arizona Board of Regents, Arizona State University System Revenue Bonds, Refunding Bonds, Series 2013A, 5.000%, 7/01/43	No Opt. Call	AA	3,889,352
1,400	Arizona Board of Regents, University of Arizona, SPEED Revenue Bonds, Stimulus Plan for Economic and Educational Development, Series 2013, 5.000%, 8/01/21	No Opt. Call	Aa3	1,672,244
2,240	Arizona Board of Regents, University of Arizona, System Revenue Bonds, Tender Option Bond Trust 4310, 18.025%, 6/01/20 (IF) (4)	No Opt. Call	AA–	3,270,534
	Arizona State University, System Revenue Bonds, Series 2005:
2,705	5.000%, 7/01/20 – AMBAC Insured	7/15 at 100.00	Aa3	2,813,876
750	5.000%, 7/01/21 – AMBAC Insured	7/15 at 100.00	Aa3	780,060
2,000	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2007, 5.000%, 5/15/31	5/22 at 100.00	A–	2,182,040
3,775	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2010, 5.125%, 5/15/40	5/20 at 100.00	A+	4,038,420
1,875	Northern Arizona University, System Revenue Bonds, Refunding Series 2014, 5.000%, 6/01/40	6/24 at 100.00	A+	2,094,956
910	Northern Arizona University, System Revenue Bonds, Series 2012, 5.000%, 6/01/41	6/21 at 100.00	A+	987,732
900	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Choice Academies Charter Schools Project, Series 2012, 5.625%, 9/01/42	9/22 at 100.00	BB+	925,974
755	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, fbo Brighter Choice Foundation Charter Middle Schools Project, Albany, New York, Series 2012 7.500%, 7/01/42	7/22 at 100.00	BB–	787,374
500	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools Project, Series 2014A, 6.750%, 7/01/44	7/24 at 100.00	N/R	561,305
585	Phoenix Industrial Development Authority, Arizona, Education Revenue Bonds, Great Hearts Academies – Veritas Project, Series 2012, 6.300%, 7/01/42	7/21 at 100.00	BB	614,244
745	Phoenix Industrial Development Authority, Arizona, Education Revenue Bonds, Painted Rock Academy Charter School Project, Series 2012A, 7.500%, 7/01/42	7/20 at 100.00	N/R	745,931
3,675	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Rowan University Project, Series 2012, 5.000%, 6/01/42 – AGM Insured (UB) (4)	6/22 at 100.00	A+	3,913,985
200	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Desert Heights Charter School, Series 2014, 7.250%, 5/01/44	5/24 at 100.00	N/R	206,004
1,045	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Noah Webster Basic Schools Inc., Series 2004, 6.000%, 12/15/24	12/14 at 100.00	BBB–	1,048,334
745	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Carden Traditional Schools Project, Series 2012, 7.500%, 1/01/42	1/22 at 100.00	B	731,314
1,000	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Horizon Community Learning Center Project, Series 2000, 5.250%, 6/01/35	12/14 at 100.00	BBB	1,001,110
	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Education Center Project, Series 2010:
745	6.000%, 6/01/40	6/19 at 100.00	BB+	766,598
200	6.100%, 6/01/45	6/19 at 100.00	BB+	206,290
655	Pima County Industrial Development Authority, Arizona, Educational Revenue Bonds, Paradise Education Center Charter School, Series 2006, 6.000%, 6/01/36	6/16 at 100.00	BB+	661,491
1,000	Pima County Industrial Development Authority, Arizona, Educational Revenue Bonds, Valley Academy Charter School Project, Series 2008, 6.500%, 7/01/38	7/18 at 100.00	Baa3	1,052,430

Nuveen Investments	23

NAZ	Nuveen Arizona Premium Income Municipal Fund
	Portfolio of Investments (continued)	August 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$780	Student and Academic Services LLC, Arizona, Lease Revenue Bonds, Northern Arizona University Project, Series 2014, 5.000%, 6/01/39 – BAM Insured	6/24 at 100.00	AA	$869,466
250	Sun Devil Energy LLC, Arizona, Revenue Refunding Bonds, Arizona State University Project, Series 2008, 5.000%, 7/01/22	No Opt. Call	AA–	296,098
1,350	Tucson Industrial Development Authority, Arizona, Charter School Revenue Bonds, Arizona Agribusiness and Equine Center Charter School, Series 2004A, 6.125%, 9/01/34	9/14 at 100.00	BB+	1,351,418
825	Yavapai County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Arizona Agribusiness and Equine Center Charter School, Series 2011, 7.875%, 3/01/42	3/21 at 100.00	BB+	966,455
35,090	Total Education and Civic Organizations			38,435,035
	Health Care – 28.5% (19.5% of Total Investments)
3,855	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series 2007A, 5.000%, 1/01/25	1/17 at 100.00	AA–	4,197,864
7,730	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series 2008D, 5.500%, 1/01/38	1/18 at 100.00	AA–	8,348,245
5,100	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s Hospital, Refunding Series 2012A, 5.000%, 2/01/42	2/22 at 100.00	BBB+	5,434,662
1,840	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2005B, 5.000%, 12/01/37	12/15 at 100.00	A–	1,886,883
2,965	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2007, 5.000%, 12/01/42	12/17 at 100.00	A–	3,027,235
6,100	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2004A, 5.375%, 7/01/23	10/14 at 100.00	A	6,125,620
7,560	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2007A, 5.250%, 7/01/32	7/17 at 100.00	A	7,941,402
230	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Hospital Revenue Bonds, Hospital de la Concepcion, Series 2000A, 6.375%, 11/15/15	11/14 at 100.00	AA+	231,021
1,120	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale Healthcare, Series 2006C. Re-offering, 5.000%, 9/01/35 – AGC Insured	9/20 at 100.00	AA	1,217,238
	Show Low Industrial Development Authority, Arizona, Hospital Revenue Bonds, Navapache Regional Medical Center, Series 2005:
1,415	5.000%, 12/01/25 – RAAI Insured	12/15 at 100.00	BBB	1,440,159
1,160	5.000%, 12/01/30 – RAAI Insured	12/15 at 100.00	BBB	1,175,556
2,500	University Medical Center Corporation, Tucson, Arizona, Hospital Revenue Bonds, Series 2011, 6.000%, 7/01/39	7/21 at 100.00	BBB+	2,868,875
	University Medical Center Corporation, Tucson, Arizona, Hospital Revenue Bonds, Series 2013:
200	5.000%, 7/01/19	No Opt. Call	BBB+	224,980
800	5.000%, 7/01/20	No Opt. Call	BBB+	902,216
	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yavapai Regional Medical Center, Series 2013A:
210	5.000%, 8/01/19	No Opt. Call	Baa1	233,325
1,000	5.250%, 8/01/33	8/23 at 100.00	Baa1	1,108,030
	Yuma Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yuma Regional Medical Center, Series 2014A:
1,000	5.000%, 8/01/22	No Opt. Call	A–	1,166,270
1,000	5.250%, 8/01/32	8/24 at 100.00	A–	1,139,300
45,785	Total Health Care			48,668,881
	Long-Term Care – 0.8% (0.5% of Total Investments)
550	Arizona Health Facilities Authority, Health Care Facilities Revenue Bonds, The Beatitudes Campus Project, Series 2006, 5.100%, 10/01/22	10/16 at 100.00	N/R	552,277
780	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Friendship Village of Tempe Project, Refunding Series 2012A, 6.000%, 12/01/32	12/21 at 100.00	N/R	831,301
1,330	Total Long-Term Care			1,383,578

24	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General – 17.2% (11.7% of Total Investments)
$2,140	El Mirage, Arizona, General Obligation Bonds Series 2012, 5.000%, 7/01/42 – AGM Insured	7/22 at 100.00	AA	$2,346,767
1,265	Gila County Unified School District 10 Payson, Arizona, School Improvement Bonds, Project 2006, Series 2008B, 5.750%, 7/01/28	7/18 at 100.00	Aa3	1,454,092
1,000	Maricopa County Elementary School District 83 Cartwright, Arizona, General Obligation Bonds, School Improvement, Project 2010, Series 2011A, 5.375%, 7/01/30 – AGM Insured	7/21 at 100.00	AA	1,119,240
1,020	Maricopa County School District 6, Arizona, General Obligation Refunding Bonds, Washington Elementary School, Series 2002A, 5.375%, 7/01/16 – AGM Insured	No Opt. Call	AA	1,112,575
775	Maricopa County School District 79 Litchfield Elementary, Arizona, General Obligation Bonds, Series 2011, 5.000%, 7/01/23	7/21 at 100.00	Aa2	909,114
1,200	Maricopa County Unified School District 95 Queen Creek, Arizona, General Obligation Bonds, Series 2008, 5.000%, 7/01/27 – AGM Insured	7/18 at 100.00	A1	1,345,548
1,405	Mesa, Arizona, General Obligation Bonds, Series 2002, 5.375%, 7/01/15 – FGIC Insured	No Opt. Call	Aa2	1,466,820
1,370	Pima County Continental Elementary School District 39, Arizona, General Obligation Bonds, Series 2011A, 6.000%, 7/01/30 – AGM Insured	7/21 at 100.00	AA	1,614,463
1,000	Pima County Unified School District 08 Flowing Wells, Arizona, General Obligation Bonds, Series 2011B, 5.375%, 7/01/29	7/21 at 100.00	A+	1,124,300
2,895	Pima County Unified School District 12 Sunnyside, Arizona, General Obligation Bonds, School Improvement Project 2011, Series 2014D, 5.000%, 7/01/34 – AGM Insured	7/24 at 100.00	AA	3,291,152
1,750	Pima County Unified School District 6, Marana, Arizona, General Obligation Bonds, School Improvement Project 2010 Series 2011A, 5.000%, 7/01/25	7/21 at 100.00	A+	1,961,470
4,530	Pinal County Unified School District 1, Florence, Arizona, General Obligation Bonds, Series 2008C, 5.250%, 7/01/28	7/18 at 100.00	A	5,105,355
	Scottsdale, Arizona, General Obligation Bonds, Preserve Acquisition Series 1999:
1,310	5.000%, 7/01/32	7/21 at 100.00	AAA	1,500,042
1,360	5.000%, 7/01/33	7/21 at 100.00	AAA	1,551,814
1,705	5.000%, 7/01/34	7/21 at 100.00	AAA	1,939,761
	Western Maricopa Education Center District 402, Maricopa County, Arizona, General Obligation Bonds, School Improvement Project 2012, Series 2014B:
715	4.500%, 7/01/33	7/24 at 100.00	AA–	793,214
665	4.500%, 7/01/34	7/24 at 100.00	AA–	731,846
26,105	Total Tax Obligation/General			29,367,573
	Tax Obligation/Limited – 38.0% (25.9% of Total Investments)
2,310	Arizona Sports and Tourism Authority, Tax Revenue Bonds, Multipurpose Stadium Facility Project, Refunding Senior Series 2012A, 5.000%, 7/01/36	7/22 at 100.00	A1	2,485,745
	Arizona State Transportation Board, Highway Revenue Bonds, Subordinate Refunding Series 2011A:
1,275	5.000%, 7/01/16	No Opt. Call	AA+	1,385,428
1,025	5.000%, 7/01/36	7/21 at 100.00	AA+	1,143,142
	Buckeye, Arizona, Festival Ranch Community Facilities District General Obligation Bonds, Series 2012:
345	5.000%, 7/15/27 – BAM Insured	7/22 at 100.00	AA	383,081
1,085	5.000%, 7/15/31 – BAM Insured	7/22 at 100.00	AA	1,176,335
612	Centerra Community Facilities District, Goodyear, Arizona, General Obligation Bonds, Series 2005, 5.500%, 7/15/29	7/15 at 100.00	N/R	613,083
498	Eastmark Community Facilities District 1, Mesa, Arizona, Special Assessment Revenue Bonds, Assessment District 1, Series 2013, 5.250%, 7/01/38	7/23 at 100.00	N/R	503,050
	Estrella Mountain Ranch Community Facilities District, Arizona, Special Assessment Bonds, Montecito Assessment District, Series 2007:
433	5.700%, 7/01/27	1/17 at 100.00	N/R	441,132
466	5.800%, 7/01/32	1/17 at 100.00	N/R	471,354
677	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, Special Assessment Lien Bonds, Series 2001A, 7.875%, 7/01/25	11/14 at 100.00	N/R	678,889
1,500	Goodyear, Arizona, Community Facilities General District 1, Arizona, General Obligation Refunding Bonds, Series 2013, 5.000%, 7/15/23	No Opt. Call	A–	1,717,335

Nuveen Investments	25

NAZ	Nuveen Arizona Premium Income Municipal Fund
	Portfolio of Investments (continued)	August 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
$510	5.000%, 1/01/31	1/22 at 100.00	A	$546,990
200	5.125%, 1/01/42	1/22 at 100.00	A	214,506
1,500	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/37	1/22 at 100.00	A	1,600,890
2,280	Greater Arizona Development Authority, Infrastructure Revenue Bonds, Series 2006-1, 5.000%, 8/01/22 – NPFG Insured	8/16 at 100.00	AA–	2,466,846
1,550	Greater Arizona Development Authority, Infrastructure Revenue Bonds, Series 2006A, 5.000%, 8/01/23 – NPFG Insured	8/16 at 100.00	AA–	1,670,203
250	La Paz County, Arizona, Excise Tax Revenue Bonds, Judgement Series 2011A, 4.750%, 7/01/36	7/17 at 100.00	AA	258,810
1,425	Marana, Arizona, Pledged Excise Tax Revenue Bonds, Refunding Series 2013, 5.000%, 7/01/33	7/23 at 100.00	AA	1,591,397
3,059	Marana, Arizona, Tangerine Farms Road Improvement District Revenue Bonds, Series 2006, 4.600%, 1/01/26	7/16 at 100.00	A2	3,118,681
680	Marley Park Community Facilities District, City of Surprise, Arizona, Limited Tax General Obligation Bonds, Series 2008 (Bank Qualified), 6.100%, 7/15/32	7/17 at 100.00	N/R	693,274
1,160	Merrill Ranch Community Facilities District1, Florence, Arizona, General Obligation Bonds, Series 2008A, 7.400%, 7/15/33	7/18 at 100.00	N/R	1,285,709
300	Page, Arizona, Pledged Revenue Bonds, Refunding Series 2011, 5.000%, 7/01/26	7/21 at 100.00	AA–	337,731
1,500	Palm Valley Community Facility District 3, Goodyear, Arizona, General Obligation Bonds, Series 2006, 5.300%, 7/15/31	7/16 at 100.00	N/R	1,504,785
1,000	Palm Valley Community Facility District 3, Goodyear, Arizona, Limited Tax General Obligation Bonds, Series 2007, 5.800%, 7/15/32	7/17 at 100.00	N/R	1,011,620
400	Parkway Community Facilities District 1, Prescott Valley, Arizona, General Obligation Bonds, Series 2006, 5.350%, 7/15/31	7/16 at 100.00	N/R	400,248
1,010	Phoenix Civic Improvement Corporation, Arizona, Transit Excise Tax Revenue Refunding Bonds, Light Rail Project, Series 2013, 5.000%, 7/01/20	No Opt. Call	AA	1,205,980
2,500	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, JMF-Higley 2012 LLC Project, Series 2012, 5.000%, 12/01/36	No Opt. Call	A+	2,713,500
580	Phoenix Mesa Gateway Airport Authority, Arizona, Special Facility Revenue Bonds, Mesa Project, Series 2012, 5.000%, 7/01/38 (Alternative Minimum Tax)	7/22 at 100.00	AA+	623,720
2,560	Pinal County Industrial Development Authority, Arizona, Correctional Facilities Contract Revenue Bonds, Florence West Prison LLC, Series 2002A, 5.000%, 10/01/18 – ACA Insured	11/14 at 100.00	BBB–	2,563,558
1,140	Pinetop Fire District of Navajo County, Arizona, Certificates of Participation, Series 2008, 7.750%, 6/15/29	6/16 at 102.00	A3	1,193,272
1,000	Regional Public Transportation Authority, Arizona, Transportation Excise Tax Revenue Bonds, Maricopa County Public Transportation Fund Series 2014, 5.250%, 7/01/22	No Opt. Call	AA+	1,240,860
4,300	San Luis Civic Improvement Corporation, Arizona, Municipal Facilities Excise Tax Revenue Bonds, Series 2005, 5.000%, 7/01/25 – SYNCORA GTY Insured	7/15 at 100.00	A+	4,379,378
3,000	Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Refunding Series 2006, 5.000%, 7/01/24	No Opt. Call	AAA	3,753,000
5,000	Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Water & Sewer Improvements Project, Series 2010, 5.000%, 7/01/36	7/20 at 100.00	AAA	5,676,500
1,570	Tartesso West Community Facility District, Buckeye, Arizona, Limited Tax General Obligation Bonds, Series 2007, 5.900%, 7/15/32	7/17 at 100.00	N/R	1,637,683
4,000	Tempe, Arizona, Transit Excise Tax Revenue Obligation Bonds, Refunding Series 2012, 5.000%, 7/01/37	7/22 at 100.00	AAA	4,470,520
1,750	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A, 5.000%, 10/01/29	10/20 at 100.00	BBB	1,916,373
3,145	Vistancia Community Facilities District, Peoria, Arizona, General Obligation Bonds, Series 2005, 5.750%, 7/15/24	7/15 at 100.00	A1	3,209,787
1,567	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series 2005, 6.000%, 7/01/30	7/16 at 100.00	N/R	1,600,988

26	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$1,000	Westpark Community Facilities District, Buckeye, Arizona, General Obligation Tax Increment Bonds Series 2006, 5.250%, 7/15/31	7/16 at 100.00	N/R	$1,003,190
60,162	Total Tax Obligation/Limited			64,888,573
	Transportation – 2.7% (1.9% of Total Investments)
180	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Airport Revenue Bonds, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	A+	191,837
	Phoenix Civic Improvement Corporation, Arizona, Senior Lien Airport Revenue Bonds, Refunding Series 2013:
1,785	5.000%, 7/01/30 (Alternative Minimum Tax)	7/23 at 100.00	AA–	2,026,903
2,215	5.000%, 7/01/32 (Alternative Minimum Tax)	7/23 at 100.00	AA–	2,491,609
4,180	Total Transportation			4,710,349
	U.S. Guaranteed – 6.2% (4.3% of Total Investments) (5)
1,250	Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Refunding Bonds, Samaritan Health Services, Series 1990A, 7.000%, 12/01/16 – NPFG Insured (ETM)	No Opt. Call	N/R (5)	1,327,375
1,000	Maricopa County Unified School District 11, Peoria, Arizona, General Obligation Bonds, Second Series 2005, 5.000%, 7/01/20 (Pre-refunded 7/01/15) – FGIC Insured	7/15 at 100.00	AA– (5)	1,040,950
665	Maricopa County Union High School District 210 Phoenix, Arizona, General Obligation Bonds, Series 2006C, 5.000%, 7/01/24 (Pre-refunded 7/01/16) – NPFG Insured	7/16 at 100.00	AA (5)	722,336
655	Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health Corporation, Series 2005, 5.000%, 4/01/16 (Pre-refunded 4/01/15)	4/15 at 100.00	N/R (5)	673,772
3,400	Mesa, Arizona, Street and Highway User Tax Revenue Bonds, Series 2005, 5.000%, 7/01/24 (Pre-refunded 7/01/15) – AGM Insured	7/15 at 100.00	AA (5)	3,537,734
630	Mesa, Arizona, Utility System Revenue Refunding Bonds, Series 2002, 5.250%, 7/01/17 – FGIC Insured (ETM)	No Opt. Call	Aa2 (5)	713,960
1,335	Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds, Series 1989O, 0.000%, 7/01/17 – NPFG Insured (ETM)	No Opt. Call	AA– (5)	1,197,855
1,340	Yuma & La Paz Counties Community College District, Arizona, General Obligation Bonds, Series 2006, 5.000%, 7/01/21 (Pre-refunded 7/01/16) – NPFG Insured	7/16 at 100.00	AA– (5)	1,455,535
10,275	Total U.S. Guaranteed			10,669,517
	Utilities – 20.1% (13.7% of Total Investments)
1,495	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue Bonds, Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30	3/22 at 100.00	Baa1	1,566,760
	Arizona Power Authority, Special Obligation Power Resource Revenue Refunding Crossover Bonds, Hoover Project, Series 2001:
1,000	5.250%, 10/01/15	No Opt. Call	AA	1,054,560
1,500	5.250%, 10/01/17	No Opt. Call	AA	1,708,665
4,310	Maricopa County Pollution Control Corporation, Arizona, Pollution Control Revenue Refunding Bonds, Southern California Edison Company, Series 2000A, 5.000%, 6/01/35	6/20 at 100.00	Aa3	4,640,663
370	Mesa, Arizona, Utility System Revenue Refunding Bonds, Series 2002, 5.250%, 7/01/17 – FGIC Insured	No Opt. Call	Aa2	418,859
3,335	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company, Refunding Series 2008, 5.750%, 9/01/29	1/15 at 100.00	Baa1	3,373,886
1,800	Pinal County Electrical District 3, Arizona, Electric System Revenue Bonds, RefundingSeries 2011, 5.250%, 7/01/36	7/21 at 100.00	A	2,003,328
2,000	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Series 2005A, 5.000%, 1/01/35	No Opt. Call	Aa1	2,096,920
2,500	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Tender Option Bond Trust 09-9W, 17.580%, 1/01/38 (IF) (4)	1/18 at 100.00	AA	3,465,700
	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007:
4,500	5.500%, 12/01/29	No Opt. Call	A–	5,367,645
5,665	5.000%, 12/01/37	No Opt. Call	A–	6,470,450

Nuveen Investments	27

NAZ	Nuveen Arizona Premium Income Municipal Fund
	Portfolio of Investments (continued)	August 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$2,370	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West Water & Sewer Inc. Refunding, Series 2007A, 6.375%, 12/01/37 (Alternative Minimum Tax)	12/17 at 100.00	N/R	$2,155,468
30,845	Total Utilities			34,322,904
	Water and Sewer – 9.7% (6.7% of Total Investments)
500	City of Goodyear, Arizona Subordinate Lien Water and Sewer Revenue Obligations, Series 2011, 5.500%, 7/01/41	7/21 at 100.00	AA	556,630
1,005	Cottonwood, Arizona, Senior Lien Water System Revenue Bonds, Municipal Property Corporation, Series 2004, 5.000%, 7/01/24 – SYNCORA GTY Insured	11/14 at 100.00	BBB+	1,006,387
500	Glendale, Arizona, Water and Sewer Revenue Bonds, Refunding Series 2012, 5.000%, 7/01/28	7/22 at 100.00	AA	578,065
2,855	Goodyear, Arizona, Water and Sewer Revenue Obligations, Series 2010, 5.625%, 7/01/39	7/20 at 100.00	AA–	3,140,300
500	Guam Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.250%, 7/01/33	7/23 at 100.00	A–	555,360
	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Water System Revenue Refunding Bonds, Series 2001:
1,250	5.500%, 7/01/21 – FGIC Insured	No Opt. Call	AAA	1,550,450
1,040	5.500%, 7/01/22 – FGIC Insured	No Opt. Call	AAA	1,301,602
1,135	Phoenix Civic Improvement Corporation, Arizona, Wastewater System Revenue Bonds, Refunding Junior Lien Series 2014, 5.000%, 7/01/29	7/24 at 100.00	AA+	1,356,495
1,500	Pima County, Arizona, Sewer System Revenue Obligations, Series 2012A, 5.000%, 7/01/26	No Opt. Call	AA–	1,756,095
1,000	Pima County, Arizona, Sewer System Revenue Obligations, Series 2014, 5.000%, 7/01/22	No Opt. Call	AA–	1,213,030
	Surprise Municipal Property Corporation, Arizona, Wastewater System Revenue Bonds, Series 2007:
1,000	4.700%, 4/01/22	4/15 at 100.00	A–	1,003,680
1,970	4.900%, 4/01/32	4/17 at 100.00	A–	2,012,158
500	Tucson, Arizona, Water System Revenue Bonds, Refunding Series 2013A, 5.000%, 7/01/23	No Opt. Call	AA	610,775
14,755	Total Water and Sewer			16,641,027
$229,542	Total Long-Term Investments (cost $231,397,014)			250,103,554
	Floating Rate Obligations – (1.6)%			(2,755,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value – (46.2)% (6)			(79,000,000)
	Other Assets Less Liabilities – 1.5%			2,563,030
	Net Assets Applicable to Common Shares – 100%			$170,911,584

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 31.6%.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

28	Nuveen Investments

NUM
Nuveen Michigan Quality Income Municipal Fund
	Portfolio of Investments	August 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 149.0% (100.0% of Total Investments)
	MUNICIPAL BONDS – 149.0% (100.0% of Total Investments)
	Consumer Staples – 4.3% (2.9% of Total Investments)
$7,100	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien Series 2007A, 6.000%, 6/01/34	6/17 at 100.00	B–	$5,994,530
8,650	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/18 at 100.00	BB–	8,098,390
15,750	Total Consumer Staples			14,092,920
	Education and Civic Organizations – 13.1% (8.8% of Total Investments)
1,000	Conner Creek Academy East, Michigan, Public School Revenue Bonds, Series 2007, 5.250%, 11/01/36	11/16 at 100.00	BB–	759,400
1,255	Detroit Community High School, Michigan, Public School Academy Revenue Bonds, Series 2005, 5.750%, 11/01/30	11/15 at 100.00	B–	953,549
805	Michigan Finance Authority, Public School Academy Limited Obligation Revenue and Refunding Bonds, Detroit Service Learning Academy Project, Series 2011, 7.000%, 10/01/31	10/21 at 100.00	BB–	858,452
	Michigan Higher Education Facilities Authority, Limited Obligation Revenue Refunding Bonds, Kettering University, Series 2001:
1,685	5.500%, 9/01/17 – AMBAC Insured	9/14 at 100.00	N/R	1,687,258
1,150	5.000%, 9/01/26 – AMBAC Insured	9/14 at 100.00	N/R	1,150,127
245	Michigan Public Educational Facilities Authority, Charter School Revenue Bonds, American Montessori Academy, Series 2007, 6.500%, 12/01/37	12/17 at 100.00	N/R	244,677
5,000	Michigan State University, General Revenue Bonds, Refunding Series 2010C, 5.000%, 2/15/40	2/20 at 100.00	AA+	5,443,700
7,790	Michigan State University, General Revenue Bonds, Series 2013A, 5.000%, 8/15/41	8/23 at 100.00	AA+	8,826,148
2,175	Michigan Technological University, General Revenue Bonds, Refunding Series 2012A, 5.000%, 10/01/34	10/21 at 100.00	A1	2,391,804
4,000	University of Michigan, General Revenue Bonds, Series 2014A, 5.000%, 4/01/44	4/24 at 100.00	AAA	4,595,720
5,000	Wayne State University, Michigan, General Revenue Bonds, Refunding Series 2008, 5.000%, 11/15/35 – AGM Insured	No Opt. Call	AA	5,566,650
3,700	Wayne State University, Michigan, General Revenue Bonds, Series 2013A, 5.000%, 11/15/40	11/23 at 100.00	Aa2	4,064,783
525	Western Michigan University, General Revenue Bonds, Refunding Series 2011, 5.000%, 11/15/31	11/21 at 100.00	A1	577,059
	Western Michigan University, General Revenue Bonds, Refunding Series 2013:
750	5.250%, 11/15/33 – AGM Insured	11/23 at 100.00	AA	847,815
4,250	5.000%, 11/15/39 – AGM Insured	11/23 at 100.00	AA	4,700,415
39,330	Total Education and Civic Organizations			42,667,557
	Health Care – 19.8% (13.3% of Total Investments)
4,000	Grand Traverse County Hospital Financial Authority, Michigan, Revenue Bonds, Munson Healthcare, Refunding Series 2011A, 5.000%, 7/01/29	7/21 at 100.00	AA–	4,369,560
1,800	Jackson County Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Allegiance Health, Refunding Series 2010A, 5.000%, 6/01/37 – AGM Insured	6/20 at 100.00	AA	1,917,324
	Kent Hospital Finance Authority, Michigan, Revenue Refunding Bonds, Spectrum Health System, Refunding Series 2011C:
5,500	5.000%, 1/15/31	1/22 at 100.00	AA	6,090,535
2,000	5.000%, 1/15/42	1/22 at 100.00	AA	2,157,740
5,505	Michigan Finance Authority, Hospital Revenue and Refunding Bonds, Crittenton Hospital Medical Center, Series 2012A, 5.000%, 6/01/39	No Opt. Call	BBB+	5,639,652
3,930	Michigan Finance Authority, Hospital Revenue Bonds, Oakwood Obligated Group, Refunding Series 2013, 5.000%, 8/15/31	8/23 at 100.00	A	4,345,008

Nuveen Investments	29

NUM	Nuveen Michigan Quality Income Municipal Fund
	Portfolio of Investments (continued)	August 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Michigan Finance Authority, Revenue Bonds, Oakwood Obligated Group, Refunding Series 2012:
$1,000	5.000%, 11/01/25	11/22 at 100.00	A	$1,150,200
1,000	5.000%, 11/01/26	No Opt. Call	A	1,143,040
3,750	5.000%, 11/01/42	11/22 at 100.00	A	3,987,488
3,000	Michigan Finance Authority, Revenue Bonds, Sparrow Obligated Group, Series 2012, 5.000%, 11/15/42	11/22 at 100.00	A+	3,197,220
9,650	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011, 5.000%, 12/01/39	12/21 at 100.00	Aa2	10,508,657
	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009:
150	5.000%, 11/15/20	11/19 at 100.00	A–	169,611
7,300	5.750%, 11/15/39	11/19 at 100.00	A–	8,039,271
4,000	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, MidMichigan Obligated Group, Series 2009A, 5.875%, 6/01/39 – AGC Insured	6/19 at 100.00	AA	4,396,080
2,000	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Henry Ford Health System, Series 2006A, 5.250%, 11/15/46	11/16 at 100.00	A–	2,039,440
1,000	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2009C, 5.000%, 12/01/48	6/22 at 100.00	Aa2	1,074,680
3,640	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital Obligated Group, Refunding Series 2009W, 6.000%, 8/01/39	8/19 at 100.00	A1	4,097,111
59,225	Total Health Care			64,322,617
	Housing/Multifamily – 4.6% (3.1% of Total Investments)
2,675	Michigan Housing Development Authority, FNMA Limited Obligation Multifamily Housing Revenue Bonds, Parkview Place Apartments, Series 2002A, 5.550%, 12/01/34 (Alternative Minimum Tax)	12/20 at 101.00	AA	2,928,456
845	Michigan Housing Development Authority, Limited Obligation Revenue Bonds, Breton Village Green Project, Series 1993, 5.625%, 10/15/18 – AGM Insured	10/14 at 100.00	AA	853,991
1,055	Michigan Housing Development Authority, Limited Obligation Revenue Bonds, Walled Lake Villa Project, Series 1993, 6.000%, 4/15/18 – AGM Insured	10/14 at 100.00	AA	1,057,585
	Michigan Housing Development Authority, Multifamily Housing Revenue Bonds, Series 1988A:
1,395	3.375%, 11/01/16 (Alternative Minimum Tax)	11/14 at 101.00	AA	1,413,860
1,405	3.875%, 11/01/17 (Alternative Minimum Tax)	11/14 at 101.00	AA	1,423,729
2,300	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2006D, 5.125%, 4/01/31 – AGM Insured (Alternative Minimum Tax)	7/15 at 100.00	AA	2,321,873
255	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2009A, 5.700%, 10/01/39	10/18 at 100.00	AA	271,677
1,825	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2010A, 5.000%, 10/01/35	10/20 at 100.00	AA	1,960,944
1,725	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2012A-2, 4.625%, 10/01/41	4/22 at 100.00	AA	1,801,228
1,000	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2012D, 4.000%, 10/01/42	No Opt. Call	AA	1,008,780
14,480	Total Housing/Multifamily			15,042,123
	Housing/Single Family – 1.1% (0.7% of Total Investments)
2,785	Michigan Housing Development Authority, Single Family Homeownership Revenue Bonds, Series 2010C, 5.500%, 12/01/28 (Alternative Minimum Tax)	6/20 at 100.00	AA+	2,983,041
630	Michigan Housing Development Authority, Single Family Homeownership Revenue Bonds, Series 2011A, 4.600%, 12/01/26	6/21 at 100.00	AA+	663,585
3,415	Total Housing/Single Family			3,646,626
	Tax Obligation/General – 50.0% (33.6% of Total Investments)
2,310	Ann Arbor Public School District, Washtenaw County, Michigan, General Obligation Bonds, Refunding Series 2012, 5.000%, 5/01/29	5/22 at 100.00	Aa2	2,649,154

30	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$2,200	Ann Arbor, Michigan, General Obligation Bonds, Court & Police Facilities Capital Improvement Series 2008, 5.000%, 5/01/38	5/18 at 100.00	AA+	$2,432,672
100	Battle Creek School District, Calhoun County, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/37 – AGM Insured	5/17 at 100.00	AA	108,188
	Byron Center Public Schools, Kent County, Michigan, General Obligation Bonds, Series 2012:
1,000	4.000%, 5/01/32	5/21 at 100.00	AA–	1,035,210
500	4.000%, 5/01/33	5/21 at 100.00	AA–	515,795
1,135	Caledonia Community Schools, Kent, Allegan and Barry Counties, Michigan, General Obligation Bonds, School Building & Site Series 2014, 5.000%, 5/01/39	5/24 at 100.00	AA–	1,279,077
	Caledonia Community Schools, Kent, Allegan and Barry Counties, Michigan, General Obligation Bonds, Series 2005:
1,000	5.000%, 5/01/25 – NPFG Insured	5/15 at 100.00	Aa2	1,030,650
2,250	5.000%, 5/01/26 – NPFG Insured	5/15 at 100.00	Aa2	2,318,963
7,740	Caledonia Community Schools, Kent, Allegan and Barry Counties, Michigan, General Obligation Bonds, Series 2007, 4.750%, 5/01/32 – NPFG Insured	5/17 at 100.00	Aa2	8,300,453
875	Charlotte Public School District, Easton County, Michigan, General Obligation Bonds, Refunding Series 2012, 5.000%, 5/01/20	No Opt. Call	AA–	1,029,735
	Comstock Park Public Schools, Kent County, Michigan, General Obligation Bonds, School Building & Site, Series 2011B:
1,200	5.500%, 5/01/36	5/21 at 100.00	AA–	1,342,788
2,190	5.500%, 5/01/41	5/21 at 100.00	AA–	2,431,316
	Detroit City School District, Wayne County, Michigan, General Obligation Bonds, Series 2002A:
2,000	6.000%, 5/01/19 – FGIC Insured	No Opt. Call	Aa2	2,349,760
1,815	6.000%, 5/01/20 – FGIC Insured	No Opt. Call	Aa2	2,161,139
1,075	6.000%, 5/01/21 – FGIC Insured	No Opt. Call	Aa2	1,293,064
	Detroit-Wayne County Stadium Authority, Michigan, Wayne County Limited Tax General Obligation Bonds, Building Authority Stadium Refunding Series 2012:
1,040	5.000%, 10/01/19 – AGM Insured	No Opt. Call	AA	1,164,270
2,615	5.000%, 10/01/20 – AGM Insured	No Opt. Call	AA	2,930,264
1,000	5.000%, 10/01/21 – AGM Insured	No Opt. Call	AA	1,120,730
1,645	5.000%, 10/01/22 – AGM Insured	No Opt. Call	AA	1,848,273
4,850	5.000%, 10/01/26 – AGM Insured	10/22 at 100.00	AA	5,204,729
	Grand Rapids and Kent County Joint Building Authority, Michigan, Limited Tax General Obligation Bonds, Devos Place Project, Series 2001:
8,900	0.000%, 12/01/25	No Opt. Call	AAA	6,526,993
3,000	0.000%, 12/01/26	No Opt. Call	AAA	2,099,340
100	0.000%, 12/01/27	No Opt. Call	AAA	67,153
5,305	0.000%, 12/01/29	No Opt. Call	AAA	3,268,517
	Grand Rapids, Michigan, General Obligation Bonds, Capital Improvement Series 2007:
860	5.000%, 9/01/24 – NPFG Insured	9/17 at 100.00	AA	957,103
2,000	5.000%, 9/01/27 – NPFG Insured	9/17 at 100.00	AA	2,195,920
1,650	Holly Area School District, Oakland County, Michigan, General Obligation Bonds, Series 2006, 5.125%, 5/01/32 – NPFG Insured	5/16 at 100.00	Aa2	1,740,272
3,185	Kalamazoo Public Schools, Michigan, General Obligation Bonds, Series 2006, 5.000%, 5/01/25 – AGM Insured	5/16 at 100.00	AA	3,413,906
	Lake Saint Claire, Macomb County, Michigan, Clean water Drainage District General Obligation Bonds,Series 2013:
1,000	5.000%, 10/01/25	10/23 at 100.00	AA+	1,183,370
1,020	5.000%, 10/01/26	10/23 at 100.00	AA+	1,194,481
200	L’Anse Creuse Public Schools, Macomb County, Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/35 – AGM Insured	5/15 at 100.00	AA	204,710
2,505	Lincoln Consolidated School District, Washtenaw and Wayne Counties, Michigan, General Obligation Bonds, Series 2006, 5.000%, 5/01/25 – NPFG Insured	5/16 at 100.00	Aa2	2,670,280
2,160	Lowell Area Schools, Kent and Ionia Counties, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/37 – AGM Insured	5/17 at 100.00	AA	2,334,506

Nuveen Investments	31

NUM	Nuveen Michigan Quality Income Municipal Fund
	Portfolio of Investments (continued)	August 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$1,925	Marshall Public Schools, Calhoun County, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/30 – SYNCORA GTY Insured	5/17 at 100.00	AA–	$2,013,743
990	Michigan Finance Authority, Revenue Bonds, Detroit City School District, Series 2012, 5.000%, 6/01/20	No Opt. Call	A+	1,127,947
4,000	Michigan State, General Obligation Bonds, Environmental Program, Refunding Series 2011A, 5.000%, 12/01/22	12/21 at 100.00	Aa2	4,799,560
1,000	Michigan State, General Obligation Bonds, Environmental Program, Series 2009A, 5.500%, 11/01/25	5/19 at 100.00	Aa2	1,151,850
2,500	Montrose School District, Michigan, School Building and Site Bonds, Series 1997, 6.000%, 5/01/22 – NPFG Insured	No Opt. Call	AA–	3,015,600
2,945	Muskegon Community College District, Michigan, General Obligation Bonds, Community Facility Series 2013I, 5.000%, 5/01/38 – BAM Insured	5/24 at 100.00	AA	3,392,110
1,410	New Haven Community Schools, Macomb County, Michigan, General Obligation Bonds, Series 2006, 5.000%, 5/01/25 – AGM Insured	5/16 at 100.00	AA	1,504,978
6,820	Oakland Intermediate School District, Oakland County, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/36 – AGM Insured	5/17 at 100.00	Aaa	7,398,882
1,595	Oakridge Public Schools, Muskegon County, Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/22 – NPFG Insured	5/15 at 100.00	AA–	1,643,887
	Ottawa County, Michigan, Water Supply System, General Obligation Bonds, Series 2007:
4,330	5.000%, 8/01/26 – NPFG Insured (UB)	8/17 at 100.00	Aaa	4,814,397
5,620	5.000%, 8/01/30 – NPFG Insured (UB)	8/17 at 100.00	Aaa	6,204,480
1,100	Oxford Area Community Schools, Oakland and Lapeer Counties, Michigan, General Obligation Bonds, Series 2004, 5.000%, 5/01/25 – AGM Insured	11/14 at 100.00	AA	1,117,908
5,785	Parchment School District, Kalamazoo County, Michigan, General Obligation Bonds, Series 2007, 4.750%, 5/01/36 – AGM Insured	5/17 at 100.00	AA	5,974,401
750	Plainwell Community Schools, Allegan County, Michigan, General Obligation Bonds, School Building & Site, Series 2008, 5.000%, 5/01/28 – AGC Insured	5/18 at 100.00	AA	835,995
	Port Huron, Michigan, General Obligation Bonds, Refunding & Capital Improvement Series 2011:
1,585	5.000%, 10/01/31 – AGM Insured	10/21 at 100.00	AA	1,734,624
640	5.250%, 10/01/37 – AGM Insured	10/21 at 100.00	AA	700,294
	Port Huron, Michigan, General Obligation Bonds, Series 2011B:
530	5.000%, 10/01/31 – AGM Insured	10/21 at 100.00	AA	580,032
800	5.250%, 10/01/40 – AGM Insured	10/21 at 100.00	AA	875,368
500	Rockford Public Schools, Kent County, Michigan, General Obligation Bonds, Refunding Series 2012, 5.000%, 5/01/19	No Opt. Call	AA–	583,975
1,000	Rockford Public Schools, Kent County, Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/27 – AGM Insured	5/15 at 100.00	AA	1,028,680
2,100	Rockford Public Schools, Kent County, Michigan, General Obligation Bonds, Series 2008, 5.000%, 5/01/33 – AGM Insured	5/18 at 100.00	AA	2,309,559
1,435	South Haven Public Schools, Van Buren Couty, Michigan, General Obligation Bonds, School Building & Site, Series 2014A, 5.000%, 5/01/41 – BAM Insured	5/24 at 100.00	AA	1,590,999
350	South Haven, Van Buren County, Michigan, General Obligation Bonds, Capital Improvement Series 2009, 5.125%, 12/01/33 – AGC Insured	12/19 at 100.00	AA	386,344
3,175	South Redford School District, Wayne County, Michigan, General Obligation Bonds, School Building and Site, Series 2005, 5.000%, 5/01/30 – NPFG Insured	5/15 at 100.00	Aa2	3,246,533
1,655	Southfield Library Building Authority, Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/26 – NPFG Insured	5/15 at 100.00	AA	1,703,872
1,535	Thornapple Kellogg School District, Barry County, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/32 – NPFG Insured	5/17 at 100.00	Aa2	1,659,013
3,600	Trenton Public Schools District, Michigan, General Obligation Bonds, Series 2008, 5.000%, 5/01/34 – AGM Insured	5/18 at 100.00	AA	3,959,244
2,275	Troy City School District, Oakland County, Michigan, General Obligation Bonds, Series 2006, 5.000%, 5/01/19 – NPFG Insured	5/16 at 100.00	Aa1	2,448,787
32	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Van Dyke Public Schools, Macomb County, Michigan, General Obligation Bonds, School Building & Site, Series 2008:
$1,110	5.000%, 5/01/31 – AGM Insured	5/18 at 100.00	AA	$1,221,599
2,150	5.000%, 5/01/38 – AGM Insured	5/18 at 100.00	AA	2,366,161
1,600	Walled Lake Consolidated School District, Oakland County, Michigan, General Obligation Bonds, School Building & Site Series 2014, 5.000%, 5/01/40	11/23 at 100.00	Aa2	1,771,616
2,860	Wayne Charter County, Michigan, General Obligation Bonds, Building Improvements, Series 2009A, 6.750%, 11/01/39	12/19 at 100.00	BBB–	2,989,787
	Wayne Charter County, Michigan, Limited Tax General Obligation Airport Hotel Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2001A:
1,500	5.500%, 12/01/18 – NPFG Insured	11/14 at 100.00	AA–	1,502,880
5,000	5.000%, 12/01/21 – NPFG Insured	11/14 at 100.00	AA–	5,004,250
6,125	5.000%, 12/01/30 – NPFG Insured	11/14 at 100.00	AA–	6,130,451
1,725	Williamston Community School District, Michigan, Unlimited Tax General Obligation QSBLF Bonds, Series 1996, 5.500%, 5/01/25 – NPFG Insured	No Opt. Call	AA–	2,036,035
1,475	Willow Run Community Schools, Washtenaw County, Michigan, General Obligation Bonds, Refunding Series 2011, 4.500%, 5/01/31 – AGM Insured	5/21 at 100.00	AA	1,586,112
155,920	Total Tax Obligation/General			162,814,734
	Tax Obligation/Limited – 12.2% (8.1% of Total Investments)
	Grand Rapids Building Authority, Kent County, Michigan, General Obligation Bonds, Refunding Series 2011:
560	5.000%, 10/01/28	10/21 at 100.00	AA	618,789
500	5.000%, 10/01/30	10/21 at 100.00	AA	548,520
500	5.000%, 10/01/31	10/21 at 100.00	AA	546,215
1,000	Grand Rapids Building Authority, Kent County, Michigan, Limited Tax General Obligation Bonds, Series 1998, 5.000%, 4/01/16	No Opt. Call	AA	1,071,040
4,730	Michigan Finance Authority, Unemployment Obligation Assessment Revenue Bonds, Series 2012B, 5.000%, 7/01/22	7/16 at 100.00	AAA	5,125,523
	Michigan State Building Authority, Revenue Bonds, Facilities Program, Series 2005II:
1,600	5.000%, 10/15/30 – AMBAC Insured	10/15 at 100.00	Aa3	1,657,216
2,135	5.000%, 10/15/33 – AMBAC Insured	10/15 at 100.00	Aa3	2,216,472
	Michigan State Building Authority, Revenue Bonds, Refunding Series 2006IA:
7,000	0.000%, 10/15/27 – AGM Insured	10/16 at 58.27	AA	3,949,820
7,720	0.000%, 10/15/28 – AGM Insured	10/16 at 55.35	AA	4,009,536
1,500	0.000%, 10/15/30 – FGIC Insured	10/16 at 50.02	AA–	691,590
8,040	5.000%, 10/15/36 – FGIC Insured	10/16 at 100.00	AA–	8,563,002
	Michigan State Trunk Line Fund Bonds, Series 2011:
1,100	5.000%, 11/15/24	11/21 at 100.00	AA+	1,298,792
1,750	5.000%, 11/15/29	11/21 at 100.00	AA+	2,018,013
1,605	5.000%, 11/15/31	11/21 at 100.00	AA+	1,847,291
1,160	4.000%, 11/15/32	11/21 at 100.00	AA+	1,220,436
1,970	5.000%, 11/15/36	11/21 at 100.00	AA+	2,223,972
1,930	Taylor Brownfield Redevelopment Authority, Wayne County, Michigan, Tax Increment Bonds, Series 2005A, 5.000%, 5/01/34 – NPFG Insured	5/15 at 100.00	AA–	1,930,811
44,800	Total Tax Obligation/Limited			39,537,038
	Transportation – 3.8% (2.6% of Total Investments)
230	Kent County, Michigan, Airport Revenue Bonds, Gerald R. Ford International Airport, Series 2007, 5.000%, 1/01/32	1/17 at 100.00	AAA	248,347
	Wayne County Airport Authority, Michigan, Airport Revenue Bonds, Detroit Metro Wayne County Airport, Series 2012A:
2,345	5.000%, 12/01/23	No Opt. Call	A	2,658,691
4,000	5.000%, 12/01/42 – AGM Insured	12/22 at 100.00	AA	4,297,560

Nuveen Investments	33

NUM	Nuveen Michigan Quality Income Municipal Fund
	Portfolio of Investments (continued)	August 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$4,500	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Airport, Refunding Series 2011A, 5.000%, 12/01/21 (Alternative Minimum Tax)	No Opt. Call	A	$5,222,070
11,075	Total Transportation			12,426,668
	U.S. Guaranteed – 9.0% (6.0% of Total Investments) (4)
915	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A, 5.000%, 7/01/30 (Pre-refunded 7/01/15) – NPFG Insured	7/15 at 100.00	AA– (4)	951,829
3,880	Mayville Community Schools, Tuscola County, Michigan, General Obligation Bonds, School Building and Site Project, Series 2004, 5.000%, 5/01/34 (Pre-refunded 11/01/14) – FGIC Insured	11/14 at 100.00	Aa2 (4)	3,912,825
3,630	Michigan Municipal Bond Authority, Clean Water Revolving Fund Revenue Bonds, Series 2004, 5.000%, 10/01/19 (Pre-refunded 10/01/14)	10/14 at 100.00	N/R (4)	3,645,863
1,060	Michigan Municipal Bond Authority, Drinking Water Revolving Fund Revenue Bonds, Series 2004, 5.000%, 10/01/23 (Pre-refunded 10/01/14)	10/14 at 100.00	N/R (4)	1,064,632
3,415	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, St. John’s Health System, Series 1998A, 5.000%, 5/15/28 – AMBAC Insured (ETM)	11/14 at 100.00	Aaa	3,428,592
	Michigan State Hospital Finance Authority, Revenue Bonds, Chelsea Community Hospital, Series 2005:
425	5.000%, 5/15/25 (Pre-refunded 5/15/15)	5/15 at 100.00	AA+ (4)	439,603
1,600	5.000%, 5/15/30 (Pre-refunded 5/15/15)	5/15 at 100.00	AA+ (4)	1,654,976
835	5.000%, 5/15/37 (Pre-refunded 5/15/15)	5/15 at 100.00	AA+ (4)	863,691
	Michigan State Hospital Finance Authority, Revenue Bonds, Marquette General Hospital, Series 2005A:
4,435	5.000%, 5/15/26 (Pre-refunded 5/15/15)	5/15 at 100.00	N/R (4)	4,586,411
2,680	5.000%, 5/15/34 (Pre-refunded 5/15/15)	5/15 at 100.00	N/R (4)	2,771,495
1,500	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39 (Pre-refunded 9/01/18)	9/18 at 100.00	Aaa	1,939,965
3,850	Wayne Westland Community Schools, Michigan, General Obligation Bonds, Series 2004, 5.000%, 5/01/17 (Pre-refunded 11/01/14) – AGM Insured	11/14 at 100.00	AA (4)	3,882,571
28,225	Total U.S. Guaranteed			29,142,453
	Utilities – 11.3% (7.6% of Total Investments)
6,020	Holland Ottawa and Allegan Counties, Michigan, Electric Utility System Revenue Bonds, Series 2014A, 5.000%, 7/01/39	No Opt. Call	AA	6,777,015
	Lansing Board of Water and Light, Michigan, Steam and Electric Utility System Revenue Bonds, Series 2008A:
390	5.000%, 7/01/28	7/18 at 100.00	AA–	436,859
8,250	5.000%, 7/01/32	7/18 at 100.00	AA–	9,079,785
	Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Tender Option Bond Trust 4700:
1,700	18.374%, 7/01/37 (IF) (5)	7/21 at 100.00	AA–	2,501,516
1,110	18.374%, 7/01/37 (IF) (5)	7/21 at 100.00	AA–	1,633,343
4,530	Michigan Public Power Agency, AFEC Project Revenue Bonds, Series 2012A, 5.000%, 1/01/43	1/22 at 100.00	A2	4,843,657
	Michigan Public Power Agency, Revenue Bonds, Combustion Turbine 1 Project, Series 2011:
1,760	5.000%, 1/01/24 – AGM Insured	1/21 at 100.00	AA	1,981,760
1,990	5.000%, 1/01/25 – AGM Insured	1/21 at 100.00	AA	2,224,820
2,180	5.000%, 1/01/26 – AGM Insured	1/21 at 100.00	AA	2,422,590
290	5.000%, 1/01/27 – AGM Insured	1/21 at 100.00	AA	321,039
3,630	Michigan Strategic Fund, Limited Obligation Revenue Refunding Bonds, Detroit Edison Company, Series 1991BB, 7.000%, 5/01/21 – AMBAC Insured	No Opt. Call	Aa3	4,541,529
31,850	Total Utilities			36,763,913
	Water and Sewer – 19.8% (13.3% of Total Investments)
	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A:
1,060	5.250%, 7/01/39	7/22 at 100.00	BBB+	1,124,533
3,500	5.000%, 7/01/39 – AGM Insured	7/22 at 100.00	AA	3,669,680

34	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A:
$1,085	5.000%, 7/01/30 – NPFG Insured	7/15 at 100.00	AA–	$1,098,606
135	5.000%, 7/01/35 – NPFG Insured	7/15 at 100.00	AA–	135,031
1,965	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2003A, 5.000%, 7/01/17 – AGM Insured	10/14 at 100.00	AA	1,971,543
425	Detroit, Michigan, Sewage Disposal System Revenue Bonds, Second Lien Series 2006A, 5.500%, 7/01/36 – BHAC Insured	7/18 at 100.00	AA+	461,389
5,350	Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien Series 2011A, 5.250%, 7/01/41	7/21 at 100.00	BBB+	5,633,497
305	Detroit, Michigan, Water Supply System Second Lien Revenue Bonds, Series 2003B, 5.000%, 7/01/34 – NPFG Insured	11/14 at 100.00	AA–	305,372
10,100	Detroit, Michigan, Water Supply System Second Lien Revenue Bonds, Series 2006A, 5.000%, 7/01/34 – AGM Insured	11/14 at 100.00	AA	10,464,812
190	Detroit, Michigan, Water Supply System Second Lien Revenue Refunding Bonds, Series 2006C, 5.000%, 7/01/33 – AGM Insured	No Opt. Call	AA	196,863
	Detroit, Michigan, Water Supply System Senior Lien Revenue Bonds, Series 2003A:
1,500	5.000%, 7/01/25 – NPFG Insured	10/14 at 100.00	AA–	1,501,830
60	5.000%, 7/01/26 – NPFG Insured	10/14 at 100.00	AA–	60,073
175	Detroit, Michigan, Water Supply System Senior Lien Revenue Bonds, Series 2003D. RMKTD, 5.000%, 7/01/33 – NPFG Insured	No Opt. Call	AA–	179,737
1,330	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Series 2005, 5.000%, 1/01/30 – NPFG Insured	7/15 at 100.00	AA+	1,370,179
1,190	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Series 2008, 5.000%, 1/01/38	1/18 at 100.00	AA+	1,306,537
2,605	Grand Rapids, Michigan, Water Supply System Revenue Bonds, Series 2009, 5.100%, 1/01/39 – AGC Insured	1/19 at 100.00	AA	2,909,629
	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Refunding Senior Loan Series 2014D-1:
1,500	5.000%, 7/01/35 (WI/DD, Settling 9/04/14) – AGM Insured	7/24 at 100.00	AA	1,603,935
1,220	5.000%, 7/01/37 (WI/DD, Settling 9/04/14) – AGM Insured	7/24 at 100.00	AA	1,297,421
	Michigan Finance Authority, State Revolving Fund Revenue Bonds, Clean Water Series 2012:
2,000	5.000%, 10/01/31	10/22 at 100.00	AAA	2,312,540
1,135	5.000%, 10/01/32	10/22 at 100.00	AAA	1,307,940
	Michigan Finance Authority, State Revolving Fund Revenue Bonds, Clean Water Subordinate Refunding Series 2013:
1,945	5.000%, 10/01/22	No Opt. Call	AAA	2,388,538
3,200	5.000%, 10/01/25	10/22 at 100.00	AAA	3,813,504
2,000	Michigan Finance Authority, State Revolving Fund Revenue Bonds, Clean Water, Refunding Series 2012, 5.000%, 10/01/20	No Opt. Call	AAA	2,407,119
580	Michigan Municipal Bond Authority, Clean Water Revolving Fund Revenue Bonds, Series 2004, 5.000%, 10/01/19	10/14 at 100.00	AAA	582,487
1,000	Michigan Municipal Bond Authority, Clean Water Revolving Fund Revenue Bonds, Series 2005, 5.000%, 10/01/19	10/15 at 100.00	AAA	1,051,619
390	Michigan Municipal Bond Authority, Clean Water Revolving Fund Revenue Bonds, Series 2010, 5.000%, 10/01/26	No Opt. Call	AAA	458,339
90	Michigan Municipal Bond Authority, Drinking Water Revolving Fund Revenue Bonds, Series 2004, 5.000%, 10/01/23	10/14 at 100.00	AAA	90,381
	Michigan Municipal Bond Authority, Water Revolving Fund Revenue Bonds, Series 2007:
500	5.000%, 10/01/23	10/17 at 100.00	AAA	564,234
2,000	5.000%, 10/01/24	10/17 at 100.00	AAA	2,254,979
8,245	North Kent Sewer Authority, Michigan, Sewer Revenue Bonds, Series 2006, 5.000%, 11/01/31 – NPFG Insured	11/16 at 100.00	AA	8,788,015
	Port Huron, Michigan, Water Supply System Revenue Bonds, Series 2011:
500	5.250%, 10/01/31	10/21 at 100.00	A	546,454
1,500	5.625%, 10/01/40	10/21 at 100.00	A	1,653,480

Nuveen Investments	35

NUM	Nuveen Michigan Quality Income Municipal Fund
	Portfolio of Investments (continued)	August 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$700	Saginaw, Michigan, Water Supply System Revenue Bonds, Series 2008, 5.250%, 7/01/22 – NPFG Insured	7/18 at 100.00	AA–	$756,294
59,480	Total Water and Sewer			64,266,590
$463,550	Total Long-Term Investments (cost $453,559,910)			484,723,239
	Floating Rate Obligations – (2.0)%			(6,625,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value – (48.9)% (6)			(159,000,000)
	Other Assets Less Liabilities – 1.9%			6,216,143
	Net Assets Applicable to Common Shares – 100%			$325,314,382

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 32.8%.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

36	Nuveen Investments

NUO
Nuveen Ohio Quality Income Municipal Fund
	Portfolio of Investments	August 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 146.0% (100.0% of Total Investments)
	MUNICIPAL BONDS – 146.0% (100.0% of Total Investments)
	Consumer Staples – 4.4% (3.0% of Total Investments)
$400	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-1, 5.000%, 6/01/16	No Opt. Call	Aa1	$424,620
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
7,500	5.125%, 6/01/24	6/17 at 100.00	B–	6,351,450
8,620	5.875%, 6/01/47	6/17 at 100.00	B	6,907,292
16,520	Total Consumer Staples			13,683,362
	Education and Civic Organizations – 10.4% (7.1% of Total Investments)
4,375	Miami University of Ohio, General Receipts Bonds, Refunding Series 2014, 5.000%, 9/01/33	9/24 at 100.00	AA	5,095,650
	Miami University of Ohio, General Receipts Bonds, Series 2011:
130	5.000%, 9/01/33	No Opt. Call	AA	145,664
1,960	5.000%, 9/01/36	9/21 at 100.00	AA	2,150,826
	Miami University of Ohio, General Receipts Bonds, Series 2012:
480	4.000%, 9/01/32	9/22 at 100.00	AA	506,755
1,000	4.000%, 9/01/33	9/22 at 100.00	AA	1,052,130
3,150	Ohio Higher Education Facilities Commission, General Revenue Bonds, Kenyon College, Series 2006, 5.000%, 7/01/41	7/16 at 100.00	A+	3,221,159
	Ohio Higher Education Facilities Commission, Revenue Bonds, Wittenberg University, Series 2005:
1,150	5.000%, 12/01/24	12/15 at 100.00	B1	1,145,354
1,000	5.000%, 12/01/29	12/15 at 100.00	B1	976,980
2,420	Ohio Higher Educational Facilities Commission, General Revenue Bonds, University of Dayton, 2006 Project, Series 2006, 5.000%, 12/01/30 – AMBAC Insured	12/16 at 100.00	A	2,596,950
	Ohio Higher Educational Facilities Commission, Revenue Bonds, Denison University Project, Series 2012:
120	5.000%, 11/01/27	5/22 at 100.00	AA	139,457
590	5.000%, 11/01/32	5/22 at 100.00	AA	668,364
5,000	Ohio Higher Educational Facilities Commission, Revenue Bonds, University of Dayton, Series 2013, 5.000%, 12/01/43	12/22 at 100.00	A	5,482,700
1,075	Ohio Higher Educational Facilities Commission, Revenue Bonds, Wittenberg University, Series 2001, 5.500%, 12/01/15	12/14 at 100.00	B1	1,076,494
2,250	Ohio State Higher Education Facilities, Revenue Bonds, Case Western Reserve University, Series 2006, 5.000%, 12/01/44 – NPFG Insured	12/16 at 100.00	AA–	2,414,520
3,000	Ohio State Higher Educational Facility Commission, Higher Education Facility Revenue Bonds, Xavier University 2008C, 5.750%, 5/01/28	11/18 at 100.00	A–	3,491,640
950	Ohio State, Higher Educational Facility Revenue Bonds, Otterbein College Project,Series 2008A, 5.500%, 12/01/28	12/18 at 100.00	A3	1,040,393
1,000	Ohio University at Athens, General Receipts Bonds, Series 2013, 5.000%, 12/01/39	12/22 at 100.00	Aa3	1,105,560
29,650	Total Education and Civic Organizations			32,310,596
	Health Care – 31.2% (21.4% of Total Investments)
65	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facilities Revenue Bonds, Summa Health System, Series 2004A, 5.500%, 11/15/34 – RAAI Insured	11/14 at 100.00	Baa1	65,246
3,000	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Revenue Bonds, Children’s Hospital Medical Center, Improvement Series 2013, 5.000%, 11/15/38	5/23 at 100.00	A1	3,255,420
1,950	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Healthcare Partners, Series 2010A, 5.250%, 6/01/38	6/20 at 100.00	AA–	2,130,102

Nuveen Investments	37

NUO	Nuveen Ohio Quality Income Municipal Fund
	Portfolio of Investments (continued)	August 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$3,500	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010, 5.500%, 11/01/40	11/20 at 100.00	A–	$3,862,880
6,575	Butler County, Ohio, Hospital Facilities Revenue Bonds, Cincinnati Children’s Medical Center Project, Series 2006K, 5.000%, 5/15/31 – FGIC Insured	5/16 at 100.00	A3	6,815,316
2,400	Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center Project, Series 2013, 5.000%, 6/15/43	6/23 at 100.00	Baa2	2,548,896
	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project, Improvement Series 2009:
250	5.000%, 11/01/34	11/19 at 100.00	Aa2	271,098
2,615	5.250%, 11/01/40	11/19 at 100.00	Aa2	2,845,800
2,470	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project, Series 2008A, 5.000%, 11/01/40	11/18 at 100.00	Aa2	2,595,402
250	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Series 2011A, 5.000%, 11/15/41	11/21 at 100.00	AA+	272,955
4,480	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Tender Option Bond Trust 11-21B, 9.354%, 11/15/41 (IF) (4)	11/21 at 100.00	AA+	5,302,707
3,225	Hancock County, Ohio, Hospital Revenue Bonds, Blanchard Valley Regional Health Center, Series 2011A, 6.250%, 12/01/34	6/21 at 100.00	A2	3,741,645
1,865	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc., Refunding Series 2008C, 6.000%, 8/15/43	8/18 at 100.00	A3	2,015,953
	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2008D:
90	5.000%, 11/15/38	11/18 at 100.00	AA	95,185
40	5.125%, 11/15/40	11/18 at 100.00	AA	42,466
3,965	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41	11/21 at 100.00	AA	4,637,107
1,500	Miami County, Ohio, Hospital Facilities Revenue Refunding Bonds, Upper Valley Medical Center Inc., Series 2006, 5.250%, 5/15/21	5/16 at 100.00	A	1,602,075
820	Middleburg Heights, Ohio, Hospital Facilities Revenue Bonds, Southwest General Health Center Project, Refunding Series 2011, 5.250%, 8/01/41	8/21 at 100.00	A2	880,901
	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2004A:
3,700	5.000%, 5/01/30	11/14 at 100.00	A+	3,710,175
2,500	5.000%, 5/01/32	11/14 at 100.00	A+	2,503,825
6,105	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013, 5.000%, 2/15/44	2/23 at 100.00	BB+	6,109,029
95	Ohio Higher Educational Facilities Commission,Revenue Bonds, University Hospitals Health System Inc., Series 2007A, 5.250%, 1/15/46 – BHAC Insured	1/17 at 100.00	AA+	102,712
	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, Cleveland Clinic Health System Obligated Group, Series 2008A:
3,000	5.000%, 1/01/25	1/18 at 100.00	Aa2	3,298,920
240	5.250%, 1/01/33	1/18 at 100.00	Aa2	264,370
1,100	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, Cleveland Clinic Health System Obligated Group, Series 2012A, 5.000%, 1/01/38	1/22 at 100.00	Aa2	1,224,366
	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, Summa Health System Project, Series 2010:
1,500	5.750%, 11/15/40 – AGM Insured	5/20 at 100.00	AA	1,652,040
1,520	5.250%, 11/15/40 – AGM Insured	5/20 at 100.00	AA	1,635,338
8,050	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Series 2009A, 5.500%, 1/01/39	1/19 at 100.00	Aa2	9,024,532
	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Tender Option Bond Trust 3551:
5,350	20.425%, 1/01/33 (IF)	1/19 at 100.00	AA–	7,940,683
875	19.945%, 1/01/17 (IF)	No Opt. Call	AA–	1,250,095

38	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc., Series 2013A:
$1,000	5.000%, 1/15/28	1/23 at 100.00	A	$1,135,260
2,000	5.000%, 1/15/29	1/23 at 100.00	A	2,254,820
	Ross County, Ohio, Hospital Revenue Refunding Bonds, Adena Health System Series 2008:
1,425	5.750%, 12/01/28	12/18 at 100.00	A–	1,584,002
1,385	5.750%, 12/01/35	12/18 at 100.00	A–	1,518,611
1,000	5.750%, 12/01/35 – AGC Insured	12/18 at 100.00	AA	1,090,250
	Wood County, Ohio, Hospital Facilities Refunding and Improvement Revenue Bonds, Wood County Hospital Project, Series 2012:
2,635	5.000%, 12/01/37	No Opt. Call	Baa2	2,732,205
4,920	5.000%, 12/01/42	No Opt. Call	Baa2	5,074,045
87,460	Total Health Care			97,086,432
	Housing/Multifamily – 3.1% (2.1% of Total Investments)
1,350	Clermont County, Ohio, GNMA Collateralized Mortgage Revenue Bonds, S.E.M. Villa II Project, Series 1994A, 5.950%, 2/20/30	2/15 at 100.00	Aaa	1,352,700
1,165	Cleveland-Cuyahoga County Port Authority, Ohio, Student Housing Facility Revenue Bonds, Euclid Avenue Housing Corporation – Fenn Tower Project, Series 2005, 5.000%, 8/01/23 – AMBAC Insured	8/15 at 100.00	N/R	1,168,285
755	Franklin County, Ohio, GNMA Collateralized Multifamily Housing Mortgage Revenue Bonds, Agler Project, Series 2002A, 5.550%, 5/20/22 (Alternative Minimum Tax)	11/14 at 100.00	Aaa	756,533
1,600	Montgomery County, Ohio, GNMA Guaranteed Multifamily Housing Revenue Bonds, Canterbury Court Project, Series 2007, 5.500%, 10/20/42 (Alternative Minimum Tax)	10/18 at 101.00	Aa1	1,701,680
1,190	Ohio Housing Finance Agency, FHA-Insured Multifamily Housing Mortgage Revenue Bonds, Madonna Homes, Series 2006M, 4.900%, 6/20/48 (Alternative Minimum Tax)	6/16 at 102.00	AA+	1,214,490
3,390	Summit County Port Authority, Ohio, Multifamily Housing Revenue Bonds, Callis Tower Apartments Project, Series 2007, 5.250%, 9/20/47 (Alternative Minimum Tax)	9/17 at 102.00	AA+	3,555,635
9,450	Total Housing/Multifamily			9,749,323
	Industrials – 2.3% (1.6% of Total Investments)
2,055	Cleveland-Cuyahoga County Port Authority, Ohio, Common Bond Fund Revenue Bonds, Cleveland Christian Home Project, Series 2002C, 5.950%, 5/15/22	11/14 at 100.00	BBB+	2,058,494
735	Cleveland-Cuyahoga County Port Authority, Ohio, Development Revenue Bonds, Bond Fund Program – Columbia National Group Project, Series 2005D, 5.000%, 5/15/20 (Alternative Minimum Tax)	11/15 at 100.00	BBB+	740,219
3,495	Toledo-Lucas County Port Authority, Ohio, Revenue Refunding Bonds, CSX Transportation Inc., Series 1992, 6.450%, 12/15/21	No Opt. Call	Baa2	4,390,104
1,600	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007A, 6.350%, 7/01/27 (Alternative Minimum Tax) (5)	7/17 at 102.00	N/R	52,656
7,885	Total Industrials			7,241,473
	Long-Term Care – 1.1% (0.7% of Total Investments)
895	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Improvement Series 2010A, 5.625%, 7/01/26	7/21 at 100.00	BBB–	974,637
2,220	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.625%, 4/01/40	4/20 at 100.00	BBB–	2,429,790
3,115	Total Long-Term Care			3,404,427
	Materials – 0.7% (0.5% of Total Investments)
2,000	Toledo-Lucas County Port Authority, Ohio, Port Revenue Bonds, Cargill Inc., Series 2004B, 4.500%, 12/01/15	No Opt. Call	A	2,080,600
	Tax Obligation/General – 31.1% (21.3% of Total Investments)
125	Barberton City School District, Summit County, Ohio, General Obligation Bonds, School Improvement Series 2008, 5.250%, 12/01/31	6/18 at 100.00	AA	139,485

Nuveen Investments	39

NUO	Nuveen Ohio Quality Income Municipal Fund
	Portfolio of Investments (continued)	August 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Central Ohio Solid Waste Authority, General Obligation Bonds, Refunding & Improvements, Series 2012:
$1,140	5.000%, 12/01/26	6/22 at 100.00	Aaa	$1,343,194
2,545	5.000%, 12/01/28	6/22 at 100.00	Aaa	2,970,600
1,605	5.000%, 12/01/29	6/22 at 100.00	Aaa	1,863,517
	Cincinnati, Ohio, General Obligation Bonds, Various Purpose Series 2012A:
1,960	5.000%, 12/01/31	12/20 at 100.00	Aa2	2,243,671
875	5.000%, 12/01/32	12/20 at 100.00	Aa2	1,001,639
2,000	Cleveland, Ohio, General Obligation Bonds, Series 2011, 5.000%, 12/01/29	12/19 at 100.00	AA	2,276,000
1,140	Columbia Local School District, Lorain County, Ohio, General Obligation Bonds, School Facilities Improvement Series 2011, 5.000%, 11/01/39 – AGM Insured	11/21 at 100.00	A2	1,261,672
	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, Series 2006:
4,310	0.000%, 12/01/27 – AGM Insured	No Opt. Call	AA+	2,834,472
5,835	0.000%, 12/01/28 – AGM Insured	No Opt. Call	AA+	3,700,615
1,730	Franklin County, Ohio, General Obligation Bonds, Refunding Series 2014, 5.000%, 6/01/31	12/23 at 100.00	AAA	2,070,308
	Franklin County, Ohio, General Obligation Bonds, Various Purpose Series 2007:
3,355	5.000%, 12/01/27	12/17 at 100.00	AAA	3,741,966
1,840	5.000%, 12/01/28	12/17 at 100.00	AAA	2,046,466
	Gallia County Local School District, Gallia and Jackson Counties, Ohio, General Obligation Bonds, Refunding School Improvement Series 2014:
1,260	5.000%, 11/01/30	11/24 at 100.00	Aa2	1,456,132
1,540	5.000%, 11/01/31	11/24 at 100.00	Aa2	1,768,182
	Greenville City School District, Drake County, Ohio, General Obligation Bonds, School Improvement Series 2013:
555	5.250%, 1/01/38	1/22 at 100.00	AA	618,303
1,355	5.250%, 1/01/41	1/22 at 100.00	AA	1,506,774
1,355	Grove City, Ohio, General Obligation Bonds, Construction & Improvement Series 2009, 5.125%, 12/01/36	12/19 at 100.00	Aa1	1,495,703
12,750	Hamilton City School District, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/34 – AGM Insured	6/17 at 100.00	AA	13,815,772
6,580	Indian Lake Local School District, Logan and Auglaize Counties, Ohio, School Facilities Improvement and Refunding Bonds, Series 2007, 5.000%, 12/01/34 – NPFG Insured	6/17 at 100.00	AA–	7,141,142
2,160	Kenston Local School District, Geauga County, Ohio, General Obligation Bonds, Series 2011, 0.000%, 12/01/21	No Opt. Call	Aa1	1,866,218
	Lakewood City School District, Cuyahoga County, Ohio, General Obligation Bonds, Series 2007:
1,010	5.000%, 12/01/25 – FGIC Insured	12/17 at 100.00	Aa2	1,132,331
775	5.000%, 12/01/30 – FGIC Insured	12/17 at 100.00	Aa2	852,601
2,620	Lucas County, Ohio, General Obligation Bonds, Various Purpose Series 2010, 5.000%, 10/01/40	10/18 at 100.00	AA	2,919,178
1,130	Marysville Exempted Village School District, Union County, Ohio, General Obligation Bonds, Series 2006, 5.000%, 12/01/25 – AGM Insured	12/15 at 100.00	AA	1,195,088
4,500	Middletown City School District, Butler County, Ohio, General Obligation Bonds, Refunding Series 2007, 5.250%, 12/01/31 – AGM Insured	No Opt. Call	A2	5,563,080
1,500	Milford Exempted Village School District, Ohio, General Obligation Bonds, Series 2008, 5.250%, 12/01/36	12/18 at 100.00	Aa3	1,684,560
1,305	Monroe Local School District, Butler County, Ohio, General Obligation Bonds, Series 2006, 5.500%, 12/01/24 – AMBAC Insured	No Opt. Call	Baa1	1,572,434
725	Napoleon City School District, Henry County, Ohio, General Obligation Bonds, Facilities Construction & Improvement Series 2012, 5.000%, 12/01/36	6/22 at 100.00	Aa3	794,912
2,500	New Albany Plain Local School District, Franklin County, Ohio, General Obligation Bonds, Refunding School Improvement Series 2013, 4.000%, 12/01/43	12/22 at 100.00	AA+	2,553,725
985	Newark City School District, Licking County, Ohio, General Obligation Bonds, Series 2005, 5.000%, 12/01/28 – NPFG Insured	12/15 at 100.00	AA–	1,029,591

40	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$2,300	Northmor Local School District,Morrow County, Ohio, General Obligation School Facilities Construction and Improvement Bonds, Series 2008, 5.000%, 11/01/36	11/18 at 100.00	Aa2	$2,560,797
500	Oak Hills Local School District, Hamilton County, Ohio, General Obligation Bonds, Refunding Series 2005, 5.000%, 12/01/24 – AGM Insured	12/15 at 100.00	AA	527,420
3,000	Ohio State, General Obligation Bonds, Highway Capital Improvement, Series 2014R, 5.000%, 5/01/29	5/24 at 100.00	AAA	3,624,960
1,000	Ohio State, General Obligation Highway Capital Improvement Bonds, Series 2012Q, 5.000%, 5/01/28	5/22 at 100.00	AAA	1,175,930
500	Olentangy Local School District, Delaware and Franklin Counties, Ohio, General Obligation Bonds, Series 2008, 5.000%, 12/01/36	6/18 at 100.00	AA+	555,355
5,000	South Euclid, Ohio, General Obligation Bonds, Real Estate Acquisition and Urban Redevelopment, Series 2012, 5.000%, 6/01/42	6/22 at 100.00	Aa2	5,499,950
2,250	South-Western City School District, Franklin and Pickaway Counties, Ohio, General Obligation Bonds, School Facilities Construction & Improvement Series 2012, 5.000%, 12/01/36	6/22 at 100.00	AA	2,530,215
1,500	Springboro Community City School District, Warren County, Ohio, General Obligation Bonds, Refunding Series 2007, 5.250%, 12/01/32	No Opt. Call	AA	1,892,700
70	Strongsville, Ohio, Limited Tax General Obligation Various Purpose Improvement Bonds, Series 1996, 5.950%, 12/01/21	11/14 at 100.00	Aaa	70,338
700	Sylvania City School District, Lucas County, Ohio, General Obligation Bonds, School Improvement Series 1995, 5.250%, 12/01/36 – AGC Insured	6/17 at 100.00	AA	763,385
1,000	Vandalia Butler City School District, Montgomery County, Ohio, General Obligation Bonds, School Improvement Series 2009, 5.125%, 12/01/37	6/19 at 100.00	Aa3	1,081,300
90,885	Total Tax Obligation/General			96,741,681
	Tax Obligation/Limited – 24.6% (16.8% of Total Investments)
125	Cincinnati City School District, Ohio, Certificates of Participation, School Improvement Project, Series 2006, 5.000%, 12/15/32 – AGM Insured	12/16 at 100.00	AA	134,408
	Cleveland, Ohio, Income Tax Revenue Bonds, Bridges & Roadways Improvements, Subordinate Lien Series 2013A-2:
1,315	5.000%, 10/01/27	10/23 at 100.00	AA	1,538,221
1,520	5.000%, 10/01/30	10/23 at 100.00	AA	1,742,650
1,600	5.000%, 10/01/31	10/23 at 100.00	AA	1,819,456
3,000	Cleveland, Ohio, Income Tax Revenue Bonds, Public Facilities Improvements, Series 2014A-1, 5.000%, 11/15/38	11/23 at 100.00	AA	3,375,450
500	Columbus-Franklin County Finance Authority, Ohio, Development Revenue Bonds, Hubbard Avenue Parking Facility Project, Series 2012A, 5.000%, 12/01/36	12/19 at 100.00	BBB	502,830
6,750	Cuyahoga County, Ohio, Recovery Zone Facility Economic Development Revenue Bonds, Medical Mart- Convention Center Project, Series 2010F, 5.000%, 12/01/27	12/20 at 100.00	Aa2	7,510,050
300	Delaware County District Library, Delaware, Franklin, Marion, Morrow and Union Counties, Ohio, Library Fund Library Facilities Special Obligation Notes, Series 2009, 5.000%, 12/01/34	12/19 at 100.00	Aa2	326,448
5,000	Franklin County Convention Facilities Authority, Ohio, Excise Tax and Lease Revenue Anticipation Bonds, Series 2005, 5.000%, 12/01/27 – AMBAC Insured	12/15 at 100.00	Aaa	5,264,650
	Greater Cleveland Regional Transit Authority, Ohio, Sales Tax Supported Capital Improvement Bonds, Refunding Series 2012:
1,010	5.250%, 12/01/27	12/21 at 100.00	AAA	1,191,568
1,090	5.250%, 12/01/28	12/21 at 100.00	AAA	1,273,218
760	5.250%, 12/01/30	12/21 at 100.00	AAA	876,341
600	5.000%, 12/01/31	12/21 at 100.00	AAA	672,498
	Hamilton County Convention Facilities Authority, Ohio, First Lien Revenue Bonds, Series 2004:
1,085	5.000%, 12/01/18 – FGIC Insured	11/14 at 100.00	AA–	1,089,101
1,415	5.000%, 12/01/21 – FGIC Insured	11/14 at 100.00	AA–	1,420,264
7,250	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien, Series 2006A, 5.000%, 12/01/32 – AMBAC Insured	12/16 at 100.00	A+	7,761,633

Nuveen Investments	41

NUO	Nuveen Ohio Quality Income Municipal Fund
	Portfolio of Investments (continued)	August 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$5,565	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Series 2000B, 0.000%, 12/01/28 – AGM Insured	No Opt. Call	AA	$3,272,220
5,000	Hamilton County, Ohio, Sales Tax Revenue Bonds, Refunding Series 2011A, 5.000%, 12/01/31	12/21 at 100.00	A+	5,621,450
1,750	Hudson City School District, Ohio, Certificates of Participation, Series 2012, 4.000%, 6/01/34 – NPFG Insured	6/22 at 100.00	Aa3	1,795,133
20,700	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien Series 2013A, 5.000%, 1/01/38	1/23 at 100.00	AA	22,983,207
1,000	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds, Series 2012C, 5.000%, 10/01/24	10/22 at 100.00	A1	1,149,060
	Riversouth Authority, Ohio, Riversouth Area Redevelopment Bonds, Refunding Series 2012A:
1,645	5.000%, 12/01/23	12/22 at 100.00	AA+	1,961,136
1,200	5.000%, 12/01/24	12/22 at 100.00	AA+	1,418,868
	Vermilion Local School District, East and Lorain Counties, Ohio, Certificates of Participation, Series 2012:
765	5.000%, 12/01/24	No Opt. Call	Aa3	877,585
805	5.000%, 12/01/25	12/20 at 100.00	Aa3	915,969
71,750	Total Tax Obligation/Limited			76,493,414
	Transportation – 6.3% (4.3% of Total Investments)
	Cleveland, Ohio, Airport System Revenue Bonds, Series 2012A:
2,150	5.000%, 1/01/30	1/22 at 100.00	A–	2,333,137
1,500	5.000%, 1/01/31 – AGM Insured	1/22 at 100.00	AA	1,644,960
3,475	Dayton, Ohio, Airport Revenue Bonds, James M. Cox International Airport, Series 2003C, 5.250%, 12/01/23 – RAAI Insured (Alternative Minimum Tax)	10/14 at 100.00	A–	3,481,707
3,550	Ohio Turnpike Commission, Revenue Refunding Bonds, Series 1998A, 5.500%, 2/15/18 – FGIC Insured	No Opt. Call	AA	4,128,366
2,050	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series 2013A-1, 5.250%, 2/15/39	2/23 at 100.00	A+	2,325,992
	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Projects, Junior Lien Series 2013A-2:
11,250	0.000%, 2/15/38	No Opt. Call	A+	4,155,863
5,000	0.000%, 2/15/40	No Opt. Call	A+	1,634,500
28,975	Total Transportation			19,704,525
	U.S. Guaranteed – 14.4% (10.0% of Total Investments) (6)
3,000	Centerville City School District, Montgomery County, Ohio, General Obligation Bonds, Series 2005, 5.000%, 12/01/30 (Pre-refunded 6/01/15) – AGM Insured	6/15 at 100.00	Aa1 (6)	3,109,500
	Central Ohio Solid Waste Authority, General Obligation Bonds, Refunding & Improvements, Series 2012:
110	5.000%, 12/01/26 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R (6)	135,560
245	5.000%, 12/01/28 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R (6)	301,928
160	5.000%, 12/01/29 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R (6)	197,178
605	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, Series 2004, 5.500%, 12/01/15 (Pre-refunded 12/01/14) – AGM Insured	12/14 at 100.00	AA (6)	613,367
2,300	Cuyahoga County, Ohio, General Obligation Bonds, Series 2004, 5.000%, 12/01/21 (Pre-refunded 12/01/14)	12/14 at 100.00	Aa1 (6)	2,328,888
1,000	Dayton, Ohio, Airport Revenue Bonds, James M. Cox International Airport, Series 2005B, 5.000%, 12/01/14 – SYNCORA GTY Insured (ETM)	No Opt. Call	A– (6)	1,012,560
1,195	Fairview Park City School District, Cuyahoga County, Ohio, General Obligation Bonds, Series 2005, 5.000%, 12/01/24 (Pre-refunded 6/01/15) – NPFG Insured	6/15 at 100.00	Aa2 (6)	1,239,084
2,620	Green, Ohio, General Obligation Bonds, Series 2008, 5.500%, 12/01/32 (Pre-refunded 12/01/15)	12/15 at 100.00	AA+ (6)	2,792,763
1,850	Hilliard City School District, Franklin County, Ohio, General Obligation Bonds, School Construction, Series 2005, 5.000%, 12/01/26 (Pre-refunded 12/01/15) – NPFG Insured	12/15 at 100.00	Aa1 (6)	1,961,851

42	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
$3,000	Hilliard City School District, Franklin County, Ohio, General Obligation Bonds, Series 2006A, 5.000%, 12/01/25 (Pre-refunded 12/01/16) – NPFG Insured	12/16 at 100.00	Aa1 (6)	$3,312,990
1,000	Marysville Exempted Village School District, Ohio, Certificates of Participation, School Facilities Project, Series 2005, 5.250%, 12/01/21 (Pre-refunded 6/01/15) – NPFG Insured	6/15 at 100.00	N/R (6)	1,038,620
1,885	Marysville Exempted Village School District, Union County, Ohio, General Obligation Bonds, Series 2006, 5.000%, 12/01/25 (Pre-refunded 12/01/15) – AGM Insured	12/15 at 100.00	AA (6)	1,999,457
1,000	Mason City School District, Warren and Butler Counties, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/31 (Pre-refunded 6/01/17)	6/17 at 100.00	Aa1 (6)	1,123,380
1,920	Montgomery County, Ohio, Revenue Bonds, Miami Valley Hospital, Series 2009A, 6.250%, 11/15/39 (Pre-refunded 11/15/14)	11/14 at 100.00	Aa3 (6)	1,944,768
2,680	Newark City School District, Licking County, Ohio, General Obligation Bonds, Series 2005, 5.000%, 12/01/28 (Pre-refunded 12/01/15) – NPFG Insured	12/15 at 100.00	AA– (6)	2,842,730
	Ohio Higher Educational Facilities Commission, Revenue Bonds, Denison University, Series 2004:
480	5.000%, 11/01/21 (Pre-refunded 11/01/14)	11/14 at 100.00	Aa3 (6)	484,051
935	5.000%, 11/01/21 (Pre-refunded 11/01/14)	11/14 at 100.00	AA (6)	942,891
1,320	Ohio Higher Educational Facilities Commission, Revenue Bonds, University of Dayton, Series 2004, 5.000%, 12/01/25 (Pre-refunded 12/01/14) – AMBAC Insured	12/14 at 100.00	A (6)	1,336,540
1,595	Ohio State Building Authority, State Facilities Bonds, Administrative Building Fund Projects, Series 2005A, 5.000%, 4/01/25 (Pre-refunded 4/01/15) – AGM Insured	4/15 at 100.00	AA (6)	1,640,713
2,000	Ohio State Building Authority, State Facilities Bonds, Adult Correctional Building Fund Project, Series 2005A, 5.000%, 4/01/23 (Pre-refunded 4/01/15) – AGM Insured	4/15 at 100.00	AA (6)	2,057,320
3,850	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, University Hospitals Health System, Series 2009, 6.750%, 1/15/39 (Pre-refunded 1/15/15)	1/15 at 100.00	A (6)	3,946,289
1,220	Ohio Water Development Authority, Revenue Bonds, Drinking Water Assistance Fund, State Match, Series 2008, 5.000%, 6/01/28 (Pre-refunded 6/01/18) – AGM Insured	6/18 at 100.00	AAA	1,412,370
	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Water Quality Project, Series 2005B:
1,225	5.000%, 6/01/25 (Pre-refunded 6/01/15)	6/15 at 100.00	AAA	1,270,190
275	5.000%, 6/01/25 (Pre-refunded 6/01/15)	6/15 at 100.00	AAA	285,145
1,510	Painesville City School District, Ohio, General Obligation Bonds, Series 2004, 5.000%, 12/01/22 (Pre-refunded 12/01/14) – FGIC Insured	12/14 at 100.00	AA– (6)	1,528,966
2,300	Richland County, Ohio, Hospital Revenue Bonds, MidCentral Health System Group, Series 2006, 5.250%, 11/15/36 (Pre-refunded 11/15/16)	11/16 at 100.00	A– (6)	2,541,799
1,345	Troy City School District, Miami County, Ohio, General Obligation Bonds, Series 2005, 5.000%, 12/01/28 (Pre-refunded 12/01/14) – AGM Insured	12/14 at 100.00	Aa2 (6)	1,361,893
42,625	Total U.S. Guaranteed			44,762,791
	Utilities – 4.9% (3.4% of Total Investments)
	American Municipal Power Ohio Inc., General Revenue Bonds, Prairie State Energy Campus Project Series 2008A:
50	5.000%, 2/15/38 – AGC Insured	2/18 at 100.00	AA	54,779
5,000	5.250%, 2/15/43	2/18 at 100.00	A1	5,512,350
	Cleveland, Ohio, Public Power System Revenue Bonds, Series 2008B:
2,000	0.000%, 11/15/28 – NPFG Insured	No Opt. Call	AA–	1,164,880
6,895	0.000%, 11/15/32 – NPFG Insured	No Opt. Call	AA–	3,143,431
2,155	0.000%, 11/15/34 – NPFG Insured	No Opt. Call	AA–	895,941
1,500	Ohio Air Quality Development Authority, Air Quality Revenue Refunding Bonds, Columbus Southern Power Company Project, Series 2009B, 5.800%, 12/01/38	12/19 at 100.00	Baa1	1,646,325
2,025	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	2,291,915
950	Ohio Municipal Electric Generation Agency, Beneficial Interest Certificates, Belleville Hydroelectric Project – Joint Venture 5, Series 2001, 0.000%, 2/15/29 – NPFG Insured	No Opt. Call	AA–	559,075
20,575	Total Utilities			15,268,696

Nuveen Investments	43

NUO	Nuveen Ohio Quality Income Municipal Fund
	Portfolio of Investments (continued)	August 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer – 11.5% (7.8% of Total Investments)
$8,150	Cincinnati, Ohio, Water System Revenue Bonds, Series 2012A, 5.000%, 12/01/37	12/21 at 100.00	AAA	$9,376,737
865	City of Marysville, Ohio, Water System Mortgage Revenue Bonds, Series 2007, 5.000%, 12/01/32 – AMBAC Insured	12/17 at 100.00	A1	951,033
	Cleveland, Ohio, Water Revenue Bonds, Second Lien Series 2012A:
2,500	5.000%, 1/01/25	1/22 at 100.00	Aa2	2,950,575
1,975	5.000%, 1/01/26	1/22 at 100.00	Aa2	2,317,860
2,035	Cleveland, Ohio, Water Revenue Bonds, Senior Lien Series 2012X, 5.000%, 1/01/42	1/22 at 100.00	Aa1	2,266,481
1,020	Cleveland, Ohio, Waterworks First Mortgage Revenue Refunding and Improvement Bonds, Series 1993G, 5.500%, 1/01/21 – NPFG Insured	No Opt. Call	Aa1	1,189,340
1,220	Hamilton, Ohio, Wastewater System Revenue Bonds, Series 2005, 5.250%, 10/01/22 – AGM Insured	10/15 at 100.00	A1	1,283,330
2,025	Ironton, Ohio, Sewer System Improvement Revenue Bonds, Series 2011, 5.250%, 12/01/40 – AGM Insured	12/20 at 100.00	A2	2,224,220
1,670	Marysville, Ohio, Wastewater Treatment System Revenue Bonds, Series 2006, 5.250%, 12/01/24 – SYNCORA GTY Insured	12/16 at 100.00	A–	1,835,564
225	Marysville, Ohio, Wastewater Treatment System Revenue Bonds, Series 2007, 5.000%, 12/01/37 – SYNCORA GTY Insured	12/17 at 100.00	A–	246,931
2,000	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Series 2013, 5.000%, 11/15/38	5/23 at 100.00	AA+	2,280,680
4,000	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Series 2014, 5.000%, 12/01/23	No Opt. Call	AAA	5,009,840
	Toledo, Ohio, Sewerage System Revenue Bonds, Refunding Series 2013:
820	5.000%, 11/15/25	11/23 at 100.00	Aa3	966,739
605	5.000%, 11/15/26	11/23 at 100.00	Aa3	705,841
1,075	5.000%, 11/15/27	11/23 at 100.00	Aa3	1,246,054
695	5.000%, 11/15/28	11/23 at 100.00	Aa3	799,771
30,880	Total Water and Sewer			35,650,996
$441,770	Total Long-Term Investments (cost $421,352,988)			454,178,316
	Variable Rate Demand Preferred Shares, at Liquidation Value – (47.6)% (7)			(148,000,000)
	Other Assets Less Liabilities – 1.6%			4,799,359
	Net Assets Applicable to Common Shares – 100%			$310,977,675

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(7)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 32.6%.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.
44	Nuveen Investments

NTX
Nuveen Texas Quality Income Municipal Fund
	Portfolio of Investments	August 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 143.7% (100.0% of Total Investments)
	MUNICIPAL BONDS – 143.7% (100.0% of Total Investments)
	Consumer Discretionary – 3.1% (2.1% of Total Investments)
	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, First Tier Series 2006A:
$1,450	5.250%, 1/01/18 – SYNCORA GTY Insured	1/17 at 100.00	BBB–	$1,548,006
1,000	5.000%, 1/01/34 – SYNCORA GTY Insured	1/17 at 100.00	BBB–	1,015,360
2,200	San Antonio Convention Center Hotel Finance Corporation, Texas, Contract Revenue Empowerment Zone Bonds, Series 2005A, 5.000%, 7/15/39 – AMBAC Insured (Alternative Minimum Tax)	7/15 at 100.00	BBB	2,207,832
4,650	Total Consumer Discretionary			4,771,198
	Education and Civic Organizations – 13.1% (9.1% of Total Investments)
2,000	Board of Regents, University of Texas System, Financing System Revenue Bonds, Refunding Series 2012B, 5.000%, 8/15/22	No Opt. Call	AAA	2,475,080
	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education Charter School, Series 2013A:
2,000	4.350%, 12/01/42	12/22 at 100.00	BBB–	1,961,580
1,000	4.400%, 12/01/47	12/22 at 100.00	BBB–	971,020
1,000	Danbury Higher Education Authority, Texas, Charter School Revenue Bonds, John H. Wood Jr. Public Charter District, Inspire Academies, Series 2013A, 6.000%, 8/15/28	8/23 at 100.00	BBB–	1,091,870
1,000	Hale Center Education Facilities Corporation, Texas, Revenue Bonds, Wayland Baptist University Project, Improvement and Refunding Series 2010, 5.000%, 3/01/35	3/21 at 100.00	A–	1,074,250
1,000	Harris County Cultural Education Facilities Finance Corporation, Texas, Medical Facilities Revenue Refunding Bonds, Baylor College of Medicine, Series 2012A, 5.000%, 11/15/26	11/22 at 100.00	A–	1,146,630
3,000	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Refunding Bonds, Young Men’s Christian Association of the Greater Houston Area, Series 2013A, 5.000%, 6/01/38	6/23 at 100.00	Baa3	3,195,630
2,000	Laredo Community College District, Webb County, Texas, Combined Fee Revenue Bonds, Series 2010, 5.250%, 8/01/35 – AGM Insured	8/20 at 100.00	AA	2,201,980
2,000	Lone Star College System, Harris, Montgomery and San Jacinto Counties, Texas, Revenue Financing System Bonds, Series 2013, 5.000%, 2/15/36	2/21 at 100.00	AA	2,270,780
200	Newark Cultural Education Facilities Finance Corporation, Texas, Lease Revenue Bonds, A.W. Brown-Fellowship Leadership Academy, Series 2012A, 6.000%, 8/15/42	2/15 at 103.00	BBB–	207,392
	Red River Education Finance Corporation, Texas, Revenue Bonds, Hockaday School, Series 2005:
1,170	5.000%, 5/15/27	5/15 at 100.00	AA	1,206,644
1,230	5.000%, 5/15/28	5/15 at 100.00	AA	1,265,498
1,290	5.000%, 5/15/29	5/15 at 100.00	AA	1,326,288
18,890	Total Education and Civic Organizations			20,394,642
	Energy – 1.3% (0.9% of Total Investments)
2,000	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1995, 4.875%, 5/01/25 (Alternative Minimum Tax)	10/22 at 100.00	BB+	2,073,220
	Health Care – 11.5% (8.0% of Total Investments)
1,000	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Refunding Series 2013A, 5.000%, 12/01/35	12/22 at 100.00	A+	1,094,680
1,350	Harrison County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Good Shepherd Health System, Refunding Series 2010, 5.250%, 7/01/28	7/20 at 100.00	BB+	1,386,059
1,000	Lufkin Health Facilities Development Corporation, Texas, Health System Revenue Bonds, Memorial Health System of East Texas, Series 2007, 5.500%, 2/15/32	2/17 at 100.00	BBB–	1,063,860
2,000	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds, Children’s Medical Center Dallas Project, Series 2009, 5.750%, 8/15/39	8/19 at 100.00	AA	2,246,360
885	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds, Children’s Medical Center Dallas Project, Series 2012, 5.000%, 8/15/32	8/22 at 100.00	AA	991,457

Nuveen Investments	45

NTX	Nuveen Texas Quality Income Municipal Fund
	Portfolio of Investments (continued)	August 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$515	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Hendrick Medical Center, Series 2013, 5.125%, 9/01/33	9/23 at 100.00	A2	$558,857
1,250	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2010, 5.250%, 8/15/40	8/20 at 100.00	Aa3	1,352,088
1,590	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Christus Health, Refunding Series 2008A, 6.500%, 7/01/37 – AGC Insured	1/19 at 100.00	AA	1,801,931
2,500	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources, Series 2007B, 5.000%, 11/15/42	11/17 at 100.00	AA	2,680,000
1,720	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, East Texas Medical Center Regional Healthcare System, Series 2007A, 5.375%, 11/01/37	11/17 at 100.00	Baa2	1,754,744
700	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Mother Frances Hospital Regional Healthcare Center, Series 2007B, 5.000%, 7/01/37	7/17 at 100.00	Baa1	716,310
2,250	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Mother Frances Hospital Regional Healthcare Center, Series 2007, 5.000%, 7/01/33	7/17 at 100.00	Baa1	2,312,123
16,760	Total Health Care			17,958,469
	Housing/Multifamily – 2.1% (1.5% of Total Investments)
3,000	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing College Station I LLC – Texas A&M University Project, Series 2014A, 5.000%, 4/01/46 – AGM Insured	4/24 at 100.00	AA	3,255,390
	Long-Term Care – 1.0% (0.7% of Total Investments)
	Bexar County, Texas, Health Facilities Development Corporation Revenue Bonds, Army Retirement Residence, Series 2007:
865	5.000%, 7/01/27	7/17 at 100.00	BBB	890,059
600	5.000%, 7/01/37	7/17 at 100.00	BBB	607,554
1,465	Total Long-Term Care			1,497,613
	Tax Obligation/General – 26.5% (18.4% of Total Investments)
650	Bexar County, Texas, General Obligation Bonds, Series 2004, 5.000%, 6/15/19	11/14 at 100.00	Aaa	652,626
400	Calallen Independent School District, Nueces County, Texas, General Obligation Bonds, School Building Series 2008, 5.000%, 2/15/38	2/18 at 100.00	AAA	442,888
1,620	Cameron County, Texas, General Obligation Bonds, State Highway 550 Project, Series 2012, 5.000%, 2/15/32 – AGM Insured	2/22 at 100.00	AA	1,792,336
1,500	College Station, Texas, Certificates of Obligation, Series 2012, 5.000%, 2/15/32	2/21 at 100.00	AA+	1,705,845
1,000	El Paso County Hospital District, Texas, General Obligation Bonds, Refunding Series 2013, 5.000%, 8/15/33	8/23 at 100.00	AA–	1,135,510
1,750	El Paso County, Texas, Certificates of Obligation, Series 2001, 5.000%, 2/15/21 – AGM Insured	No Opt. Call	AA	2,104,498
8,500	Grand Prairie Independent School District, Dallas County, Texas, General Obligation Bonds, Capital Appreciation Refunding Series 2009, 0.000%, 8/15/39	8/18 at 22.64	AA	1,773,270
3,255	Hutto Independent School District, Williamson County, Texas, General Obligation Bonds, Refunding Series 2012A, 0.000%, 8/01/45	8/21 at 100.00	A	562,757
1,360	Jacksonville Independent School District, Cherokee County, Texas, General Obligation Bonds, School Building Series 2014, 5.000%, 2/15/39	2/24 at 100.00	Aaa	1,566,258
1,000	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2008, 0.000%, 8/15/36	8/17 at 33.01	AAA	312,630
365	Lone Star College System, Harris and Montgomery Counties, Texas, General Obligation Bonds, Series 2009, 5.000%, 8/15/34	8/19 at 100.00	AAA	413,341
1,350	Lubbock Independent School District, Lubbock County, Texas, General Obligation Bonds, School Building Series 2013A, 5.000%, 2/15/43	No Opt. Call	AAA	1,536,908
1,750	Martin County Hospital District, Texas, Combination Limited Tax and Revenue Bonds, Series 2011A, 7.250%, 4/01/36	4/21 at 100.00	BBB	1,944,268
	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013:
1,000	5.750%, 12/01/33	12/25 at 100.00	Baa2	1,108,430
1,000	6.125%, 12/01/38	12/25 at 100.00	Baa2	1,108,590

46	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$1,010	Mercedes Independent School District, Hidalgo County, Texas, General Obligation Bonds, Series 2005, 5.000%, 8/15/23	8/15 at 100.00	AAA	$1,056,228
1,500	Montgomery County, Texas, General Obligation Bonds, Refunding Series 2008B, 5.250%, 3/01/32	3/19 at 100.00	AA+	1,711,515
2,000	Plano Independent School District, Collin County, Texas, General Obligation Bonds, Series 2008A, 5.250%, 2/15/34	2/18 at 100.00	Aaa	2,241,160
1,425	Port of Houston Authority, Harris County, Texas, General Obligation Bonds, Series 2010E, 0.000%, 10/01/35	No Opt. Call	AAA	713,084
205	Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue Bonds, Series 2014A, 5.125%, 2/01/39	2/24 at 100.00	Baa2	210,935
	Roma Independent School District, Texas, General Obligation Bonds, Series 2005:
1,110	5.000%, 8/15/22	8/15 at 100.00	AAA	1,160,805
1,165	5.000%, 8/15/23 – AGM Insured	8/15 at 100.00	AAA	1,218,322
2,000	Texas State, General Obligation Bonds, Transportation Commission Highway Improvement Series 2012A, 5.000%, 4/01/42	No Opt. Call	AAA	2,264,560
2,000	Texas State, General Obligation Bonds, Transportation Commission Mobility Fund, Refunding Series 2014, 5.000%, 10/01/34	4/24 at 100.00	AAA	2,363,120
5,000	Texas State, General Obligation Bonds, Transportation Commission Mobility Fund, Series 2006A, 5.000%, 4/01/33 (UB)	4/17 at 100.00	AAA	5,460,400
1,000	Texas State, General Obligation Bonds, Transportation Commission Mobility Fund, Series 2008, 5.000%, 4/01/30 (UB)	4/18 at 100.00	AAA	1,126,980
3,025	Victoria Independent School District, Victoria County, Texas, General Obligation Bonds, School Building Series 2007, 5.000%, 2/15/32	2/17 at 100.00	AAA	3,307,081
	West Texas Independent School District, McLennan and Hill Counties, General Obligation Refunding Bonds, Series 1998:
45	0.000%, 8/15/22	8/15 at 68.26	AAA	29,261
45	0.000%, 8/15/24	8/15 at 61.20	AAA	26,236
	White Settlement Independent School District, Tarrant County, Texas, General Obligation Bonds, Series 2006:
240	0.000%, 8/15/43	8/15 at 23.11	AAA	53,458
240	0.000%, 8/15/44	8/15 at 21.88	AAA	50,580
65	0.000%, 8/15/45	8/15 at 20.76	AAA	12,996
48,575	Total Tax Obligation/General			41,166,876
	Tax Obligation/Limited – 18.3% (12.7% of Total Investments)
1,000	Bexar County, Texas, Venue Project Revenue Bonds, Refunding Series 2010, 5.250%, 8/15/38 – AGM Insured	8/19 at 100.00	AA	1,082,600
7,940	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Senior Lien Refunding Series 2007, 5.000%, 12/01/36 – AMBAC Insured	12/16 at 100.00	AA+	8,551,698
500	Flower Mound, Texas, Special Assessment Revenue Bonds, River Walk Public Improvement District 1, Series 2014, 6.500%, 9/01/36	No Opt. Call	N/R	511,670
1,390	Harris County Metropolitan Transit Authority, Texas, Sales and Use Tax Revenue Bonds, Series 2011A, 5.000%, 11/01/41	11/21 at 100.00	AA+	1,566,613
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H:
300	0.000%, 11/15/24 – NPFG Insured	No Opt. Call	AA–	182,724
210	0.000%, 11/15/32 – NPFG Insured	11/31 at 94.05	AA–	80,073
260	0.000%, 11/15/33	11/31 at 88.44	AA–	91,671
2,045	0.000%, 11/15/34 – NPFG Insured	11/31 at 83.17	AA–	666,793
1,130	0.000%, 11/15/36 – NPFG Insured	11/31 at 73.51	AA–	317,598
4,270	0.000%, 11/15/38 – NPFG Insured	11/31 at 64.91	AA–	1,042,136
2,260	0.000%, 11/15/39 – NPFG Insured	11/31 at 60.98	AA–	513,834
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Senior Lien Series 2001G:
2,250	5.250%, 11/15/22 – NPFG Insured	11/14 at 100.00	AA–	2,252,115
3,440	0.000%, 11/15/41 – NPFG Insured	No Opt. Call	AA–	772,383
1,000	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3, 0.000%, 11/15/33 – NPFG Insured	11/24 at 59.10	AA–	331,270

Nuveen Investments	47

NTX	Nuveen Texas Quality Income Municipal Fund
	Portfolio of Investments (continued)	August 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$1,500	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2011B, 5.000%, 9/01/30	No Opt. Call	A2	$1,561,395
1,015	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2014, 5.000%, 9/01/34	No Opt. Call	A2	1,156,846
1,470	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B, 0.000%, 9/01/32 – AMBAC Insured	No Opt. Call	A2	648,167
250	Little Elm. Texas, Valencia Public Improvement District Phase I Special Assessment Revenue Bonds, Series 2014, 7.150%, 9/01/37	3/18 at 103.00	N/R	261,070
3,000	North Texas Tollway Authority, Special Projects System Revenue Bonds, Current Interest Series 2011D, 5.000%, 9/01/31	9/21 at 100.00	AA+	3,432,600
2,000	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A, 5.500%, 9/01/41	9/21 at 100.00	AA+	2,311,760
1,000	Uptown Development Authority, Houston, Texas, Tax Increment Revenue Bonds, Infrastructure Improvement Facilities, Series 2009, 5.500%, 9/01/29	9/19 at 100.00	BBB	1,089,190
38,230	Total Tax Obligation/Limited			28,424,206
	Transportation – 15.0% (10.4% of Total Investments)
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2010:
2,945	0.000%, 1/01/36	No Opt. Call	Baa2	1,052,190
2,205	0.000%, 1/01/37	No Opt. Call	Baa2	749,083
2,160	0.000%, 1/01/38	No Opt. Call	Baa2	703,728
1,000	0.000%, 1/01/40	No Opt. Call	Baa2	283,090
665	Central Texas Regional Mobility Authority, Revenue Bonds, Subordinate Lien Refunding Series 2013, 5.000%, 1/01/42	1/23 at 100.00	Baa3	692,797
1,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2010A, 5.000%, 11/01/42	11/20 at 100.00	A+	1,087,490
1,165	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2012B, 5.000%, 11/01/35	11/20 at 100.00	A+	1,282,653
1,670	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, First Tier Series 2013A, 5.125%, 10/01/43	10/23 at 100.00	BBB+	1,813,921
1,165	Harris County, Texas, Toll Road Senior Lien Revenue Refunding Bonds, Series 2012C, 5.000%, 8/15/31	No Opt. Call	AA	1,332,003
2,000	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 2012A, 5.000%, 7/01/31 (Alternative Minimum Tax)	7/22 at 100.00	A+	2,188,960
3,000	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company, Series 2010, 5.250%, 11/01/40	11/20 at 100.00	Baa2	3,189,480
395	North Texas Tollway Authority, First Tier System Revenue Refunding Bonds, Series 2008A, 5.750%, 1/01/40	1/18 at 100.00	A2	442,803
	North Texas Tollway Authority, First Tier System Revenue Refunding Bonds, Series 2008B:
325	5.750%, 1/01/40	1/18 at 100.00	A2	364,332
225	5.750%, 1/01/40 – NPFG Insured	1/18 at 100.00	AA–	252,230
2,500	North Texas Tollway Authority, First Tier System Revenue Refunding Bonds, Series 2008D, 0.000%, 1/01/36 – AGC Insured	No Opt. Call	AA	991,775
950	North Texas Tollway Authority, Second Tier System Revenue Refunding Bonds, Series 2008F, 5.750%, 1/01/38	1/18 at 100.00	A3	1,059,098
	North Texas Tollway Authority, System Revenue Bonds, First Tier Series 2009A:
100	6.100%, 1/01/28	1/19 at 100.00	A2	117,570
2,000	6.250%, 1/01/39	1/19 at 100.00	A2	2,329,320
2,500	San Antonio, Texas, Airport System Revenue Bonds, Refunding Series 2012, 5.000%, 7/01/27 (Alternative Minimum Tax)	7/22 at 100.00	A+	2,840,350
1,250	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A, 0.000%, 8/15/29 – AMBAC Insured	11/14 at 100.00	A–	513,725
29,220	Total Transportation			23,286,598

48	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed – 19.6% (13.7% of Total Investments) (4)
$2,000	Borger Independent School District, Hutchison County, Texas, General Obligation Bonds, Series 2006, 5.000%, 2/15/36 (Pre-refunded 2/15/16)	2/16 at 100.00	AAA	$2,137,620
3,455	Brownsville, Texas, Utility System Priority Revenue Bonds, Series 2005A, 5.000%, 9/01/27 (Pre-refunded 9/01/15) – AMBAC Insured	9/15 at 100.00	A2 (4)	3,623,224
1,190	Canutillo Independent School District, El Paso County, Texas, General Obligation Bonds, Series 2006A, 5.000%, 8/15/22 (Pre-refunded 8/15/15)	8/15 at 100.00	AAA	1,245,680
3,260	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2005, 5.000%, 1/01/22 (Pre-refunded 1/01/15) – FGIC Insured	1/15 at 100.00	AA– (4)	3,313,823
3,615	Frisco, Texas, General Obligation Bonds, Series 2006, 5.000%, 2/15/26 (Pre-refunded 2/15/16) – FGIC Insured	2/16 at 100.00	AA+ (4)	3,864,869
5,000	Houston, Texas, General Obligation Bonds, Series 2005E, 5.000%, 3/01/23 (Pre-refunded 3/01/15) – AMBAC Insured	3/15 at 100.00	AA+ (4)	5,123,050
	Lower Colorado River Authority, Texas, Revenue Bonds, Series 2008:
40	5.750%, 5/15/37 (Pre-refunded 5/15/15)	5/15 at 100.00	A1 (4)	41,588
1,785	5.750%, 5/15/37 (Pre-refunded 5/15/15)	5/15 at 100.00	A1 (4)	1,856,632
25	Lower Colorado River Authority, Texas, Revenue Bonds, Series 2008, 5.750%, 5/15/37 (Pre-refunded 5/15/15)	5/15 at 100.00	A1 (4)	25,992
25	Lower Colorado River Authority, Texas, Revenue Refunding Bonds, Series 2012B, 5.000%, 5/15/29 (Pre-refunded 5/15/22)	5/22 at 100.00	N/R (4)	30,689
3,580	Midlothian Independent School District, Ellis County, Texas, General Obligation Bonds, Series 2005, 5.000%, 2/15/34 (Pre-refunded 2/15/15)	2/15 at 100.00	N/R (4)	3,660,729
1,000	North Central Texas Health Facilities Development Corporation, Hospital Revenue Bonds, Presbyterian Healthcare System, Series 1996A, 5.750%, 6/01/26 – NPFG Insured (ETM)	No Opt. Call	Aaa	1,251,610
2,500	Retama Development Corporation, Texas, Special Facilities Revenue Bonds, Retama Park Racetrack, Series 1993, 8.750%, 12/15/18 (Pre-refunded 12/15/17)	12/17 at 100.00	Aaa	3,154,600
410	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Christus Health, Refunding Series 2008A, 6.500%, 7/01/37 (Pre-refunded 1/01/19) – AGC Insured	1/19 at 100.00	AA (4)	510,647
	White Settlement Independent School District, Tarrant County, Texas, General Obligation Bonds, Series 2006:
1,260	0.000%, 8/15/43 (Pre-refunded 8/15/15)	8/15 at 23.11	N/R (4)	290,783
1,260	0.000%, 8/15/44 (Pre-refunded 8/15/15)	8/15 at 21.88	N/R (4)	275,184
360	0.000%, 8/15/45 (Pre-refunded 8/15/15)	8/15 at 20.76	N/R (4)	74,610
30,765	Total U.S. Guaranteed			30,481,330
	Utilities – 16.2% (11.3% of Total Investments)
3,000	Austin, Texas, Electric Utility System Revenue Refunding Bonds, Series 2012A, 5.000%, 11/15/40	No Opt. Call	AA–	3,306,210
2,560	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 1999C, 7.700%, 3/01/32 (Alternative Minimum Tax) (5)	11/14 at 100.00	C	236,800
1,545	Brownsville, Texas, Utility System Priority Revenue Bonds, Series 2005A, 5.000%, 9/01/27 – AMBAC Insured	9/15 at 100.00	A+	1,609,612
2,000	Bryan, Brazos County, Texas, Electric System Revenue Bonds, Series 2009, 5.000%, 7/01/34	7/17 at 100.00	A+	2,180,380
3,000	Lower Colorado River Authority, Texas, Refunding Revenue Bonds, Series 2010A, 5.000%, 5/15/40	5/20 at 100.00	A1	3,190,230
150	Lower Colorado River Authority, Texas, Revenue Bonds, Series 2008, 5.750%, 5/15/37	5/15 at 100.00	A1	154,710
1,975	Lower Colorado River Authority, Texas, Revenue Refunding Bonds, Series 2012B, 5.000%, 5/15/29	5/22 at 100.00	A1	2,258,926
1,150	Lower Colorado River Authority, Texas, Revenue Refunding Bonds, Series 2012A, 5.000%, 5/15/36	5/22 at 100.00	A	1,275,891
1,500	Matagorda County Navigation District Number One, Texas, Pollution Control Revenue Refunding	7/19 at 102.00	Baa1	1,728,540
	Bonds, Central Power and Light Company Project, Series 2009A, 6.300%, 11/01/29
1,000	Sam Rayburn Municipal Power Agency, Texas, Power Supply System Revenue Refunding Bonds, Series 2012, 5.000%, 10/01/20	No Opt. Call	BBB+	1,168,340
	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior Lien Series 2008D:
985	5.625%, 12/15/17	No Opt. Call	A–	1,079,432
3,000	6.250%, 12/15/26	No Opt. Call	A–	3,723,060

Nuveen Investments	49

NTX	Nuveen Texas Quality Income Municipal Fund
	Portfolio of Investments (continued)	August 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$1,000	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Series 2006A, 5.250%, 12/15/20	No Opt. Call	A–	$1,164,270
	Texas Municipal Power Agency, Revenue Bonds, Transmission Refunding Series 2010:
640	5.000%, 9/01/34	9/20 at 100.00	A+	697,562
1,000	5.000%, 9/01/40	9/20 at 100.00	A+	1,081,460
325	Texas State, General Obligation Bonds, Water Utility, Series 2001, 5.250%, 8/01/23	11/14 at 100.00	AAA	326,378
24,830	Total Utilities			25,181,801
	Water and Sewer – 16.0% (11.2% of Total Investments)
1,575	Bell County Water Control Improvement District 1, Texas, Water Revenue Bonds, Series 2014, 5.000%, 7/10/38 – BAM Insured	7/23 at 100.00	AA	1,765,748
2,500	Bexar Metropolitan Water District, Texas, Waterworks System Revenue Bonds, Refunding Series 2010, 5.875%, 5/01/40	5/20 at 100.00	A+	2,820,050
2,500	Canadian River Municipal Water Authority, Texas, Contract Revenue Bonds, Conjunctive Use Groundwater Supply Project, Subordinate Lien Series 2011, 5.000%, 2/15/31	2/21 at 100.00	AA	2,829,125
	Coastal Water Authority, Texas, Contract Revenue Bonds, Houston Water Projects, Series 2004:
1,005	5.000%, 12/15/20 – FGIC Insured	12/14 at 100.00	AA	1,013,000
1,030	5.000%, 12/15/21 – FGIC Insured	12/14 at 100.00	AA	1,037,484
2,000	Corpus Christi, Texas, Utility System Revenue Bonds, Improvement Junior Lien Series 2013, 5.000%, 7/15/43	7/23 at 100.00	A1	2,184,836
1,000	El Paso, Texas, Water and Sewer Revenue Bonds, Refunding Series 2008C, 5.375%, 3/01/29	3/18 at 100.00	AA+	1,142,427
2,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Refunding Series 2012D, 5.000%, 11/15/42	11/22 at 100.00	AA	2,251,140
	Irving, Texas, Waterworks and Sewerage Revenue Bonds, Subordinate Lien Series 2004:
100	5.000%, 8/15/22 – AMBAC Insured	11/14 at 100.00	Aa1	100,404
105	5.000%, 8/15/23 – AMBAC Insured	11/14 at 100.00	Aa1	105,424
4,000	Laredo, Webb County, Texas, Waterworks and Sewer System Revenue Bonds, Series 2010, 5.250%, 3/01/40	3/20 at 100.00	AA–	4,645,320
710	North Fort Bend Water Authority, Texas, Water System Revenue Bonds, Series 2011, 5.000%, 12/15/36 – AGM Insured	12/21 at 100.00	AA	775,377
3,860	North Harris County Regional Water Authority, Texas, Water Revenue Bonds, Senior Lien Refunding Series 2013, 5.000%, 12/15/33	12/22 at 100.00	A+	4,301,430
22,385	Total Water and Sewer			24,971,765
$240,770	Total Long-Term Investments (cost $207,972,417)			223,463,108
	Floating Rate Obligations – (2.5)%			(3,960,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (45.6)% (6)			(70,920,000)
	Other Assets Less Liabilities – 4.4%			6,947,071
	Net Assets Applicable to Common Shares – 100%			$155,530,179

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 31.7%.
(ETM)	Escrowed to maturity.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

50	Nuveen Investments

Statement of
	Assets and Liabilities	August 31, 2014 (Unaudited)

	Arizona		Michigan		Ohio		Texas
	Premium		Quality		Quality		Quality
	Income		Income		Income		Income
	(NAZ	)	(NUM	)	(NUO	)	(NTX	)
Assets
Long-term investments, at value (cost $231,397,014, $453,559,910, $421,352,988 and $207,972,417, respectively)	$250,103,554		$484,723,239		$454,178,316		$223,463,108
Cash	1,109,306		—		950,102		2,434,732
Receivable for:
Interest	2,526,523		6,259,041		5,188,685		2,451,854
Investments sold	—		4,708,584		—		2,541,717
Deferred offering costs	109,992		171,004		285,827		370,720
Other assets	3,428		36,730		122,086		8,656
Total assets	253,852,803		495,898,598		460,725,016		231,270,787
Liabilities
Cash overdraft	—		170,801		—		—
Floating rate obligations	2,755,000		6,625,000		—		3,960,000
Payable for:
Common share dividends	748,449		1,428,710		1,351,678		530,960
Interest	67,226		135,302		—		135,930
Investments purchased	—		2,829,722		—		—
Offering costs	—		—		2,830		—
MuniFund Term Preferred (“MTP”) Shares, at liquidation value	—		—		—		70,920,000
Variable Rate MuniFund Term Preferred (“VMTP”) Shares, at liquidation value	79,000,000		159,000,000		—		—
Variable Rate Demand Preferred (“VRDP”) Shares, at liquidation value	—		—		148,000,000		—
Accrued expenses:
Management fees	134,698		248,341		241,227		118,484
Trustees fees	2,678		35,021		8,936		2,423
Other	233,168		111,319		142,670		72,811
Total liabilities	82,941,219		170,584,216		149,747,341		75,740,608
Net assets applicable to common shares	$170,911,584		$325,314,382		$310,977,675		$155,530,179
Common shares outstanding	11,563,886		20,833,387		18,521,955		10,027,210
Net asset value (“NAV”) per common share outstanding	$14.78		$15.62		$16.79		$15.51
Net assets applicable to common shares consist of:
Common shares, $.01 par value per share	$115,639		$208,334		$185,220		$100,272
Paid-in surplus	157,968,038		295,641,567		281,145,225		142,178,030
Undistributed (Over-distribution of) net investment income	1,666,069		1,357,316		1,555,658		33,348
Accumulated net realized gain (loss)	(7,544,702)		(3,056,164)		(4,733,756)		(2,272,162)
Net unrealized appreciation (depreciation)	18,706,540		31,163,329		32,825,328		15,490,691
Net assets applicable to common shares	$170,911,584		$325,314,382		$310,977,675		$155,530,179
Authorized shares:
Common	Unlimited		Unlimited		Unlimited		Unlimited
Preferred	Unlimited		Unlimited		Unlimited		Unlimited

See accompanying notes to financial statements.

Nuveen Investments	51

Statement of
	Operations	Six Months Ended August 31, 2014 (Unaudited)

	Arizona		Michigan		Ohio		Texas
	Premium		Quality		Quality		Quality
	Income		Income		Income		Income
	(NAZ	)	(NUM	)	(NUO	)	(NTX	)
Investment Income	$5,936,087		$10,996,794		$10,637,822		$4,866,487
Expenses
Management fees	793,413		1,461,684		1,436,979		697,081
Shareholder servicing agent fees and expenses	7,472		16,747		8,976		12,022
Interest expense and amortization of offering costs	432,670		860,855		131,381		970,801
Liquidity fees	—		—		693,395		—
Remarketing fees	—		—		75,644		—
Custodian fees and expenses	23,083		40,012		41,681		21,419
Trustees fees and expenses	3,475		6,746		6,408		3,151
Professional fees	28,951		36,315		35,502		19,714
Shareholder reporting expenses	6,415		10,257		216		2,887
Stock exchange listing fees	4,486		4,413		4,483		12,297
Investor relations expenses	14,409		28,315		25,741		13,763
Other expenses	10,867		31,738		28,701		20,166
Total expenses	1,325,241		2,497,082		2,489,107		1,773,301
Net investment income (loss)	4,610,846		8,499,712		8,148,715		3,093,186
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(264,349)		984,969		612,015		(75,199)
Change in net unrealized appreciation (depreciation) of investments	7,497,991		12,899,339		14,439,711		7,421,405
Net realized and unrealized gain (loss)	7,233,642		13,884,308		15,051,726		7,346,206
Net increase (decrease) in net assets applicable to common shares from operations	$11,844,488		$22,384,020		$23,200,441		$10,439,392

See accompanying notes to financial statements.

52	Nuveen Investments

Statement of
Changes in Net Assets (Unaudited)

	Arizona Premium Income (NAZ)		Michigan Quality Income (NUM)
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	8/31/14	2/28/14	8/31/14	2/28/14
Operations
Net investment income (loss)	$4,610,846	$7,523,999	$8,499,712	$16,610,547
Net realized gain (loss) from investments	(264,349)	(3,227,541)	984,969	(820,048)
Change in net unrealized appreciation (depreciation) of investments	7,497,991	(10,251,936)	12,899,339	(25,818,635)
Net increase (decrease) in net assets applicable to common shares from operations	11,844,488	(5,955,478)	22,384,020	(10,028,136)
Distributions to Common Shareholders
From net investment income	(4,567,734)	(8,031,653)	(9,250,024)	(18,540,700)
Decrease in net assets applicable to common shares from distributions to common shareholders	(4,567,734)	(8,031,653)	(9,250,024)	(18,540,700)
Capital Share Transactions
Common shares:
Issued in the reorganizations	—	108,375,032	—	—
Proceeds from shelf offering, net of offering costs	—	—	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	10,916	—	—
Repurchased and retired	—	—	—	(307,413)
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	108,385,948	—	(307,413)
Net increase (decrease) in net assets applicable to common shares	7,276,754	94,398,817	13,133,996	(28,876,249)
Net assets applicable to common shares at the beginning of period	163,634,830	69,236,013	312,180,386	341,056,635
Net assets applicable to common shares at the end of period	$170,911,584	$163,634,830	$325,314,382	$312,180,386
Undistributed (Over-distribution of) net investment income at the end of period	$1,666,069	$1,622,957	$1,357,316	$2,107,628

See accompanying notes to financial statements.

Nuveen Investments	53

Statement of Changes in Net Assets (Unaudited) (continued)

	Ohio Quality Income (NUO)		Texas Quality Income (NTX)
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	8/31/14	2/28/14	8/31/14	2/28/14
Operations
Net investment income (loss)	$8,148,715	$15,293,800	$3,093,186	$6,615,658
Net realized gain (loss) from investments	612,015	(1,711,699)	(75,199)	341,993
Change in net unrealized appreciation (depreciation) of investments	14,439,711	(25,667,636)	7,421,405	(10,506,722)
Net increase (decrease) in net assets applicable to common shares from operations	23,200,441	(12,085,535)	10,439,392	(3,549,071)
Distributions to Common Shareholders
From net investment income	(8,890,538)	(16,998,251)	(3,489,469)	(6,982,757)
Decrease in net assets applicable to common shares from distributions to common shareholders	(8,890,538)	(16,998,251)	(3,489,469)	(6,982,757)
Capital Share Transactions
Common shares:
Issued in the reorganizations	—	152,721,496	—	—
Proceeds from shelf offering, net of offering costs	—	—	—	156,238
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	131,761	—	35,861
Repurchased and retired	—	—	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	152,853,257	—	192,099
Net increase (decrease) in net assets applicable to common shares	14,309,903	123,769,471	6,949,923	(10,339,729)
Net assets applicable to common shares at the beginning of period	296,667,772	172,898,301	148,580,256	158,919,985
Net assets applicable to common shares at the end of period	$310,977,675	$296,667,772	$155,530,179	$148,580,256
Undistributed (Over-distribution of) net investment income at the end of period	$1,555,658	$2,297,481	$33,348	$429,631

See accompanying notes to financial statements.

54	Nuveen Investments

Statement of
	Cash Flows	Six Months Ended August 31, 2014 (Unaudited)

	Arizona	Michigan	Ohio	Texas
	Premium	Quality	Quality	Quality
	Income	Income	Income	Income
	(NAZ )	(NUM )	(NUO )	(NTX )
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$11,844,488	$22,384,020	$23,200,441	$10,439,392
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(12,370,949)	(44,063,790)	(41,352,754)	(8,564,430)
Proceeds from sales and maturities of investments	10,961,853	44,565,610	47,121,666	14,941,202
Amortization (Accretion) of premiums and discounts, net	378,764	413,712	454,781	135,428
(Increase) Decrease in:
Receivable for interest	(7,446)	78,226	276,833	165,214
Receivable for investments sold	387,273	(4,708,584)	—	(1,281,717)
Other assets	(2,450)	(6,443)	3,298	(7,734)
Increase (Decrease) in:
Payable for interest	7,575	15,246	—	—
Payable for investments purchased	—	2,829,722	(1,969,726)	(3,132,475)
Accrued management fees	15,960	29,505	29,113	14,267
Accrued Trustees fees	24	(1,091)	2,164	39
Accrued other expenses	(31,072)	(36,954)	(31,360)	(18,266)
Net realized (gain) loss from investments	264,349	(984,969)	(612,015)	75,199
Change in net unrealized (appreciation) depreciation of investments	(7,497,991)	(12,899,339)	(14,439,711)	(7,421,405)
Taxes paid on undistributed capital gains	(5,355)	(32)	(612)	(360)
Net cash provided by (used in) operating activities	3,945,023	7,614,839	12,682,118	5,344,354
Cash Flows from Financing Activities:
(Increase) Decrease in deferred offering costs	10,581	(45,794)	4,964	149,263
Increase (Decrease) in:
Cash overdraft	—	170,801	—	—
Floating rate obligations	—	—	(8,625,000)	—
Payable for offering costs	(108,421)	(109,421)	(64,273)	—
Cash distributions paid to common shareholders	(4,556,216)	(9,248,644)	(8,895,639)	(3,488,062)
Net cash provided by (used in) financing activities	(4,654,056)	(9,233,058)	(17,579,948)	(3,338,799)
Net Increase (Decrease) in Cash	(709,033)	(1,618,219)	(4,897,830)	2,005,555
Cash at the beginning of period	1,818,339	1,618,219	5,847,932	429,177
Cash at the end of period	$1,109,306	$—	$950,102	$2,434,732

	Arizona	Michigan	Ohio	Texas
	Premium	Quality	Quality	Quality
	Income	Income	Income	Income
Supplemental Disclosures of Cash Flow Information	(NAZ )	(NUM )	(NUO )	(NTX )
Cash paid for interest (excluding amortization of offering costs)	$403,630	$823,051	$126,417	$821,538

See accompanying notes to financial statements.

Nuveen Investments	55

Financial
Highlights (Unaudited)

Selected data for a common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Shareholders (a)	Distributions from Accumulated Net Realized Gains to Auction Rate Preferred Shareholders	(a)	Total	From Net Investment Income to Common Shareholders	From Accumulated Net Realized Gains to Common Shareholders	Total	Discount from Common Shares Repurchased and Retired		Ending Common Share NAV	Ending Market Value
Arizona Premium Income (NAZ)
Year Ended 2/28–2/29:
2015(g)	$14.15	$.40	$.63	$—	$—		$1.03	$(.40)	$—	$(.40)	$—		$14.78	$13.71
2014	15.47	.55	(1.10)	—	—		(.55)	(.77)	—	(.77)	—		14.15	12.79
2013	14.82	.75	.67	—	—		1.42	(.77)	—	(.77)	—		15.47	15.70
2012	13.25	.80	1.54	(.01)	—		2.33	(.76)	—	(.76)	—		14.82	14.61
2011(f)	13.99	.49	(.77)	(.02)	—		(.30)	(.44)	—	(.44)	—		13.25	12.32
Year Ended 7/31:
2010	12.92	.84	.96	(.03)	—		1.77	(.70)	—	(.70)	—		13.99	13.34
2009	13.00	.85	(.16)	(.13)	—		.56	(.64)	—	(.64)	—		12.92	12.29

Michigan Quality Income (NUM)
Year Ended 2/28–2/29:
2015(g)	14.98	.41	.67	—	—		1.08	(.44)	—	(.44)	—		15.62	14.07
2014	16.35	.80	(1.28)	—	—		(.48)	(.89)	—	(.89)	—	*	14.98	13.45
2013	15.95	.74	.55	—	—		1.29	(.89)	—	(.89)	—		16.35	15.62
2012	14.18	.89	1.75	(.01)	—		2.63	(.86)	—	(.86)	—	*	15.95	15.40
2011	14.79	.94	(.69)	(.03)	—		.22	(.83)	—	(.83)	—	*	14.18	12.75
2010	13.55	.93	1.06	(.04)	—		1.95	(.73)	—	(.73)	.02		14.79	12.94

(a)	The amounts shown are based on common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

*	Rounds to less than $.01 per share.

56	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares(c)
Based on Common Share NAV (b)	Based on Market Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(d)	Net Investment Income (Loss)		Portfolio Turnover Rate	(e)

7.33%	10.35%	$170,912	1.57	%**	5.48	%**	4%
(3.40)	(13.52)	163,635	2.47		4.93		14
9.77	13.02	69,236	1.80		4.94		10
18.08	25.48	66,268	1.52		5.73		7
(2.23)	(4.55)	59,256	1.19	**	6.11	**	5
13.94	14.47	62,549	1.21		6.13		8
4.73	(2.61)	57,755	1.33		7.01		25

7.33	7.96	325,314	1.56	**	5.31	**	9
(2.76)	(8.00)	312,180	1.95		5.32		15
8.27	7.30	341,057	1.84		5.09		12
19.11	28.44	184,270	1.56		5.97		14
1.39	4.69	163,876	1.18		6.37		6
14.83	29.40	170,983	1.24		6.50		9

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred Shares (“ARPS”), MTP Shares and/or VMTP Shares, where applicable.

(d)
The expense ratios reflect, among other things, all interest expense and other costs related to MTP Shares, VMTP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Note 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares and Variable Rate MuniFund Term Preferred Shares and Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities, respectively, as follows:

Arizona Premium Income (NAZ)
Year Ended 2/28–2/29:
2015(g)	.51	%**
2014	1.32
2013	.57
2012	.35
2011(f)	—
Year Ended 7/31:
2010	—
2009	—

Michigan Quality Income (NUM)
Year Ended 2/28–2/29:
2015(g)	.54	%**
2014	.84
2013	.70
2012	.46
2011	.02
2010	.02

(e)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(f)	For the seven months ended February 28, 2011.
(g)	For the six months ended August 31, 2014.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	57

Financial Highlights (Unaudited) (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Shareholders (a)	Distributions from Accumulated Net Realized Gains to Auction Rate Preferred Shareholders	(a)	Total	From Net Investment Income to Common Shareholders	From Accumulated Net Realized Gains to Common Shareholders	Total	Shelf Offering Costs		Premium from Common Shares Sold through Shelf Offering		Ending Common Share NAV	Ending Market Value
Ohio Quality Income (NUO)
Year Ended 2/28–2/29:
2015(g)	$16.02	$.44	$.81	$—	$—		$1.25	$(.48)	$—	$(.48)	$—		$—		$16.79	$15.77
2014	17.64	.76	(1.39)	—	—		(.63)	(.99)	—	(.99)	—		—		16.02	14.75
2013	17.17	.89	.54	—	—		1.43	(.96)	—	(.96)	—		—		17.64	17.79
2012	15.44	.99	1.68	(.01)	—		2.66	(.93)	—	(.93)	—		—		17.17	16.88
2011	16.15	1.01	(.79)	(.03)	—		.19	(.90)	—	(.90)	—		—		15.44	14.85
2010	14.56	1.01	1.42	(.04)	—		2.39	(.80)	—	(.80)	—		—		16.15	15.58

Texas Quality Income (NTX)
Year Ended 2/28–2/29:
2015(g)	14.82	.31	.73	—	—		1.04	(.35)	—	(.35)	—		—		15.51	14.49
2014	15.87	.66	(1.01)	—	—		(.35)	(.70)	—	(.70)	—	*	—	*	14.82	13.54
2013	15.46	.68	.47	—	—		1.15	(.77)	—	(.77)	(.01)		.04		15.87	16.00
2012	14.12	.75	1.48	—	—		2.23	(.86)	(.03)	(.89)	—		—		15.46	16.31
2011(f)	15.01	.48	(.85)	(.01)	—		(.38)	(.50)	(.01)	(.51)	—		—		14.12	15.19
Year Ended 7/31:
2010	13.84	.94	1.08	(.03)	—	*	1.99	(.81)	(.01)	(.82)	—		—		15.01	16.92
2009	13.98	.94	(.17)	(.13)	(.02)		.62	(.71)	(.05)	(.76)	—		—		13.84	14.78

(a)	The amounts shown are based on common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

*	Rounds to less than $.01 per share.

58	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares(c)
Based on Common Share NAV (b)	Based on Market Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(d)	Net Investment Income (Loss)		Portfolio Turnover Rate	(e)

7.90%	10.23%	$310,978	1.63	%**	5.34	%**	9%
(3.38)	(11.39)	296,668	2.15		5.45		13
8.53	11.27	172,898	1.76		5.14		13
17.73	20.55	167,709	1.50		6.10		10
1.09	.91	150,555	1.14		6.32		14
16.76	27.57	157,439	1.20		6.51		6

7.07	9.67	155,530	2.32	**	4.04	**	4
(2.11)	(11.03)	148,580	2.49		4.46		13
7.80	2.97	158,920	2.38		4.33		12
16.23	13.81	148,222	2.48		5.10		9
(2.61)	(7.15)	134,850	1.92	**	5.69	**	10
14.71	20.92	143,080	1.19		6.42		6
4.80	25.98	131,513	1.27		7.06		10

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS, MTP Shares, VMTP Shares and/or VRDP Shares, where applicable.

(d)
The expense ratios reflect, among other things, all interest expense and other costs related to MTP Shares, VMTP Shares, VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Note 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares, Variable Rate MuniFund Term Preferred Shares and Variable Rate Demand Preferred Shares and Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities, respectively, as follows:

Ohio Quality Income (NUO)
Year Ended 2/28–2/29:
2015(g)	.59	%**
2014	1.05
2013	.61
2012	.40
2011	—
2010	—

Texas Quality Income (NTX)
Year Ended 2/28–2/29:
2015(g)	1.27	%**
2014	1.31
2013	1.27
2012	1.37
2011(f)	.80	**
Year Ended 7/31:
2010	.02
2009	.01

(e)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(f)	For the seven months ended February 28, 2011.
(g)	For the six months ended August 31, 2014.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	59

Financial Highlights (Unaudited) (continued)

	ARPS at the End of Period		MTP Shares at the End of Period (a)		VMTP Shares at the End of Period		MTP and VMTP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $25,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $10 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Asset Coverage Per $1 Liquidation Preference
Arizona Premium Income (NAZ)
Year Ended 2/28–2/29:
2015(c)	$—	$—	$—	$—	$79,000	$316,344	$—
2014	—	—	—	—	79,000	307,133	—
2013	—	—	—	—	28,000	347,271	—
2012	—	—	—	—	28,000	336,672	—
2011(b)	27,875	78,144	—	—	—	—	—
Year Ended 7/31:
2010	27,875	81,097	—	—	—	—	—
2009	27,875	76,798	—	—	—	—	—

Michigan Quality Income (NUM)
Year Ended 2/28–2/29:
2015(c)	—	—	—	—	159,000	304,600	—
2014	—	—	—	—	159,000	296,340	—
2013	—	—	16,313	31.57	141,800	315,704	3.16
2012	—	—	—	—	87,900	309,636	—
2011	87,325	71,915	—	—	—	—	—
2010	87,325	73,950	—	—	—	—	—

(a)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	2015	(c)	2014		2013
Arizona Premium Income (NAZ)
Series 2015 (NAZ PRC)
Ending Market Value per Share	$—		$—		$—
Average Market Value per Share	—		10.02	∆	—
Series 2016 (NAZ PRD)
Ending Market Value per Share	—		—		—
Average Market Value per Share	—		10.11	∆	—

Michigan Quality Income (NUM)
Series 2015 (NUM PRC)
Ending Market Value per Share	—		—		10.08
Average Market Value per Share	—		10.02	∆∆∆	10.06	∆∆

(b)	For the seven months ended February 28, 2011.
(c)	For the six months ended August 31, 2014.
∆	For the period April 8, 2013 (effective date of the reorganizations) through December 20, 2013.
∆∆	For the period January 7, 2013 (effective date of the reorganizations) through February 28, 2013.
∆∆∆	For the period March 1, 2013 through December 20, 2013.

See accompanying notes to financial statements.

60	Nuveen Investments

	ARPS at the End of Period		MTP Shares at the End of Period (a)		VMTP Shares at the End of Period		VRDP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $25,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $10 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share
Ohio Quality Income (NUO)
Year Ended 2/28–2/29:
2015(c)	$—	$—	$—	$—	$—	$—	$148,000	$310,120
2014	—	—	—	—	—	—	148,000	300,451
2013	—	—	—	—	73,500	335,236	—	—
2012	—	—	—	—	73,500	328,176	—	—
2011	73,000	76,560	—	—	—	—	—	—
2010	73,000	78,917	—	—	—	—	—	—

Texas Quality Income (NTX)
Year Ended 2/28–2/29:
2015(c)	—	—	70,920	31.93	—	—	—	—
2014	—	—	70,920	30.95	—	—	—	—
2013	—	—	70,920	32.41	—	—	—	—
2012	—	—	70,920	30.90	—	—	—	—
2011(b)	—	—	70,920	29.01	—	—	—	—
Year Ended 7/31:
2010	65,050	79,988	—	—	—	—	—	—
2009	65,050	75,543	—	—	—	—	—	—

(a)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	2015 (c	)	2014		2013	2012	2011
Ohio Quality Income (NUO)
Series 2014 (NUO PRACL)
Ending Market Value per Share	$—		$—		$—	$—	$—
Average Market Value per Share	—		10.01	Ω	—	—	—
Series 2015 (NUO PRCCL)
Ending Market Value per Share	—		—		—	—	—
Average Market Value per Share	—		10.03	Ω	—	—	—
Series 2016 (NUO PRDCL)
Ending Market Value per Share	—		—		—	—	—
Average Market Value per Share	—		10.06	Ω	—	—	—

Texas Quality Income (NTX)
Series 2015 (NTX PRC)
Ending Market Value per Share	10.02		10.03		10.04	10.05	9.85
Average Market Value per Share	10.04		10.04		10.06	9.97	9.86	ΩΩ

(b)	For the seven months ended February 28, 2011.
(c)	For the six months ended August 31, 2014.
Ω	For the period April 8, 2013 (effective date of the reorganization) through October 7, 2013.
ΩΩ	For the period November 2, 2010 (first issuance date of shares) through February 28, 2011.

See accompanying notes to financial statements.

Nuveen Investments	61

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Fund Information
The state funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen Arizona Premium Income Municipal Fund (NAZ) (“Arizona Premium Income (NAZ)”)
•	Nuveen Michigan Quality Income Municipal Fund (NUM) (“Michigan Quality Income (NUM)”)
•	Nuveen Ohio Quality Income Municipal Fund (NUO) (“Ohio Quality Income (NUO)”)
•	Nuveen Texas Quality Income Municipal Fund (NTX) (“Texas Quality Income (NTX)”)

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified, closed-end registered investment companies. Arizona Premium Income (NAZ), Michigan Quality Income (NUM) and Ohio Quality Income (NUO) were organized as Massachusetts business trusts on April 8, 2013, January 7, 2013 and April 8, 2013, respectively (previously organized as Minnesota trusts on January 23, 1991, July 25, 1991 and October 17, 1991, respectively). Texas Quality Income (NTX) was organized as a Massachusetts business trust on July 26, 1991.

Investment Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Purchase and Sale Agreement
On October 1, 2014, TIAA-CREF, a national financial services organization, completed its previously announced acquisition of Nuveen, the parent company of the Adviser. The transaction has not resulted in any change in the portfolio management of the Funds or in the Funds’ investment objectives or policies.

Because the consummation of the acquisition resulted in the “assignment” (as defined in the Investment Company Act of 1940) and automatic termination of the Funds’ investment management agreements and investment sub-advisory agreements, Fund shareholders were asked to approve new investment management agreements with the Adviser and new investment sub-advisory agreements with each Fund’s sub-adviser. These new agreements were approved by shareholders of each of the Funds, and went into effect on October 1, 2014. The terms of the new agreements, including the fees payable to each Fund’s Adviser and Sub-Adviser, are substantially identical to those of the investment management agreements and investment sub-advisory agreements in place immediately prior to the closing.

Investment Objectives and Principal Investment Strategies
Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories.

Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

62	Nuveen Investments

As of August 31, 2014, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	Arizona		Michigan		Ohio		Texas
	Premium		Quality		Quality		Quality
	Income		Income		Income		Income
	(NAZ	)	(NUM	)	(NUO	)	(NTX	)
Outstanding when-issued/delayed delivery purchase commitments	$—		$2,829,722		$—		$—

Investment Income
Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Common Shareholders
Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Auction Rate Preferred Shares
Each Fund is authorized to issue Auction Rate Preferred Shares (“ARPS”). During prior fiscal periods, the Funds redeemed all of their outstanding ARPS, at liquidation value.

MuniFund Term Preferred Shares
Texas Quality Income (NTX) has issued and outstanding MuniFund Term Preferred (“MTP”) Shares, with a $10 stated par value per share. The Fund’s MTP Shares were issued in one Series and trade on the NYSE.

As of August 31, 2014, the details of Texas Quality Income’s (NTX) MTP Shares outstanding were as follows:

				Shares
				Outstanding
		NYSE	Shares	at $10 Per Share	Annual
Fund	Series	Ticker	Outstanding	Liquidation Value	Dividend Rate
Texas Quality Income (NTX)	2015	NTX PRC	7,092,000	$70,920,000	2.30%

The Fund is obligated to redeem its MTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. MTP Shares are subject to optional and mandatory redemption in certain circumstances. MTP Shares were subject to redemption at the option of the Fund (“Optional Redemption Date”), subject to a payment of premium for one year following the Optional Redemption Date (“Premium Expiration Date”), and at par thereafter. MTP Shares also will be subject to redemption, at the option of the Fund, at par in the event of certain changes in the credit rating of the MTP Shares. The Fund may be obligated to redeem certain of the MTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Premium Expiration Date for the Fund’s series of MTP Shares are as follows:

		NYSE	Term	Optional	Premium
Fund	Series	Ticker	Redemption Date	Redemption Date	Expiration Date
Texas Quality Income (NTX)	2015	NTX PRC	December 1, 2015	December 1, 2011	November 30, 2012

Nuveen Investments	63

Notes to Financial Statements (Unaudited) (continued)

The average liquidation value for all series of MTP Shares outstanding for the Fund during the six months ended August 31, 2014, was as follows:

	Texas
	Quality
	Income
	(NTX	)
Average liquidation value of MTP Shares outstanding	$70,920,000

For financial reporting purposes only, the liquidation value of MTP Shares is recorded as a liability and recognized as “MuniFund Term Preferred (“MTP”) Shares, at liquidation value” on the Statement of Assets and Liabilities. Dividends on MTP Shares, which are recognized as interest expense for financial reporting purposes, are paid monthly at a fixed annual rate, subject to adjustments in certain circumstances. Unpaid dividends on MTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on MTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of MTP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as components of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

Variable Rate MuniFund Term Preferred Shares
The following Funds have issued and outstanding Variable Rate MuniFund Term Preferred (“VMTP”) Shares, with a $100,000 liquidation value per share. VMTP Shares are issued via private placement and are not publically available.

As of August 31, 2014, VMTP Shares outstanding, at liquidation value, for each Fund were as follows:

			Shares
			Outstanding
		Shares	at $100,000 Per Share
Fund	Series	Outstanding	Liquidation Value
Arizona Premium Income (NAZ)	2016	790	$79,000,000
Michigan Quality Income (NUM)	2016	1,590	$159,000,000

Each Fund is obligated to redeem its VMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The VMTP Shares are subject to redemption at the option of each Fund (“Optional Redemption Date”), subject to payment of premium for one year following the date of issuance (“Premium Expiration Date”), and at par thereafter. Each Fund may be obligated to redeem certain of the VMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Premium Expiration Date for each Fund’s series of VMTP Shares are as follows:

		Term	Optional	Premium
Fund	Series	Redemption Date	Redemption Date	Expiration Date
Arizona Premium Income (NAZ)	2016	December 30, 2016	January 1, 2015	December 31, 2014
Michigan Quality Income (NUM)	2016	December 30, 2016	January 1, 2015	December 31, 2014

The average liquidation value of VMTP Shares outstanding and annualized dividend rate for each Fund during the six months ended August 31, 2014, were as follows:

	Arizona		Michigan
	Premium		Quality
	Income		Income
	(NAZ	)	(NUM	)
Average liquidation value of VMTP Shares outstanding	$79,000,000		$159,000,000
Annualized dividend rate	1.01%		1.01%

VMTP Shares generally do not trade, and market quotations are generally not available. VMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount established at the time of issuance. The fair value of VMTP Shares is expected to be approximately their liquidation par value so long as the fixed “spread” on the VMTP Shares remains
64	Nuveen Investments

roughly in line with the “spread” rates being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Funds’ Adviser has determined that the fair value of VMTP Shares is their liquidation value, but their fair value could vary if market conditions change materially. For financial reporting purposes only, the liquidation value of VMTP Shares is recorded as a liability and recognized as “Variable Rate MuniFund Term Preferred (“VMTP”) Shares, at liquidation value” on the Statement of Assets and Liabilities.

Dividends on the VMTP Shares (which are treated as interest payments for financial reporting purposes) are set weekly. Unpaid dividends on VMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on VMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Cost incurred by the Funds in connection with each Fund’s offering of VMTP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as components of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

Variable Rate Demand Preferred Shares
Ohio Quality Income (NUO) has issued and outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation value per share. VRDP Shares are issued via private placement and are not publically available.

As of August 31, 2014, detail for the Fund’s VRDP Shares outstanding are as follows:

			Shares
			Outstanding
		Shares	at $100,000 Per Share
Fund	Series	Outstanding	Liquidation Value	Maturity
Ohio Quality Income (NUO)	1	1,480	$148,000,000	September 1, 2043

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom the Fund has contracted in the event that purchase orders for VRDP Shares in a remarketing are not sufficient in number to be matched with the sale orders in that remarketing. The Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. The Fund pays an annual remarketing fee of .10% on the aggregate principal amount of all VRDP Shares outstanding. The Fund’s VRDP Shares have successfully remarketed since issuance.

Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set weekly at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation value. If remarketings for VRDP Shares are continuously unsuccessful for six months, the maximum rate is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends.

The average liquidation value of VRDP Shares outstanding and annualized dividend rate for the Fund during the six months ended August 31, 2014, were as follows:

	Ohio
	Quality
	Income
	(NUO	)
Average liquidation value of VRDP Shares outstanding	$148,000,000
Annualized dividend rate	0.15%

For financial reporting purposes, the liquidation value of VRDP Shares is a liability and is recognized as “Variable Rate Demand Preferred (“VRDP”) Shares, at liquidation value” on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Fund in connection with its offerings of VRDP Shares were recorded as a deferred charge, which are being amortized over the life of the shares and are recognized as a component of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offerings costs” on the Statement of Operations. In addition to interest expense, the Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees”, respectively, on the Statement of Operations.

Nuveen Investments	65

Notes to Financial Statements (Unaudited) (continued)

Common Shares Equity Shelf Programs and Offering Costs
Texas Quality Income (NTX) filed a registration statement with the Securities and Exchange Commission (“SEC”) authorizing the Fund to issue additional common shares through its ongoing equity shelf program (“Shelf Offering”), which became effective with the SEC during prior fiscal periods.

Under this Shelf Offering, the Fund, subject to market conditions, may raise additional equity capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s net asset value (“NAV”) per common share.

Authorized common shares, common shares issued and offering proceeds, net of offering costs under the Fund’s Shelf Offering during the six months ended August 31, 2014 and fiscal year ended February 28, 2014, were as follows:

	Texas Quality Income (NTX)
	Six Months	Year
	Ended	Ended
	8/31/14	2/28/14
Authorized common shares	950,000	950,000
Common shares issued	—	10,120
Offering proceeds, net of offering costs	$—	$156,238

Costs incurred by the Fund in connection with its Shelf Offering are recorded as a deferred charge and recognized as a component of “Deferred offering costs” on the Statement of Assets and Liabilities. The deferred asset is reduced during the one-year period that additional shares are sold by reducing the proceeds from such sales and is recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. At the end of the one-year life of the Shelf Offering period, any remaining deferred charges will be expensed accordingly and recognized as a component of “Other expenses” on the Statement of Operations. Any additional costs the Fund may incur in connection with its Shelf Offering are expenses as incurred and recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets.

Indemnifications
Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, a Fund manages its cash collateral and securities collateral on a counterparty basis.

As of August 31, 2014, the Funds were not invested in any portfolio securities or derivative that are subject to netting agreements.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.

Investment Valuation
Prices of fixed income securities are provided by a pricing service approved by the Funds’ Board of Trustees (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

66	Nuveen Investments

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board or its designee.

Fair Value Measurements
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Arizona Premium Income (NAZ)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$250,103,554	$—	$250,103,554
Michigan Quality Income (NUM)
Long-Term Investments*:
Municipal Bonds	$—	$484,723,239	$—	$484,723,239
Ohio Quality Income (NUO)
Long-Term Investments*:
Municipal Bonds	$—	$454,178,316	$—	$454,178,316
Texas Quality Income (NTX)
Long-Term Investments*:
Municipal Bonds	$—	$223,463,108	$—	$223,463,108

*  Refer to the Fund’s Portfolio of Investments for industry classifications.

The Board is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

Nuveen Investments	67

Notes to Financial Statements (Unaudited) (continued)

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)
If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”).

An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” The Fund’s Statement of Assets and Liabilities shows only the inverse floaters and not the underlying bonds as an asset, and does not reflect the short-term floating rate certificates as liabilities. Also, the Fund reflects in “Investment Income” only the net amount of earnings on its inverse floater investment (net of the interest paid to the holders of the short-term floating rate certificates and the expenses of the trust), and does not show the amount of that interest paid as an interest expense on the Statement of Operations.

An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust, at their liquidation value, as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying

68	Nuveen Investments

bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the six months ended August 31, 2014, were as follows:

	Arizona		Michigan		Ohio		Texas
	Premium		Quality		Quality		Quality
	Income		Income		Income		Income
	(NAZ	)	(NUM	)	(NUO	)	(NTX	)
Average floating rate obligations outstanding	$2,755,000		$6,625,000		$4,218,750		$3,960,000
Average annual interest rate and fees	0.56%		0.79%		0.57%		0.30%

As of August 31, 2014, the total amount of floating rate obligations issued by each Fund’s self-deposited inverse floaters and externally-deposited inverse floaters was as follows:

	Arizona		Michigan		Ohio		Texas
	Premium		Quality		Quality		Quality
	Income		Income		Income		Income
	(NAZ	)	(NUM	)	(NUO	)	(NTX	)
Floating rate obligations: self-deposited inverse floaters	$2,755,000		$6,625,000		$—		$3,960,000
Floating rate obligations: externally-deposited inverse floaters	14,215,000		8,430,000		23,155,000		—
Total	$16,970,000		$15,055,000		$23,155,000		$3,960,000

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements are referred to herein as “Recourse Trusts”), with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of August 31, 2014, each Fund’s maximum exposure to the floating rate obligations issued by externally-deposited Recourse Trusts was as follows:

	Arizona		Michigan		Ohio		Texas
	Premium		Quality		Quality		Quality
	Income		Income		Income		Income
	(NAZ	)	(NUM	)	(NUO	)	(NTX	)
Maximum exposure to Recourse Trusts	$14,215,000		$8,430,000		$4,480,000		$—

Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives
Each Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments and may do so in the future, they did not make any such investments during the six months ended August 31, 2014.

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Nuveen Investments	69

Notes to Financial Statements (Unaudited) (continued)

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Common Shares
Transactions in common shares were as follows:

	Arizona Premium		Michigan Quality
	Income (NAZ)		Income (NUM)
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	8/31/14	2/28/14	8/31/14	2/28/14
Common shares:
Issued in the reorganizations	—	7,087,734	—	—
Issued to shareholders due to reinvestment of distributions	—	704	—	—
Repurchased and retired	—	—	—	(24,300)
Total	—	7,088,438	—	(24,300)
Weighted average common share:
Price per share repurchased and retired	$—	$—	$—	$12.63
Discount per share repurchased and retired	—	—	—	12.91%

	Ohio Quality		Texas Quality
	Income (NUO)		Income (NTX)
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	8/31/14	2/28/14	8/31/14	2/28/14
Common shares:
Issued in the reorganizations	—	8,710,950	—	—
Sold through shelf offering	—	N/A	—	10,120
Issued to shareholders due to reinvestment of distributions	—	7,507	—	2,256
Total	—	8,718,457	—	12,376
Weighted average common share:
Premium to NAV per shelf offering share sold	N/A	N/A	—%	1.35%

N/A – The Fund is not authorized to issue additional common shares through a shelf offering.

Preferred Shares
Transactions in preferred shares for the Funds during the six months ended August 31, 2014 and fiscal year ended February 28, 2014, where applicable, are noted in the following tables.

Transactions in MTP Shares for the Funds, where applicable, were as follows:

	Year Ended February 28, 2014
		NYSE/
		NYSE MKT
	Series	Ticker	Shares	Amount
Arizona Premium Income (NAZ)
MTP Shares issued in connection with the reorganizations:
	2015	NAZ PRC	2,982,500	$29,825,000
	2016	NAZ PRD	2,084,600	20,846,000
MTP Shares redeemed:
	2015	NAZ PRC	(2,982,500)	(29,825,000)
	2016	NAZ PRD	(2,084,600)	(20,846,000)
Net increase (decrease)			—	$—

70	Nuveen Investments

	Year Ended February 28, 2014
		NYSE/
		NYSE MKT
	Series	Ticker	Shares	Amount
Michigan Quality Income (NUM)
MTP Shares issued in connection with the reorganization	2015	NUM PRC	1,631,300	$16,313,000
MTP Shares redeemed	2015	NUM PRC	(1,631,300)	$(16,313,000)
Net increase (decrease)			—	$—

Ohio Quality Income (NUO)
MTP Shares issued in connection with the reorganizations:
	2014	NUO PRACL	4,271,415	$42,714,150
	2015	NUO PRCCL	1,945,000	19,450,000
	2016	NUO PRDCL	1,165,340	11,653,400
MTP Shares redeemed:
	2014	NUO PRACL	(4,271,415)	(42,714,150)
	2015	NUO PRCCL	(1,945,000)	(19,450,000)
	2016	NUO PRDCL	(1,165,340)	(11,653,400)
Net increase (decrease)			—	$—

Transactions in VMTP Shares for the Funds, where applicable, were as follows:

	Year Ended February 28, 2014
	Series	Shares	Amount
Arizona Premium Income (NAZ)
VMTP Shares issued	2016	790	$79,000,000
VMTP Shares redeemed	2014	(280)	(28,000,000)
Net increase (decrease)		510	$51,000,000

Michigan Quality Income (NUM)
VMTP Shares issued	2016	1,590	$159,000,000
VMTP Shares exchanged	2014	(879)	(87,900,000)
VMTP Shares issued in connection with the reorganization	2014-1	539	$53,900,000
VMTP Shares redeemed	2014-1	(539)	(53,900,000)
Net increase (decrease)		711	$71,100,000

Ohio Quality Income (NUO)
VMTP Shares redeemed	2014	(735)	$(73,500,000)

Transactions in VRDP Shares were as follows:

	Year Ended February 28, 2014
	Series	Shares	Amount
Ohio Quality Income (NUO)
VRDP Shares issued	1	1,480	$148,000,000

Nuveen Investments	71

Notes to Financial Statements (Unaudited) (continued)

5. Investment Transactions
Long-term purchases and sales (including maturities) during the six months ended August 31, 2014, were as follows:

	Arizona		Michigan		Ohio		Texas
	Premium		Quality		Quality		Quality
	Income		Income		Income		Income
	(NAZ	)	(NUM	)	(NUO	)	(NTX	)
Purchases	$12,370,949		$44,063,790		$41,352,754		$8,564,430
Sales and maturities	10,961,853		44,565,610		47,121,666		14,941,202

6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of August 31, 2014, the cost and unrealized appreciation (depreciation) of investments, in securities, as determined on a federal income tax basis, were as follows:

	Arizona		Michigan		Ohio		Texas
	Premium		Quality		Quality		Quality
	Income		Income		Income		Income
	(NAZ	)	(NUM	)	(NUO	)	(NTX	)
Cost of investments	$230,290,296		$447,238,938		$420,832,047		$204,752,482
Gross unrealized:
Appreciation	$19,588,221		$32,582,699		$34,889,120		$18,347,615
Depreciation	(2,529,969)		(1,723,409)		(1,542,851)		(3,596,995)
Net unrealized appreciation (depreciation) of investments	$17,058,252		$30,859,290		$33,346,269		$14,750,620

Permanent differences, primarily due to reorganization adjustments, nondeductible reorganization expenses, federal taxes paid, taxable market discount and nondeductible offering costs, resulted in reclassifications among the Funds’ components of common share net assets as of February 28, 2014, the Funds’ last tax year end, as follows:

	Arizona		Michigan		Ohio		Texas
	Premium		Quality		Quality		Quality
	Income		Income		Income		Income
	(NAZ	)	(NUM	)	(NUO	)	(NTX	)
Paid-in surplus	$449,963		$(690,536)		$364,681		$(295,547)
Undistributed (Over-distribution of) net investment income	801,640		588,645		1,054,936		295,237
Accumulated net realized gain (loss)	(1,251,603)		101,891		(1,419,617)		310

72	Nuveen Investments

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of February 28, 2014, the Funds’ last tax year end, were as follows:

	Arizona		Michigan		Ohio		Texas
	Premium		Quality		Quality		Quality
	Income		Income		Income		Income
	(NAZ	)	(NUM	)	(NUO	)	(NTX	)
Undistributed net tax-exempt income 1	$1,917,327		$3,356,031		$2,845,565		$936,222
Undistributed net ordinary income 2	1,614		2,285		—		12,612
Undistributed net long-term capital gains	—		—		—		—

1	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on February 3, 2014, paid on March 3, 2014.
2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended February 28, 2014 was designated for purposes of the dividends paid deduction as follows:

	Arizona		Michigan		Ohio		Texas
	Premium		Quality		Quality		Quality
	Income		Income		Income		Income
	(NAZ	)	(NUM	)	(NUO	)	(NTX	)
Distributions from net tax-exempt income	$8,799,830		$20,509,116		$17,769,971		$8,638,012
Distributions from net ordinary income 2	23,128		27,103		94,586		4,011
Distributions from net long-term capital gains	—		—		—		—

2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

As of February 28, 2014, the Funds’ last tax year end, the Funds had unused capital loss carryforwards available for federal tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	Arizona		Michigan		Ohio		Texas
	Premium		Quality		Quality		Quality
	Income		Income		Income		Income
	(NAZ	)3	(NUM	)3	(NUO	)3	(NTX	)
Expiration:
February 28, 2015	$363,937		$—		$—		$—
February 29, 2016	615,885		44,485		409,892		—
February 28, 2017	828,959		1,222,403		903,331		—
February 28, 2018	43,720		1,385,653		857,567		—
February 28, 2019	—		—		1,468,286		—
Not subject to expiration	1,870,251		258,431		1,544,468		1,226,337
Total	$3,722,752		$2,910,972		$5,183,634		$1,226,337

3
A portion of Arizona Premium Income’s (NAZ), Michigan Quality Income’s (NUM) and Ohio Quality Income’s (NUO) capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

During the Funds’ last tax year ended February 28, 2014, the following Fund utilized capital loss carryforwards as follows:

	Texas
	Quality
	Income
	(NTX	)
Utilized capital loss carryforwards	$342,303

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The following Funds have elected to defer losses as follows:

	Arizona		Michigan
	Premium		Quality
	Income		Income
	(NAZ	)	(NUM	)
Post-October capital losses 4	$1,441,358		$462,413
Late-year ordinary losses 5	—		—

4	Capital losses incurred from November 1, 2013 through February 28, 2014, the Funds’ last tax year end.
5	Ordinary losses incurred from January 1, 2014 through February 28, 2014 and specified losses incurred from November 1, 2013 through February 28, 2014.

Nuveen Investments	73

Notes to Financial Statements (Unaudited) (continued)

7. Management Fees and Other Transactions with Affiliates
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser. The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3875
For managed assets over $5 billion	0.3750

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of August 31, 2014, the complex-level fee rate for these Funds was 0.1646%.

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. New Accounting Pronouncement

Financial Accounting Standards Board (“FASB”) Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements
During 2013, the FASB issued Accounting Standards Update (“ASU”) 2013-08, “Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements,” which amends the criteria that define an investment company and clarifies the measurement guidance and requires new disclosures for investment companies. ASU 2013-08 is effective for fiscal years beginning on or after December 15, 2013. Management has evaluated the implications of ASU 2013-08 and determined that each Fund’s current disclosures already followed this guidance and therefore it does not have an impact on the Funds’ financial statements or footnote disclosures.

9. Subsequent Events

Purchase and Sale Agreement
As previously described in Note 1 – General Information and Significant Accounting Policies, Purchase and Sale Agreement, on October 1, 2014, TIAA-CREF completed its previously announced acquisition of Nuveen and new investment management agreements and new sub-advisory agreements have been approved by shareholders of the Funds and went into effect on October 1, 2014.

74	Nuveen Investments

Additional Fund Information

Board of Trustees
William Adams IV*	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson
William J. Schneider	Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth

* Interested Board Member.

Fund Manager	Custodian	Legal Counsel	Independent Registered*	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	State Street Bank
Chicago, IL 60606	Boston, MA 02111		Chicago, IL 60601	& Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

* During the fiscal period ended August 31, 2014, the Board of Trustees of the Funds, upon recommendation of the Audit Committee, engaged KPMG LLP (“KPMG”) as the independent registered public accounting firm to the Funds replacing Ernst & Young LLP (“Ernst & Young”), which resigned as the independent registered public accounting firm effective August 11, 2014 as a result of the pending acquisition of Nuveen Investments by TIAA-CREF.

Ernst & Young’s report on the Funds for the two most recent fiscal periods ended February 28, 2014 and February 28, 2013, contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. For the fiscal periods ended February 28, 2014 and February 28, 2013 for the Funds and for the period March 1, 2014 through August 11, 2014, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements.

Quarterly Form N-Q Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Information
Each Fund intends to repurchase shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NAZ	NUM	NUO	NTX
Common shares repurchased	—	—	—	—

FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments	75

Glossary of Terms Used in this Report

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

■
Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■
Lipper Other States Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

■
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

76	Nuveen Investments

■
Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■
S&P Municipal Bond Indexes Arizona, Michigan, Ohio and Texas: Unleveraged, market value-weighted indexes designed to measure the performance of the tax-exempt, investment-grade municipal bond markets in Arizona, Michigan, Ohio and Texas, respectively. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Nuveen Investments	77

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

78	Nuveen Investments

Annual Investment Management Agreement Approval Process (Unaudited)

I. The Approval Process

The Board of Trustees of each Fund (each, a “Board” and each Trustee, a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and the sub-adviser to the respective Fund and determining whether to approve or continue such Fund’s advisory agreement (each, an “Original Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and sub-advisory agreement (each, an “Original Sub-Advisory Agreement” and, together with the Original Investment Management Agreement, the “Original Advisory Agreements”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”). Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), each Board is required to consider the continuation of the respective Original Advisory Agreements on an annual basis. In addition, prior to its annual review, the Board Members were advised of the potential acquisition of Nuveen Investments, Inc. (“Nuveen”) by TIAA-CREF (the “Transaction”). For purposes of this section, references to “Nuveen” herein include all affiliates of Nuveen Investments, Inc. providing advisory, sub-advisory, distribution or other services to the Funds and references to the “Board” refer to the Board of each Fund. In accordance with the 1940 Act and the terms of the Original Advisory Agreements, the completion of the Transaction would terminate each of the Original Investment Management Agreements and the Original Sub-Advisory Agreements. Accordingly, at an in-person meeting held on April 30, 2014 (the “April Meeting”), the Board, including all of the Independent Board Members, performed its annual review of the Original Advisory Agreements and approved the continuation of the Original Advisory Agreements for the Funds. Furthermore, in anticipation of the termination of the Original Advisory Agreements that would occur upon the consummation of the Transaction, the Board also approved for each Fund a new advisory agreement (each, a “New Investment Management Agreement”) between the Fund and the Adviser and a new sub-advisory agreement (each, a “New Sub-Advisory Agreement” and, together with the New Investment Management Agreement, the “New Advisory Agreements”) between the Adviser and the Sub-Adviser, each on behalf of the respective Fund to be effective following the completion of the Transaction and the receipt of the requisite shareholder approval.

Leading up to the April Meeting, the Independent Board Members had several meetings and deliberations, with and without management from Nuveen present and with the advice of legal counsel, regarding the Original Advisory Agreements, the Transaction and its impact and the New Advisory Agreements. At its meeting held on February 25-27, 2014 (the “February Meeting”), the Board Members met with a senior executive representative of TIAA-CREF to discuss the proposed Transaction. At the February Meeting, the Independent Board Members also established an ad hoc committee comprised solely of the Independent Board Members to monitor and evaluate the Transaction and to keep the Independent Board Members updated with developments regarding the Transaction. On March 20, 2014, the ad hoc committee met telephonically to discuss with management of Nuveen, and separately with independent legal counsel, the terms of the proposed Transaction and its impact on, among other things: the governance structure of Nuveen; the strategic plans for Nuveen; the operations of the Nuveen funds (which include the Funds); the quality or level of services provided to the Nuveen funds; key personnel that service the Nuveen funds and/or the Board and the compensation or incentive arrangements to retain such personnel; Nuveen’s capital structure; the regulatory requirements applicable to Nuveen or fund operations; and the Nuveen funds’ fees and expenses, including the funds’ complex-wide fee arrangement. Following the meeting of the ad hoc committee, the Board met in person (two Independent Board Members participating telephonically) in an executive session on March 26, 2014 to further discuss the proposed Transaction. At the executive session, the Board met privately with independent legal counsel to review its duties with respect to reviewing advisory agreements, particularly in the context of a change of control, and to evaluate further the Transaction and its impact on the Nuveen funds, the Adviser and the Sub-Adviser (collectively, the “Fund Advisers” and each, a “Fund Adviser”) and the services provided. Representatives of Nuveen also met with the Board to update the Board Members on developments regarding the Transaction, to

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respond to questions and to discuss, among other things: the governance of the Fund Advisers following the Transaction; the background, culture (including with respect to regulatory and compliance matters) and resources of TIAA-CREF; the general plans and intentions of TIAA-CREF for Nuveen; the terms and conditions of the Transaction (including financing terms); any benefits or detriments the Transaction may impose on the Nuveen funds, TIAA-CREF or the Fund Advisers; the reaction from the Fund Advisers’ employees knowledgeable of the Transaction; the incentive and retention plans for key personnel of the Fund Advisers; the potential access to additional distribution platforms and economies of scale; and the impact of any additional regulatory schemes that may be applicable to the Nuveen funds given the banking and insurance businesses operated in the TIAA-CREF enterprise. As part of its review, the Board also held a separate meeting on April 15-16, 2014 to review the Nuveen funds’ investment performance and consider an analysis provided by the Adviser of each sub-adviser of the Nuveen funds (including the Sub-Adviser) and the Transaction and its implications to the Nuveen funds. During their review of the materials and discussions, the Independent Board Members presented the Adviser with questions and the Adviser responded. Further, the Independent Board Members met in an executive session with independent legal counsel on April 29, 2014 and April 30, 2014.

In connection with their review of the Original Advisory Agreements and the New Advisory Agreements, the Independent Board Members received extensive information regarding the Funds and the Fund Advisers including, among other things: the nature, extent and quality of services provided by each Fund Adviser; the organization and operations of any Fund Adviser; the expertise and background of relevant personnel of each Fund Adviser; a review of each Fund’s performance (including performance comparisons against the performance of peer groups and appropriate benchmarks); a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of fund initiatives and shareholder communications; and an analysis of the Adviser’s profitability with comparisons to peers in the managed fund business. In light of the proposed Transaction, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by the Fund Advisers.

The Independent Board Members received, well in advance of the April Meeting, materials which responded to the request for information regarding the Transaction and its impact on Nuveen and the Nuveen funds including, among other things: the structure and terms of the Transaction; the impact of the Transaction on Nuveen, its operations and the nature, quality and level of services provided to the Nuveen funds, including, in particular, any changes to those services that the Nuveen funds may experience following the Transaction; the strategic plan for Nuveen, including any financing arrangements following the Transaction and any cost-cutting efforts that may impact services; the organizational structure of TIAA-CREF, including the governance structure of Nuveen following the Transaction; any anticipated effect on each Nuveen fund’s expense ratios (including changes to advisory and sub-advisory fees) and economies of scale that may be expected; any benefits or conflicts of interest that TIAA-CREF, Nuveen or their affiliates can expect from the Transaction; any benefits or undue burdens or other negative implications that may be imposed on the Nuveen funds as a result of the Transaction; the impact on Nuveen or the Nuveen funds as a result of being subject to additional regulatory schemes that TIAA-CREF must comply with in operating its various businesses; and the costs associated with obtaining necessary shareholder approvals and the bearer of such costs. The Independent Board Members also received a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including in conjunction with a change of control, from their independent legal counsel.

The materials and information prepared in connection with the review of the Original Advisory Agreements and New Advisory Agreements supplemented the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviewed the performance and various services provided by the Adviser and Sub-Adviser. The Board met at least quarterly as well as at other times as the need arose. At its quarterly meetings, the Board reviewed reports by the Adviser regarding, among other things, fund performance, fund expenses, premium and discount levels of closed-end funds, the performance of the investment teams and compliance, regulatory and risk management matters. In addition to regular reports, the Adviser provided special reports to the Board or a committee thereof from time to time to enhance

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the Board’s understanding of various topics that impact some or all the Nuveen funds (such as distribution channels, oversight of omnibus accounts and leverage management topics), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Adviser. The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

In addition, the Board has created several standing committees (the Executive Committee; the Dividend Committee; the Audit Committee; the Compliance, Risk Management and Regulatory Oversight Committee; the Nominating and Governance Committee; the Open-End Funds Committee; and the Closed-End Funds Committee). The Open-End Funds Committee and Closed-End Funds Committee are intended to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These two Committees have met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

Further, the Board continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds and meet key investment and business personnel at least once over a multiple year rotation. In this regard, the Independent Board Members made site visits to certain equity and fixed income teams of the Sub-Adviser in September 2013 and met with the Sub-Adviser’s municipal team at the August and November 2013 quarterly meetings.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Original Advisory Agreements and its review of the New Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the funds are the result of many years of review and discussion between the Independent Board Members and Nuveen fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and the Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. With respect to the New Advisory Agreements, the Board also considered the Transaction and its impact on the foregoing factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Original Advisory Agreements and New Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.      Nature, Extent and Quality of Services

1. The Original Advisory Agreements
In considering renewal of each Original Advisory Agreement, the Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including portfolio management services (and the resulting Fund performance) and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things: each Fund Adviser’s organization and business; the types of services that each Fund Adviser or its affiliates provide to each Fund; the performance record of each Fund (as described in further detail below); and any initiatives Nuveen had taken for the closed-end fund product line.

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In considering the services provided by the Fund Advisers, the Board recognized that the Adviser provides a myriad of investment management, administrative, compliance, oversight and other services for the Funds, and the Sub-Adviser generally provides the portfolio advisory services to the Funds under the oversight of the Adviser. The Board considered the wide range of services provided by the Adviser to the Nuveen funds beginning with developing the fund and monitoring and analyzing its performance to providing or overseeing the services necessary to support a fund’s daily operations. The Board recognized the Adviser, among other things, provides: (a) product management (such as analyzing ways to better position a fund in the marketplace, maintaining relationships to gain access to distribution platforms and setting dividends); (b) fund administration (such as preparing a fund’s tax returns, regulatory filings and shareholder communications; managing fund budgets and expenses; overseeing a fund’s various service providers; and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; and participating in fund development, leverage management and the development of investment policies and parameters). With respect to closed-end funds, the Adviser also monitors asset coverage levels on leveraged funds, manages leverage, negotiates the terms of leverage, evaluates alternative forms and types of leverage, promotes an orderly secondary market for common shares and maintains an asset maintenance system for compliance with certain rating agency criteria.

In its review, the Board also considered the new services, initiatives or other changes adopted since the last advisory contract review that were designed to enhance the services and support the Adviser provides to the Nuveen funds. The Board recognized that some initiatives are a multi-year process. In reviewing the activities of 2013, the Board recognized that the year reflected the Adviser’s continued focus on fund rationalization for both closed-end and open-end funds, consolidating certain funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain funds. As in the past, the Board recognized the Adviser’s significant investment in its technology initiatives, including the continued progress toward a central repository for fund and other Nuveen product data and implementing a data system to support the risk oversight group enabling it to provide more detailed risk analysis for the Nuveen funds. The Board noted the new data system has permitted more in-depth analysis of the investment risks of the Funds and across the complex providing additional feedback and insights to the investment teams and more comprehensive risk reporting to the Board. The Adviser also conducted several workshops for the Board regarding the new data system, including explaining the risk measures being applied and their purpose. The Board also recognized the enhancements in the valuation group within the Adviser, including centralizing the fund pricing process within the valuation group, trending to more automated and expedient reviews and continuing to expand its valuation team. The Board further considered the expansion of personnel in the compliance department enhancing the collective expertise of the group, investments in additional compliance systems and the updates of various compliance policies.

In addition to the foregoing actions, the Board also considered other initiatives related to the closed-end funds, including the continued investment of considerable resources and personnel dedicated to managing and overseeing the various forms of leverage utilized by certain funds. The Board recognized the results of these efforts included the development of less expensive forms of leverage, expansion of leverage providers, the negotiation of more favorable terms for existing leverage, the enhanced ability to respond to market and regulatory developments and the enhancements to technology systems to manage and track the various forms of leverage. The Board also noted Nuveen’s continued capital management services, including executing share

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repurchase programs, its implementation of data systems that permit more targeted solicitation strategies for fund mergers and more targeted marketing and promotional efforts and its continued focus and efforts to address the discounts of various funds. The Board further noted Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive communication program designed to further educate the investor and analyst about closed-end funds. Nuveen’s support services included, among other things, maintaining and enhancing a closed-end fund website, creating marketing campaigns and educational materials, communicating with financial advisers, sponsoring and participating in conferences, providing educational seminars and programs and evaluating the results of these marketing efforts.

As noted, the Adviser also oversees the Sub-Adviser who provides the portfolio advisory services to the Funds. In reviewing the portfolio advisory services provided to each Fund, the Nuveen Investment Services Oversight Team of the Adviser analyzes the performance of the Sub-Adviser and may recommend changes to the investment team or investment strategies as appropriate. In assisting the Board’s review of the Sub-Adviser, the Adviser provides a report analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, organization and history, assets under management, the investment team’s philosophy and strategies in managing each Fund, developments affecting the Sub-Adviser or the Funds and their performance. In their review of the Sub-Adviser, the Independent Board Members considered, among other things, the experience and qualifications of the relevant investment personnel, their investment philosophy and strategies, the Sub-Adviser’s organization and stability, its capabilities and any initiatives taken or planned to enhance its current capabilities or support potential growth of business and, as outlined in further detail below, the performance of the Funds. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance while not providing an inappropriate incentive to take undue risks.

Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Nuveen funds’ compliance policies and procedures; the resources dedicated to compliance; the record of compliance with the policies and procedures; and Nuveen’s supervision of the Funds’ service providers. The Board recognized Nuveen’s commitment to compliance and strong commitment to a culture of compliance. Given the Adviser’s emphasis on monitoring investment risk, the Board has also appointed two Independent Board Members as point persons to review and keep the Board apprised of developments in this area and work with applicable Fund Adviser personnel.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to each Fund under the respective Original Advisory Agreement were satisfactory.

2. The New Advisory Agreements
In evaluating the nature, quality and extent of the services expected to be provided by the Fund Advisers under the New Investment Management Agreements and the New Sub-Advisory Agreements, the Board Members concluded that no diminution in the nature, quality and extent of services provided to each Fund and its shareholders by the respective Fund Advisers is expected as a result of the Transaction. In making their determination, the Independent Board Members considered, among other things: the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of each Fund Adviser; the ability of each Fund Adviser to perform its duties after the Transaction, including any changes to the level or quality of services provided to the Funds; the potential implications of any additional regulatory requirements imposed on the Fund Advisers or the Nuveen funds following the Transaction; and any anticipated changes to the investment and other practices of the Nuveen funds.

The Board noted that the terms of each New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement relating to the same Fund. Similarly, the terms of each New Sub-Advisory Agreement, including fees payable thereunder, are substantially identical to those of the Original

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Sub-Advisory Agreement relating to the same Fund. The Board considered that the services to be provided and the standard of care under the New Investment Management Agreements and the New Sub-Advisory Agreements are the same as the corresponding original agreements. The Board Members noted the Transaction also does not alter the allocation of responsibilities between the Adviser and the Sub-Adviser. The Sub-Adviser will continue to furnish an investment program, make investment decisions and place all orders for the purchase and sale of securities, all on behalf of each Fund and subject to oversight of the Board and the Adviser. The Board noted that TIAA-CREF did not anticipate any material changes to the advisory, sub-advisory or other services provided to the Nuveen funds as a result of the Transaction. The Independent Board Members recognized that there were not any planned “cost cutting” measures that could be expected to reduce the nature, extent or quality of services. The Independent Board Members further noted that there were currently no plans for material changes to senior personnel at Nuveen or key personnel who provide services to the Nuveen funds and the Board following the Transaction. The key personnel who have responsibility for the Nuveen funds in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction, although such personnel may have additional reporting requirements to TIAA-CREF. The Board also considered the anticipated incentive plans designed to retain such key personnel. Notwithstanding the foregoing, the Board Members recognized that personnel changes may occur in the future as a result of normal business developments or personal career decisions.

The Board Members also considered Nuveen’s proposed governance structure following the Transaction and noted that Nuveen was expected to remain a stand-alone business within the TIAA-CREF enterprise and operate relatively autonomously from the other TIAA-CREF businesses, but would receive the general support and oversight from certain TIAA-CREF functional groups (such as legal, finance, internal audit, compliance, and risk management groups). The Board recognized, however, that Nuveen may be subject to additional reporting requirements as it keeps TIAA-CREF abreast of developments affecting the Nuveen business, may be required to modify certain of its reports, policies and procedures as necessary to conform to the practices followed in the TIAA-CREF enterprise and may need to collaborate with TIAA-CREF with respect to strategic planning for its business.

In considering the implications of the Transaction, the Board Members also recognized the reputation and size of TIAA-CREF and the benefits that the Transaction may bring to the Nuveen funds and Nuveen. In this regard, the Board recognized, among other things, that the increased resources and support that may be available to Nuveen from TIAA-CREF and the improved capital structure of Nuveen Investments, Inc. (the parent of the Adviser) that would result from the significant reduction in its debt level may reinforce and enhance Nuveen’s ability to provide quality services to the Nuveen funds and to invest further into its infrastructure.

Further, with the consummation of the Transaction, the Board recognized the enhanced distribution capabilities for the Nuveen funds as the funds may gain access to TIAA-CREF’s distribution network, particularly through TIAA-CREF’s retirement platform and institutional client base. The Board also considered that investors in TIAA-CREF’s retirement platform may choose to roll their investments as they exit their retirement plans into the Nuveen funds. The Independent Board Members recognized the potential cost savings to the benefit of all shareholders of the Nuveen funds from reduced expenses as assets in the Nuveen fund complex rise pursuant to the complex-wide fee arrangement described in further detail below.

Based on their review, the Independent Board Members found that the expected nature, extent and quality of services to be provided to each Fund under its New Advisory Agreements were satisfactory and supported approval of the New Advisory Agreements.

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B.      The Investment Performance of the Funds and Fund Advisers

1. The Original Advisory Agreements
The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of each Fund’s performance and the applicable investment team. In considering each Fund’s performance, the Board recognized that a fund’s performance can be reviewed through various measures including the fund’s absolute return, the fund’s return compared to the performance of other peer funds and the fund’s performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) and with recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2013, as well as performance information reflecting the first quarter of 2014. With respect to closed-end funds, the Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to address or discuss other developments affecting the secondary market discounts of various funds. This information supplemented the Nuveen fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

• The performance data reflects a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

• Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance.

• The investment experience of a particular shareholder in a fund will vary depending on when such shareholder invests in such fund, the class held (if multiple classes offered in the fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

• The usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Adviser classified the Performance Peer Groups of the Nuveen funds from highly relevant to less relevant. All of the Funds were classified with less relevant Performance Peer Groups. Therefore, the Board considered each Fund’s performance compared to its benchmark to help assess the Fund’s comparative performance. A fund was generally considered to have performed comparably to its benchmark if the fund’s performance was within certain thresholds compared to the performance of its benchmark and was considered to have outperformed or underperformed its benchmark if the fund’s performance was beyond these thresholds for the one- and three-year periods, subject to certain exceptions.i While the Board is cognizant of the relative performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the fund with its peers and/or benchmarks result in differences in performance results. Further, for funds that utilize leverage, the Board understands that leverage during different periods can provide both benefits and risks to a portfolio as compared to an unlevered benchmark.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund’s fee structure.

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As indicated above, the Funds had Performance Peer Groups classified as less relevant and, therefore, the Board considered each Fund’s performance compared to its respective benchmark. In considering the performance data, the Independent Board Members noted that each Fund’s performance over time was satisfactory compared to the performance of its benchmark. In this regard, the Board considered that, although Nuveen Arizona Premium Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund and Nuveen Texas Quality Income Municipal Fund underperformed their benchmarks in the one-year period, they outperformed their benchmarks in the three- and five-year periods, and, although Nuveen Ohio Quality Income Municipal Fund underperformed its benchmark in the one-year period, it provided generally comparable performance in the three-year period and outperformed its benchmark in the five-year period.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

2. The New Advisory Agreements
With respect to the performance of each Fund, the Board considered that the portfolio investment personnel responsible for the management of the respective Fund portfolios were expected to continue to manage such portfolios following the completion of the Transaction and the investment strategies of the Funds were not expected to change as a result of the Transaction (subject to changes unrelated to the Transaction that are approved by the Board and/or shareholders). Accordingly, the findings regarding performance outlined above for the Original Advisory Agreements are applicable to the review of the New Advisory Agreements.

C.      Fees, Expenses and Profitability

1. Fees and Expenses
The Board evaluated the management fees and expenses of each Fund, reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; the differences in the type and use of leverage; and the differences in the states reflected in the Peer Universe (with respect to state municipal funds) may impact the comparative data thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses (excluding leverage costs and leveraged assets for the closed-end funds), the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their peer average based on the net total expense ratio. The Independent Board Members observed that the Funds had net management fees and net expense ratios (including fee waivers and expense reimbursements) below or in line with their respective peer averages.

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Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients
The Board recognized that all Nuveen funds have a sub-adviser, either affiliated or non-affiliated, and therefore the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser. In general terms, the fee to the Adviser reflects the administrative and other services it provides to support the Nuveen fund (as described above) and, while some administrative services may occur at the sub-adviser level, the fee to the sub-adviser generally reflects the portfolio management services provided by the sub-adviser. The Independent Board Members considered the fees a Fund Adviser assesses to the Funds compared to that of other clients. With respect to municipal funds, such other clients of a Fund Adviser may include: municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by the Adviser.

The Independent Board Members reviewed the nature of services provided by the Adviser, including through its affiliated sub-advisers and the average fee the affiliated sub-advisers assessed such clients as well as the range of fees assessed to the different types of separately managed accounts (such as retail, institutional or wrap accounts) to the extent applicable to the respective sub-adviser. In their review, the Independent Board Members considered the differences in the product types, including, but not limited to: the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Nuveen funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. The Independent Board Members noted that, as a general matter, higher fee levels reflect higher levels of service, increased investment management complexity, greater product management requirements and higher levels of risk or a combination of the foregoing. The Independent Board Members further noted, in particular, that the range of services provided to the Funds (as discussed above) is generally much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Adviser are not required for institutional clients. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Fund Advisers
In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data, an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2013 and Nuveen’s consolidated financial statements for 2013. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses and profit margin compared to that of various unaffiliated management firms.

In reviewing profitability, the Independent Board Members noted the Adviser’s continued investment in its business with expenditures to, among other things, upgrade its investment technology and compliance systems and provide for additional

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personnel and other resources. The Independent Board Members recognized the Adviser’s continued commitment to its business should enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. In addition, in evaluating profitability, the Independent Board Members also noted the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available, and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, an adviser’s particular business mix, capital costs, size, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members noted the Adviser’s adjusted operating margin appears to be reasonable in relation to other investment advisers and sufficient to operate as a viable investment management firm meeting its obligations to the Nuveen funds. Based on their review, the Independent Board Members concluded that the Adviser’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Adviser, the Independent Board Members reviewed such sub-advisers’ revenues, expenses and profitability margins (pre- and post-tax) for their advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive or are expected to receive that are directly attributable to the management of a Nuveen fund. See Section E below for additional information on indirect benefits the Fund Advisers may receive as a result of its relationship with a Nuveen fund. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the Funds were reasonable.

4. The New Advisory Agreements
As noted above, the terms of the New Advisory Agreements are substantially identical to their corresponding Original Advisory Agreements. The fee schedule, including the breakpoint schedule and complex-wide fee schedule, in each New Advisory Agreement is identical to that under the corresponding Original Advisory Agreement. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing the Transaction not to increase contractual management fee rates for any Nuveen fund. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course. Based on the information provided, the Board Members did not believe that the overall expenses would increase as a result of the Transaction. In addition, the Board Members recognized that the Nuveen funds may gain access to the retirement platform and institutional client base of TIAA-CREF, and the investors in the retirement platforms may roll their investments into one or more Nuveen funds as they exit their retirement plans. The enhanced distribution access may result in additional sales of the Nuveen funds resulting in an increase in total assets under management in the complex and a corresponding decrease in overall management fees if additional breakpoints at the fund-level or complex-wide level are met. Based on its review, the Board determined that the management fees and expenses under each New Advisory Agreement were reasonable.

Further, other than from a potential reduction in the debt level of Nuveen Investments, Inc., the Board recognized that it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen’s profitability. Given the fee schedule was not expected to change under the New Advisory Agreements, however, the Independent Board Members concluded that each Fund Adviser’s level of profitability for its advisory activities under the respective New Advisory Agreements would continue to be reasonable in light of the services provided.

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D.     Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

1. The Original Advisory Agreements
With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that, although closed-end funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios.

In addition to fund-level advisory fee breakpoints, the Board also considered the Nuveen funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement (as applicable) were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

2. The New Advisory Agreements
As noted, the Independent Board Members recognized that the fund-level and complex-wide schedules will not change under the New Advisory Agreements. Assets in the funds advised by TIAA-CREF or its current affiliates will not be included in the complex-wide fee calculation. Nevertheless, the Nuveen funds may have access to TIAA-CREF’s retirement platform and institutional client base. The access to this distribution network may enhance the distribution of the Nuveen funds which, in turn, may lead to reductions in management and sub-advisory fees if the Nuveen funds reach additional fund-level and complex-wide breakpoint levels. Based on their review, including the considerations in the annual review of the Original Advisory Agreements, the Independent Board Members determined that the fund-level breakpoint schedules and complex-wide fee schedule continue to be appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale under the New Advisory Agreements.

E.      Indirect Benefits

1. The Original Advisory Agreements
In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, with respect to closed-end funds, the Independent Board Members considered any revenues received by affiliates of the Adviser for serving as co-manager in initial public offerings of new closed-end funds as well as revenues received in connection with secondary offerings.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the fund and other clients. Each Fund’s portfolio transactions are allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the applicable Fund’s portfolio

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

transactions. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Funds and their shareholders to the extent the research enhances the ability of the Sub-Adviser to manage the Funds. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

2. The New Advisory Agreements
The Independent Board Members noted that, as the applicable policies and operations of the Fund Advisers with respect to the Nuveen funds were not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Independent Board Members further noted the benefits the Transaction would provide to TIAA-CREF and Nuveen, including a larger-scale fund complex, certain shared services (noted above) and a broader range of investment capabilities, distribution capabilities and product line. Further, the Independent Board Members noted that Nuveen Investments, Inc. (the parent of the Adviser) would benefit from an improved capital structure through a reduction in its debt level.

F.      Other Considerations for the New Advisory Agreements

In addition to the factors above, the Board Members also considered the following with respect to the Nuveen funds:

• Nuveen would rely on the provisions of Section 15(f) of the 1940 Act. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction not to increase contractual management fee rates for any fund. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

• The Nuveen funds would not incur any costs in seeking the necessary shareholder approvals for the New Investment Management Agreements or the New Sub-Advisory Agreements (except for any costs attributed to seeking shareholder approvals of fund specific matters unrelated to the Transaction, such as election of Board Members or changes to investment policies, in which case a portion of such costs will be borne by the applicable funds).

• The reputation, financial strength and resources of TIAA-CREF.

• The long-term investment philosophy of TIAA-CREF and anticipated plans to grow Nuveen’s business to the benefit of the Nuveen funds.

• The benefits to the Nuveen funds as a result of the Transaction including: (i) increased resources and support available to Nuveen as well as an improved capital structure that may reinforce and enhance the quality and level of services it provides to the funds; (ii) potential additional distribution capabilities for the funds to access new markets and customer segments through TIAA-CREF’s distribution network, including, in particular, its retirement platforms and institutional client base; and (iii) access to TIAA-CREF’s expertise and investment capabilities in additional asset classes.

G.     Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Original Advisory Agreement and New Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Original Advisory Agreements be renewed and the New Advisory Agreements be approved.

90	Nuveen Investments

II. Approval of Interim Advisory Agreements
At the April Meeting, the Board Members, including the Independent Board Members, unanimously approved for each Fund an interim advisory agreement (the “Interim Investment Management Agreement”) between the respective Fund and the Adviser and an interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”) between the Adviser and the Sub-Adviser. If necessary to assure continuity of advisory services, each respective Interim Investment Management Agreement and Interim Sub-Advisory Agreement will take effect upon the closing of the Transaction if shareholders have not yet approved the corresponding New Investment Management Agreement or New Sub-Advisory Agreement. The terms of each Interim Investment Management Agreement and Interim Sub-Advisory Agreement are substantially identical to those of the corresponding Original Investment Management Agreement and New Investment Management Agreement and the corresponding Original Sub-Advisory Agreement and New Sub-Advisory Agreement, respectively, except for certain term and fee escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Funds under the respective Interim Investment Management Agreements and Interim Sub-Advisory Agreements are at least equivalent to the scope and quality of services provided under the applicable Original Investment Management Agreements and Original Sub-Advisory Agreements.

i
The Board recognized that the Adviser considered a fund to have outperformed or underperformed its benchmark if the fund’s performance was higher or lower than the performance of the benchmark by the following thresholds: for open-end funds (+/- 100 basis points for equity funds excluding index funds; +/- 30 basis points for tax exempt fixed income funds; +/- 40 basis points for taxable fixed income funds) and for closed-end funds (assuming 30% leverage) (+/- 130 basis points for equity funds excluding index funds; +/- 39 basis points for tax exempt funds and +/- 52 basis points for taxable fixed income funds).

Nuveen Investments	91

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $231 billion as of June 30, 2014.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by Nuveen Investments, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com

ESA-B-0814D 3772-INV-B10/15

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the  report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Ohio Quality Income Municipal Fund

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: November 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: November 6, 2014

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
 (principal financial officer)

Date: November 6, 2014